UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7123

Dreyfus Growth & Value Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	08/31
Date of reporting period:	08/31/2005

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
24	Report of Independent Registered
Public Accounting Firm
25	Information About the Review and Approval
of the Fund’s Management Agreement
30	Board Members Information
32	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Emerging Leaders Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Emerging Leaders Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio managers, John S. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, each of whom comprise the Smallcap Team of Franklin Portfolio Associates, LLC.

On average, stock prices ended the reporting period higher than where they began. However, most of the market’s gains occurred during the closing months of 2004. So far in 2005, positive factors, including steady economic growth and higher corporate profits, were largely offset by headwinds, such as sharply higher energy prices and rising short-term interest rates. Midcap stocks produced higher returns than small-cap stocks in this environment, and small-cap stocks outperformed large-cap stocks. Also, value-oriented stocks have generally produced better results than their more growth-oriented counterparts during the past 12 months.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other lingering consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook.Nonetheless,our economists currently expect the economy to continue to grow without either entering a recession or triggering a significant acceleration of infla-tion.As always, we encourage you to discuss the potential implications of these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

John S. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, Portfolio Managers
How did Dreyfus Emerging Leaders Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund produced a total return of 23.68% .1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), achieved a 23.10% total return for the same period.2

We attribute these results to continuing growth in the U.S. economy, which led to better-than-forecasted corporate financial results for many companies. These favorable developments outweighed the negative impact of rising interest rates and energy prices, resulting in a generally positive environment for most stocks. Small- to midcap stocks tended to outperform their large-cap counterparts, as they have for the past six years. The fund participated fully in the small-cap market’s gains, delivering particularly strong returns in the health care, producer durables and technology sectors. Although a few individual holdings detracted from returns, the fund roughly matched or exceeded the benchmark’s performance in most investment sectors.

What is the fund’s investment approach?

The fund seeks capital growth by investing at least 80% of its assets in companies we believe are emerging leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings growth. The fund primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase. Because the fund may continue to hold a security as its market capitalization grows, a substantial portion of the fund’s holdings can have market capitalizations in excess of $2 billion at any given time.

For the first 10 months of the reporting period, we employed a blended approach, investing in a combination of growth and value stocks. Using fundamental research and direct management contact, we sought stocks with strong positions in major product lines,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

sustained achievement records and strong financial conditions. We sought special situations, such as corporate restructurings or management changes that could be a catalyst for stock appreciation.

Since June 30, 2005, we have employed a structured, risk-controlled approach in which principles of fundamental analysis are implemented quantitatively.This disciplined,“bottom-up,” approach seeks to identify undervalued securities through computer models that rank stocks based on fundamental momentum, relative value, long-term growth and additional factors, such as technical factors.We attempt to maintain a neutral exposure to industry groups relative to the Index. Within each sector, we overweight the stocks ranked most attractive and underweight or avoid those ranked least attractive.

What other factors influenced the fund’s performance?

The fund secured its greatest gains in the health care sector, where relative returns were bolstered by good individual stock selections and an emphasis on health care facilities and service providers. Top performers included insurer PacifiCare Health Systems, eldercare and rehabilitation specialist Genesis HealthCare and outpatient dialysis services provider DaVita.The fund’s relatively light exposure to biotech-nology stocks further enhanced its performance relative to the benchmark.

Our stock selection strategy also generated relatively strong gains in other sectors. In the producer durables area, the fund’s returns benefited most significantly from its position in United Defense Industries, which was acquired at a premium by BAE Systems; and heavy machinery producer JLG Industries, which rose on the strength of greater industrial demand for roadwork and construction equipment. Most of the fund’s best technology performers were concentrated in the software and services area, including F5 Networks, a provider of application traffic management products, and Anteon International, a designer of governmental defense and emergency response systems. Gains in these holdings, and in Genesis Microchip, a maker of display image processors, more than made up for disappointing returns from other technology holdings, such as semiconductor maker Skyworks Solutions and Internet services provider InfoSpace. Finally, in the

4

energy sector, the fund’s investment in Arch Coal generated notably good returns amid rising commodity prices due to rising industrial demand for a limited supply of energy commodities.

The fund experienced only a few significant disappointments during the reporting period. In addition to the technology stocks mentioned above, the fund’s returns were hurt by a dip in shares of acute care facilities operator LifePoint Hospitals, which acquired less profitable competitors in the summer of 2005. In the financial sector, a mild earnings shortfall led to a decline in Signature Bank, a New York-based banking, brokerage and insurance service provider.

What is the fund’s current strategy?

The Smallcap Team of Franklin Portfolio Associates, LLC stepped in as the fund’s portfolio manager on June 30, 2005.While we have maintained the fund’s focus on small-cap stocks, during the final two months of the reporting period we began the gradual process of adjusting the fund’s portfolio composition to reflect our quantitatively driven, sector-neutral investment approach. We anticipate that this process will continue over the next several months.

As of the end of the reporting period, the fund continued to reflect the prior managers’ emphasis on certain sectors, with reduced but still overweighted exposure to technology and energy stocks and, within the health care sector, medical service providers.The fund also held slightly underweighted exposure to the financial and specialty retail areas.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement effective
March 16, 2005, through March 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000
Index is composed of the 3,000 largest U.S. companies based on total market capitalization.

The Fund 5

FUND PERFORMANCE
Average Annual Total Returns	as of 8/31/05
	Inception			From
	Date	1 Year	5 Years	Inception

Fund	9/29/95	23.68%	3.66%	16.49%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

The above graph compares a $10,000 investment made in Dreyfus Emerging Leaders Fund on 9/29/95 (inception date) to a $10,000 investment made in the Russell 2000 Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization and does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Leaders Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2005
Expenses paid per $1,000 †	$ 6.07
Ending value (after expenses)	$1,058.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
Expenses paid per $1,000 †	$ 5.96
Ending value (after expenses)	$1,019.31

† Expenses are equal to the fund’s annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS August 31, 2005
Common Stocks—100.0%	Shares	Value ($)

Commercial & Professional Services—6.7%
Bell Microproducts	99,600 [a]	1,008,948
Cantel Medical	127,800 [a]	2,658,240
Harte-Hanks	374,600	9,612,236
Rush Enterprises, Cl. A	44,900 [a]	717,951
Spartan Stores	47,059 [a]	481,884
United Natural Foods	109,000 [a]	3,706,000
Valassis Communications	340,000 [a]	13,406,200
Valueclick	366,400 [a,b]	5,290,816
WESCO International	425,000 [a]	14,747,500
		51,629,775
Communications—.2%
Golden Telecom	35,700 [b]	1,053,150
Talk America Holdings	53,400 [a,b]	489,678
		1,542,828
Consumer Non-Durables—2.2%
Church & Dwight	355,000	13,546,800
Mannatech	78,600 [b]	977,784
Parlux Fragrances	83,800 [a,b]	2,628,806
		17,153,390
Consumer Services—5.7%
Educate	349,800 [a]	5,659,764
Intrawest	593,500	15,520,025
Lakes Entertainment	60,200 [a,b]	746,480
Lin TV, Cl. A	47,500 [a]	717,725
Orient-Express Hotels, Cl. A	296,300	9,105,299
Pinnacle Entertainment	598,400 [a]	11,932,096
World Wrestling Entertainment	34,600	436,998
		44,118,387
Electronic Technology—11.5%
Advanced Energy Industries	337,100 [a]	4,018,232
Cypress Semiconductor	700,000 [a,b]	10,941,000
DRS Technologies	132,100	6,796,545
Extreme Networks	1,650,000 [a]	7,128,000
F5 Networks	215,000 [a]	8,877,350
Genesis Microchip	648,500 [a]	17,049,065
Hexcel	748,400 [a]	14,556,380

8

Common Stocks (continued)	Shares	Value ($)

Electronic Technology (continued)
Integrated Circuit Systems	292,700 [a]	6,164,262
Intevac	64,600 [a]	844,322
MIPS Technologies	361,100 [a]	2,264,097
Omnivision Technologies	154,000 [a,b]	2,257,640
Redback Networks	63,100 [a]	570,424
Silicon Image	361,600 [a]	3,735,328
SpectraLink	149,100	1,921,899
TTM Technologies	166,500 [a]	1,288,710
X-Rite	43,100	542,629
		88,955,883
Energy Minerals—7.1%
Arch Coal	212,300 [b]	13,629,660
Cabot Oil & Gas	396,000	17,103,240
Houston Exploration	150,000 [a]	8,835,000
Unit	290,000 [a]	15,097,400
		54,665,300
Finance—18.3%
Affiliated Managers Group	226,600 [a,b]	16,453,426
Affordable Residential Communities	74,400 [b]	879,408
Amegy Bancorp	673,600	15,135,792
BFC Financial, Cl. A	61,800 [a]	470,916
Bimini Mortgage Management, Cl. A	51,400	641,472
Boykin Lodging	134,800 [a]	1,773,968
First Midwest Bancorp	422,000	16,010,680
Flagstar Bancorp	106,900 [b]	1,844,025
Greater Bay Bancorp	566,900	14,285,880
Harbor Florida Bancshares	354,500	12,910,890
LTC Properties	74,800	1,513,204
Luminent Mortgage Capital	235,800	2,136,348
Montpelier Re Holdings	335,400	10,967,580
Ocwen Financial	90,000 [a,b]	618,300
Partners Trust Financial Group	72,000	853,200
Presidential Life	33,100	582,229
R&G Financial, Cl. B	243,300	3,681,129
Reinsurance Group of America	256,600	11,010,706
Signature Bank	234,700 [a]	7,038,653

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Finance (continued)
Webster Financial	262,200	12,040,224
Westamerica Bancorporation	200,000	10,442,000
		141,290,030
Health Technology—3.6%
Andrx	582,000 [a,b]	10,551,660
ArQule	75,000 [a]	573,000
Candela	72,200 [a]	715,502
Cotherix	125,200 [a,b]	1,745,288
Enzon Pharmaceuticals	248,000 [a]	1,733,520
Eyetech Pharmaceuticals	370,800 [a,b]	6,778,224
Genitope	171,200 [a,b]	1,374,736
Myogen	7,600 [a,b]	157,320
Neurometrix	146,700 [a]	4,085,595
		27,714,845
Industrial Services—5.9%
Superior Energy Services	765,000 [a]	16,768,800
Todco, Cl. A	580,000	20,137,600
Universal Compression Holdings	206,900 [a]	8,524,280
		45,430,680
Non-Energy Minerals—2.4%
Agnico-Eagle Mines	890,000	11,641,200
Olin	356,800	6,665,024
		18,306,224
Process Industries—5.6%
Agrium	600,000	12,900,000
Albany International, Cl. A	380,000	13,687,600
Cambrex	45,100	857,802
Crown Holdings	572,400 [a]	9,667,836
Pioneer Cos.	40,100 [a]	887,012
Wausau Paper	384,800	4,579,120
Wellman	51,400	357,230
		42,936,600
Producer Manufacturing—5.9%
IDEX	310,000	13,485,000
JLG Industries	541,400 [b]	17,752,506

10

Common Stocks (continued)	Shares	Value ($)

Producer Manufacturing (continued)
Steel Technologies	62,600	1,465,466
Trinity Industries	349,700 [b]	13,089,271
		45,792,243
Retail Trade—5.4%
Bon-Ton Stores	33,000	668,910
Genesco	399,600 [a]	15,868,116
Pacific Sunwear of California	622,000 [a]	14,853,360
PETCO Animal Supplies	451,000 [a]	9,976,120
		41,366,506
Technology Services—13.4%
Anteon International	320,000 [a]	14,704,000
Apria Healthcare Group	365,000 [a]	12,493,950
Business Objects, ADR	349,500 [a,b]	11,652,330
Chemed	300,000 [b]	12,138,000
eCollege.com	58,500 [a,b]	734,175
Entercom Communications	94,500 [a]	3,161,025
Genesis HealthCare	330,000 [a]	13,233,000
Global Payments	200,000	13,156,000
Hyperion Solutions	235,400 [a]	10,209,298
LifePoint Hospitals	115,600 [a]	5,257,488
NDCHealth	255,000	4,796,550
Online Resources	65,500 [a]	628,145
Vignette	102,400 [a]	1,555,456
		103,719,417
Transportation—2.4%
Skywest	619,100	14,678,861
World Air Holdings	349,100 [a]	3,515,437
		18,194,298
Utilities—3.7%
ALLETE	274,200	12,407,550
Duquesne Light Holdings	600,000 [b]	10,890,000
Puget Energy	247,900	5,644,683
		28,942,233
Total Common Stocks
(cost $534,863,906)		771,758,639

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Other Investment—.7%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $5,501,000)		5,501,000 [c]	5,501,000

Investment of Cash Collateral
for Securities Loaned—7.8%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $60,286,082)		60,286,082 [c]	60,286,082

Total Investments (cost $600,650,988)		108.5%	837,545,721
Liabilities, Less Cash and Receivables		(8.5%)	(65,535,720)
Net Assets		100.0%	772,010,001

ADR—American Depository Receipts.
[a] Non-income producing.
[b]	All or a portion of these securities are on loan. At August 31, 2005, the total market value of the fund’s securities on
	loan is $58,815,708 and the total market value of the collateral held by the fund is $60,286,082.
[c]	Investments in affiliated money market mutual funds.

Portfolio Summary †
	Value (%)		Value (%)

Finance	18.3	Industrial Services	5.9
Technology Services	13.4	Consumer Services	5.7
Electronic Technology	11.5	Process Industries	5.6
Money Market Investments	8.5	Retail Trade	5.4
Energy Minerals	7.1	Other	14.5
Commercial & Professional Services	6.7
Producer Manufacturing	5.9		108.5

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $58,815,708)—Note 1(b):
Unaffiliated issuers	534,863,906	771,758,639
Affiliated issuers	65,787,082	65,787,082
Cash		22,127
Dividends and interest receivable		346,888
Receivable for shares of Common Stock subscribed		156,616
Prepaid expenses		33,450
		838,104,802

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		785,109
Liability for securities loaned—Note 1(b)		60,286,082
Payable for investment securities purchased		3,014,912
Payable for shares of Common Stock redeemed		1,669,138
Accrued expenses		339,560
		66,094,801

Net Assets ($)		772,010,001

Composition of Net Assets ($):
Paid-in capital		428,201,599
Accumulated undistributed investment income—net		1,910
Accumulated net realized gain (loss) on investments		106,911,759
Accumulated net unrealized appreciation
(depreciation) on investments		236,894,733

Net Assets ($)		772,010,001

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		16,552,328
Net Asset Value, offering and redemption price per share—Note 3(e) ($)		46.64

See notes to financial statements.
The Fund 13

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $26,682 foreign taxes withheld at source):
Unaffiliated issuers	9,667,233
Affiliated issuers	536,335
Income from securities lending	242,324
Total Income	10,445,892
Expenses:
Management fee—Note 3(a)	8,270,087
Shareholder servicing costs—Note 3(b)	3,707,175
Custodian fees—Note 3(b)	66,520
Professional fees	48,235
Prospectus and shareholders’ reports	35,238
Registration fees	19,931
Directors’ fees and expenses—Note 3(c)	18,483
Interest expense—Note 2	14,158
Loan commitment fees—Note 2	6,015
Miscellaneous	24,630
Total Expenses	12,210,472
Less—reduction in management fee
due to undertaking—Note 3(a)	(620,065)
Net Expenses	11,590,407
Investment (Loss)—Net	(1,144,515)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	174,321,426
Net unrealized appreciation (depreciation) on investments	30,084,682
Net Realized and Unrealized Gain (Loss) on Investments	204,406,108
Net Increase in Net Assets Resulting from Operations	203,261,593

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment (loss)—net	(1,144,515)	(5,932,203)
Net realized gain (loss) on investments	174,321,426	153,626,269
Net unrealized appreciation
(depreciation) on investments	30,084,682	(20,290,024)
Net Increase (Decrease) in Net Assets
Resulting from Operations	203,261,593	127,404,042

Capital Stock Transactions ($):
Net proceeds from shares sold	124,224,914	316,518,596
Cost of shares redeemed	(548,335,097)	(621,998,115)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(424,110,183)	(305,479,519)
Total Increase (Decrease) in Net Assets	(220,848,590)	(178,075,477)

Net Assets ($):
Beginning of Period	992,858,591	1,170,934,068
End of Period	772,010,001	992,858,591
Undistributed investment income—net	1,910	—

Capital Share Transactions (Shares):
Shares sold	2,919,033	8,304,150
Shares redeemed	(12,695,747)	(16,228,851)
Net Increase (Decrease) in Shares Outstanding	(9,776,714)	(7,924,701)

See notes to financial statements.
The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	37.71	34.18	27.85	36.06	40.61
Investment Operations:
Investment (loss)—net [a]	(.05)	(.19)	(.16)	(.16)	(.15)
Net realized and unrealized
gain (loss) on investments	8.98	3.72	6.49	(7.21)	(3.81)
Total from Investment Operations	8.93	3.53	6.33	(7.37)	(3.96)
Distributions:
Dividends from net realized
gain on investments	—	—	—	(.84)	(.59)
Net asset value, end of period	46.64	37.71	34.18	27.85	36.06

Total Return (%)	23.68	10.29	22.77	(20.78)	(9.80)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.33	1.31	1.38	1.34	1.29
Ratio of net expenses
to average net assets	1.26	1.31	1.38	1.34	1.29
Ratio of net investment (loss)
to average net assets	(.12)	(.50)	(.56)	(.49)	(.39)
Portfolio Turnover Rate	42.07	47.66	50.27	36.24	77.63

Net Assets, end of period
($ x 1,000)	772,010	992,859	1,170,934	1,074,004	1,379,534

[a] Based on average shares outstanding at each month end. See notes to financial statements.
16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund.The fund’s investment objective is capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to existing shareholders without a sales charge.The fund is closed to new investors.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked

Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at net assets.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified

18

institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $108,744,881 and unrealized appreciation $235,063,521.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2005, as a result of permanent book to tax differences primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $1,146,425 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2005 was approximately $481,400, with a related weighted average annualized interest rate of 2.94% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken from March 16, 2005 through March 31, 2006 that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, shareholder services plan fees and extraordinary expenses, exceed an annual rate of .90% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $620,065 during the period ended August 31, 2005.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as

20

answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2005, the fund was charged $2,297,246 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $183,374 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2005, the fund was charged $66,520 pursuant to the custody agreement.

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $589,030, shareholder services plan fees $163,912, custody fees $14,940, chief compliance officer fees $1,533 and transfer agency per account fees $72,800, which are offset against an expense reimbursement currently in effect in the amount of $57,106.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(e) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2005, amounted to $375,547,274 and $753,256,342, respectively.

At August 31, 2005, the cost of investments for federal income tax purposes was $602,482,200; accordingly, accumulated net unrealized appreciation on investments was $235,063,521, consisting of $246,699,768 gross unrealized appreciation and $11,636,247 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims.

22

Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Emerging Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Leaders Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2005 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Leaders Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 14, 2005
24

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on March 14, 2005, the Board considered the re-approval for an annual period of the Fund’s Management Agreement, pursuant to which the Manager provides the Fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940,as amended) of the Fund,were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the Fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the Fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the Fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the Fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the Fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the Fund, as well as the Fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day Fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the Fund’s performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper

The Fund 25

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

category averages, as applicable. The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the Fund.The Board members discussed the results of the comparisons for various periods ended January 31, 2005, and noted that the Fund’s performance was lower than the comparison group averages for the 1-year, 3-year and 5-year periods, but was higher than the Lipper category averages for each such period.The Board discussed with representatives of the Manager the reasons for the Fund’s underperfor-mance compared to the comparison group for the 1-, 3-, and 5-year periods, and the Manager’s efforts to improve performance.The Board members also discussed the Fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Fund’s management fee ranked in the bottom half (i.e., higher than most others) of the comparison group funds.The Board noted that the Fund’s total expense ratio was higher than the comparison group average, but was lower than the Lipper category average. After discussions with the Board, the Manager undertook, effective March 16, 2005, to waive its fees or reimburse certain Fund expenses until March 31, 2006, if total Fund operating expenses exceed .90% of the value of the Fund’s average daily net assets.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Similar Funds”), and by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the Fund; it was noted that the Similar Funds were mutual funds included in the “small-cap growth” and “small-cap growth variable insurance products” funds categories by Lipper. The

26

Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided; it was noted that the Similar Funds generally had management fees that were the same as or lower than the fee borne by the Fund, with one Similar Fund having a higher management fee. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager to evaluate the appropriateness and reasonableness of the Fund’s advisory fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the Fund.The Board members evaluated the analysis in light of the relevant circumstances for the Fund, and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to the Manager from acting as investment adviser and reviewed the soft dollar arrangements with respect to trading the Fund’s portfolio.

The Fund 27

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

It was noted that the Board members should consider the Manager’s profitability with respect to the Fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a Fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the Fund was not unreasonable given the Fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the Fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board expressed concern over the Fund’s performance, but was satisfied with the Manager’s efforts to improve such performance, noting that the Manager has undertaken to limit the Fund’s expenses as described above.
  The Board concluded that the fee paid to the Manager by the Fund was reasonable in light of comparative performance and expense and advisory fee information, including the Manager’s undertaking to waive or reimburse certain fees and expenses of the Fund, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the Fund.
28

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the Fund had been adequately considered by the Manager in connection with the management fee rate charged to the Fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Fund’s Management Agreement was in the best interests of the Fund and its shareholders.

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board
  Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————
David P. Feldman (65) Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee

Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 58

———————
Ehud Houminer (65) Board Member (1993)
Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 36
30

Gloria Messinger (75) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 25
———————
Principal Occupation During Past 5 Years:
• Consultant in Photography

T. John Szarkowski (79) Board Member (1996)

Other Board Memberships and Affiliations:
• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 25
———————
Anne Wexler (75) Board Member (1996)
Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern- ment relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member

The Fund 31

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JAMES BITETTO, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board, Chief Executive	Assistant General Counsel and Assistant
Officer and Chief Operating Officer of the	Secretary of the Manager, and an officer of 91
Manager, and an officer of 90 investment	investment companies (comprised of 200
companies (comprised of 184 portfolios)	portfolios) managed by the Manager. He is 39
managed by the Manager. Mr. Canter also is a	years old and has been an employee of the
Board member and, where applicable, an	Manager since December 1996.

Executive Committee Member of the other	JONI LACKS CHARATAN, Vice President
investment management subsidiaries of Mellon	and Assistant Secretary since
Financial Corporation, each of which is an	August 2005.
affiliate of the Manager. He is 60 years old and
has been an employee of the Manager since	Assistant General Counsel and Assistant
May 1995.	Secretary of the Manager, and an officer of 91
investment companies (comprised of 200
STEPHEN R. BYERS, Executive Vice	portfolios) managed by the Manager. She is 49
President since November 2002.	years old and has been an employee of the
Chief Investment Officer,Vice Chairman and a	Manager since October 1998.

director of the Manager, and an officer of 90	JOSEPH M. CHIOFFI, Vice President and
investment companies (comprised of 184	Assistant Secretary since August 2005.
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive	Assistant General Counsel and Assistant
Committee Member of certain other	Secretary of the Manager, and an officer of 91
investment management subsidiaries of Mellon	investment companies (comprised of 200
Financial Corporation, each of which is an	portfolios) managed by the Manager. He is 43
affiliate of the Manager. He is 52 years old and	years old and has been an employee of the
has been an employee of the Manager since	Manager since July 2000.
January 2000.	JANETTE E. FARRAGHER, Vice President
MARK N. JACOBS, Vice President since	and Assistant Secretary since
March 2000.	August 2005.
Executive Vice President, Secretary and	Associate General Counsel of the Manager,
General Counsel of the Manager, and an	and an officer of 91 investment companies
officer of 91 investment companies (comprised	(comprised of 200 portfolios) managed by the
of 200 portfolios) managed by the Manager.	Manager. She is 42 years old and has been an
He is 59 years old and has been an employee	employee of the Manager since February 1984.
of the Manager since June 1977.	JOHN B. HAMMALIAN, Vice President and
MICHAEL A. ROSENBERG, Vice President	Assistant Secretary since August 2005.
and Secretary since August 2005.	Associate General Counsel of the Manager,
Associate General Counsel of the Manager,	and an officer of 91 investment companies
and an officer of 91 investment companies	(comprised of 200 portfolios) managed by the
(comprised of 200 portfolios) managed by the	Manager. He is 42 years old and has been an
Manager. He is 45 years old and has been an	employee of the Manager since February 1991.
employee of the Manager since October 1991.

32

ROBERT R. MULLERY, Vice President and	ROBERT SVAGNA, Assistant Treasurer
Assistant Secretary since August 2005.	since December 2002.
Associate General Counsel of the Manager,	Senior Accounting Manager – Equity Funds of
and an officer of 91 investment companies	the Manager, and an officer of 91 investment
(comprised of 200 portfolios) managed by the	companies (comprised of 200 portfolios)
Manager. He is 53 years old and has been an	managed by the Manager. He is 38 years old
employee of the Manager since May 1986.	and has been an employee of the Manager

JEFF PRUSNOFSKY, Vice President and	since November 1990.
Assistant Secretary since August 2005.	KENNETH J. SANDGREN, Assistant
Associate General Counsel of the Manager,	Treasurer since November 2001.
and an officer of 91 investment companies	Mutual Funds Tax Director of the Manager,
(comprised of 200 portfolios) managed by the	and an officer of 91 investment companies
Manager. He is 40 years old and has been an	(comprised of 200 portfolios) managed by the
employee of the Manager since October 1990.	Manager. He is 51 years old and has been an

JAMES WINDELS, Treasurer since	employee of the Manager since June 1993.
November 2001.	JOSEPH W. CONNOLLY, Chief Compliance
Director – Mutual Fund Accounting of the	Officer since October 2004.
Manager, and an officer of 91 investment	Chief Compliance Officer of the Manager and
companies (comprised of 200 portfolios)	The Dreyfus Family of Funds (91 investment
managed by the Manager. He is 46 years old	companies, comprising 200 portfolios). From
and has been an employee of the Manager	November 2001 through March 2004, Mr.
since April 1985.	Connolly was first Vice-President, Mutual

GREGORY S. GRUBER, Assistant	Fund Servicing for Mellon Global Securities
Treasurer since August 2005.	Services. In that capacity, Mr. Connolly was
responsible for managing Mellon’s Custody,
Senior Accounting Manager – Municipal Bond	Fund Accounting and Fund Administration
Funds of the Manager, and an officer of 91	services to third-party mutual fund clients. He
investment companies (comprised of 200	is 48 years old and has served in various
portfolios) managed by the Manager. He is 46	capacities with the Manager since 1980,
years old and has been an employee of the	including manager of the firm’s Fund
Manager since August 1981.	Accounting Department from 1997 through
ERIK D. NAVILOFF, Assistant Treasurer	October 2001.
since August 2005.	WILLIAM GERMENIS, Anti-Money
Senior Accounting Manager – Taxable Fixed	Laundering Compliance Officer since
Income Funds of the Manager, and an officer	October 2002.
of 91 investment companies (comprised of 200	Vice President and Anti-Money Laundering
portfolios) managed by the Manager. He is 37	Compliance Officer of the Distributor, and the
years old and has been an employee of the	Anti-Money Laundering Compliance Officer
Manager since November 1992.	of 88 investment companies (comprised of 197
ROBERT ROBOL, Assistant Treasurer	portfolios) managed by the Manager. He is 35
since August 2005.	years old and has been an employee of the
Distributor since October 1998.
Senior Accounting Manager – Money Market
Funds of the Manager, and an officer of 91
investment companies (comprised of 200
portfolios) managed by the Manager. He is 41
years old and has been an employee of the
Manager since October 1988.

The Fund 33

For More	Information

Dreyfus	Transfer Agent &
Emerging Leaders Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Information About the Review and Approval
of the Fund’s Management Agreement
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Midcap Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Midcap Value Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, David A. Daglio.

On average, stock prices ended the reporting period higher than where they began. However, most of the market’s gains occurred during the closing months of 2004. So far in 2005, positive factors, including steady economic growth and higher corporate profits, were largely offset by headwinds, such as sharply higher energy prices and rising short-term interest rates. Midcap stocks produced higher returns than small-cap stocks in this environment, and small-cap stocks outperformed large-cap stocks. Also, value-oriented stocks have generally produced better results than their more growth-oriented counterparts during the past 12 months.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other lingering consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook.Nonetheless,our economists currently expect the economy to continue to grow without either entering a recession or triggering a significant acceleration of infla-tion.As always, we encourage you to discuss the potential implications of these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

David A. Daglio, Portfolio Manager

How did Dreyfus Midcap Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, Dreyfus Midcap Value Fund produced a 24.70% total return.1 This compares with the 28.06% return provided by the fund’s benchmark, the Russell Midcap Value Index (the “Index”), for the same period.2

An improving U.S. economy and rising corporate earnings more than offset concerns related to rising interest rates and soaring energy prices, fueling gains for midcap stocks during the reporting period. The fund’s return underperformed its benchmark, mainly due to weakness among paper manufacturers and disappointing stock selections in the financials, technology and health care areas.

As of August 17, 2005, David Daglio became the fund’s sole primary portfolio manager.

What is the fund’s investment approach?

The fund’s goal is to surpass the performance of the Index by investing in midcap companies.We consider midcap companies to be companies with market capitalizations between $1 billion and $25 billion at the time of purchase.

We identify potential investments through extensive quantitative and fundamental research. When selecting stocks, the fund will focus on individual stock selection, emphasizing three key factors:

  Value, or how the stock is priced relative to its intrinsic worth based on a variety of traditional measures;
  Sound business fundamentals, as defined by the company’s overall efficiency and profitability; and
  Business momentum, or the presence of a catalyst such as corporate restructuring, change in management or a spin-off that could trigger an increase in the stock’s price in the near term to midterm.
The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or declining momentum or when its performance falls short of our expectations.

What other factors influenced the fund’s performance?

Although we choose stocks based on research into individual companies, and not according to broad economic or market trends, it is worth noting that the midcap stock market benefited from stronger economic growth during the reporting period. Corporate profitability and balance sheets generally improved, and a long-awaited increase in capital spending among businesses began to materialize. Despite rising oil and gas prices, consumer spending remained strong as home values continued to rise and borrowing rates remained low. By the second half of the reporting period, however, rising energy prices and higher short-term interest rates began to weigh more heavily on investor sentiment.Yet, midcap stocks continued to gain value, albeit at a slower pace, ending the reporting period with higher returns than their large-and small-cap counterparts.

Although the fund participated to a substantial degree in the midcap market’s strength, its return modestly lagged that of its benchmark.We attribute the fund’s relative performance primarily to our emphasis on paper manufacturers at a time when chemical companies posted stronger returns.The fund’s relative performance also was undermined by its limited exposure to several technology holdings that did not meet our value-oriented investment criteria, but comprise a substantial portion of the Index. Finally, the fund’s performance was held back by its relatively heavy exposure to health care companies, including two large holdings that disappointed during the reporting period.

On the other hand, the fund scored successes with individual stock selections across a wide range of sectors. Not surprisingly, in a market environment characterized by soaring oil and gas prices, energy stocks posted strong absolute returns, and the fund’s emphasis on the high-

4

flying sector helped boost its relative performance. Similarly, coal stocks gained value amid increased demand for economical alternatives to oil and natural gas.The fund’s consumer durables stocks also fared well, with homebuilders benefiting from persistently strong housing activity. Within the financials sector, the fund’s holdings of online brokers helped the fund’s performance. Other successful positions included several transportation stocks, including trucking companies, that benefited from the economic recovery earlier in the reporting period, when fuel prices were lower.As those stocks reached our price targets, we sold them, locking in gains.

What is the fund’s current strategy?

As of the end of the reporting period, we have continued to find what we believe to be relatively attractive values among paper manufacturers, media companies and reinsurance companies. Conversely, we have found relatively few companies in the technology sector that meet our value-oriented investment criteria. In addition, we recently have trimmed or sold some of the fund’s energy and coal stocks that have reached our price targets. Finally, we have reduced the fund’s exposure to steel manufacturers, focusing instead on steel processors that may be better positioned to benefit from more stable commodity prices. In our view, these strategies position the fund well for the next phase of the business cycle.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

FUND PERFORMANCE
Average Annual Total Returns	as of 8/31/05
	Inception			From
	Date	1 Year	5 Years	Inception

Fund	9/29/95	24.70%	8.05%	16.43%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

The above graph compares a $10,000 investment made in Dreyfus Midcap Value Fund on 9/29/95 (inception date) to a $10,000 investment made in the Russell Midcap Value Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Midcap Value Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2005

Expenses paid per $1,000 †	$ 5.75
Ending value (after expenses)	$1,054.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
Expenses paid per $1,000 †	$ 5.65
Ending value (after expenses)	$1,019.61

† Expenses are equal to the fund’s annualized expense ratio of 1.11%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS August 31, 2005
Common Stocks—101.0%	Shares	Value ($)

Airlines—.4%
ACE Aviation Holdings, Cl. A	182,300 [a,b]	5,554,681
Banking—1.6%
Advance America Cash Advance Centers	997,990	14,271,257
Colonial BancGroup	378,850 [a]	8,812,051
		23,083,308
Basic Industries—10.2%
Abitibi-Consolidated	1,558,800	6,765,192
Alpha Natural Resources	7,610 [b]	227,006
Applied Micro Circuits	1,861,822 [a,b]	5,120,010
Arch Coal	48,240 [a]	3,097,008
Bowater	270,800	8,402,924
Chemtura	1,414,397	24,271,053
Domtar	706,000 [a]	4,737,260
Huntsman	69,580 [a,b]	1,310,887
Martin Marietta Materials	46,400	3,355,648
Massey Energy	373,450 [a]	18,971,260
NOVA Chemicals	140,650	4,514,865
Nucor	67,800	3,829,344
Owens-Illinois	230,100 [b]	5,936,580
Peabody Energy	44,370 [a]	3,179,998
Smurfit-Stone Container	660,000 [a,b]	7,286,400
Timken	509,200 [a]	14,955,204
United States Steel	88,100 [a]	3,693,152
Walter Industries	273,880	12,015,116
Worthington Industries	722,900	13,084,490
		144,753,397
Broadcasting & Publishing—.6%
DreamWorks Animation SKG, Cl. A	336,600 [a,b]	8,758,332
Capital Goods—3.9%
Deere & Co.	245,800 [a]	16,070,404
General Dynamics	29,700	3,403,323
Navistar International	1,024,100 [b]	32,730,236
Reliance Steel & Aluminum	68,700	3,297,600
		55,501,563

8

Common Stocks (continued)	Shares	Value ($)

Consumer Durables—2.2%
Centex	286,400 [a]	19,403,600
Pulte Homes	99,400	8,568,280
WCI Communities	117,300 [a,b]	3,538,941
		31,510,821
Consumer Non-Durables—4.0%
Colgate-Palmolive	10,800 [a]	567,000
Del Monte Foods	1,740,900 [b]	18,819,129
Estee Lauder Cos., Cl. A	337,100 [a]	13,615,469
Polo Ralph Lauren	465,600 [a]	23,070,480
Reader’s Digest Association	66,200	1,076,412
		57,148,490
Consumer Services—17.2%
Aramark, Cl. B	446,200	12,190,184
AutoZone	92,850 [b]	8,774,325
Best Buy	284,150 [a]	13,542,589
Brinker International	227,500 [a,b]	8,451,625
Career Education	934,910 [a,b]	36,648,472
Citadel Broadcasting	651,840 [b]	8,799,840
Clear Channel Communications	632,140 [a]	21,050,262
Dollar Tree Stores	615,590 [a,b]	14,016,984
Expedia	333,794 [a,b]	7,430,254
Gap	350,900 [a,b]	6,670,609
Hewitt Associates, Cl. A	145,300	4,213,700
IAC/InterActive	333,794 [a,b]	8,194,643
Kroger	467,100 [b]	9,220,554
Marvel Enterprises	810,700 [a,b]	15,605,975
Omnicom Group	149,400 [a]	12,017,736
PETCO Animal Supplies	149,800 [b]	3,313,576
RadioShack	331,910 [a]	8,317,665
Ruby Tuesday	136,850	3,024,385
Safeway	774,890 [a]	18,388,140
TJX Cos.	453,500	9,482,685
Univision Communications, Cl. A	487,500 [a,b]	13,113,750
		242,467,953

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares		Value ($)

Consumer Staples—.5%
CBRL Group	192,100	[a]	6,946,336
Energy—5.8%
Chesapeake Energy	206,560		6,529,362
El Paso	1,513,100	[a]	17,551,960
Key Energy Services	1,057,400	[b]	15,067,950
Marathon Oil	171,000		10,997,010
Maverick Tube	114,260	[b]	3,639,181
Nabors Industries	122,840	[b]	8,230,280
Tidewater	275,680	[a]	12,278,787
Transocean	136,800	[b]	8,076,672
			82,371,202
Financial Services—13.0%
Acxiom	10		198
CIT Group	660,500	[a]	29,907,440
Comerica	61,900		3,744,331
Cousins Properties	381,200		11,554,172
Doral Financial	748,200		10,729,188
E*TRADE Financial	1,626,060	[a,b]	26,016,960
Equity Office Properties Trust	160,900	[a]	5,357,970
First Marblehead	140,950	[a,b]	4,077,683
Hudson City Bancorp	1,816,000	[a]	22,700,000
Janus Capital Group	1,220,800		17,249,904
Knight Capital Group, Cl. A	25	[b]	211
Marsh & McLennan Cos.	154,900	[a]	4,344,945
MBIA	288,100	[a]	16,701,157
PartnerRe	109,600		6,652,720
PMI Group	292,600	[a]	11,838,596
PNC Financial Services Group	42,200	[a]	2,372,906
SEI Investments	182,500	[a]	6,599,200
XL Capital, Cl. A	48,700		3,384,650
			183,232,231
Health Care—10.7%
Barr Pharmaceuticals	88,900	[b]	4,054,729
Biogen Idec	322,200	[a,b]	13,580,730
Biovail	683,640	[b]	12,264,501
Boston Scientific	1,116,900	[a,b]	30,022,272

10

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Cardinal Health	112,900 [a]	6,729,969
Cephalon	867,800 [a,b]	35,163,256
Omnicare	323,520 [a]	17,000,976
Universal Health Services, Cl. B	132,800	6,787,408
WebMD	2,295,130 [a,b]	25,154,625
		150,758,466
Technology—18.4%
Advanced Micro Devices	550,040 [a,b]	11,424,331
Agere Systems	609,420 [b]	6,898,634
Atmel	4,150,220 [b]	8,549,453
Axcelis Technologies	1,192,800 [b]	7,037,520
BearingPoint	1,842,170 [a,b]	15,068,951
Celestica	726,300 [b]	8,664,759
Ceridian	854,300 [b]	17,342,290
Compuware	1,154,050 [a,b]	10,455,693
Conexant Systems	2,711,700 [b]	4,664,124
Cypress Semiconductor	1,262,200 [a,b]	19,728,186
Diebold	127,800 [a]	6,134,400
Fairchild Semiconductor International	771,595 [b]	13,001,376
Flextronics International	819,280 [a,b]	10,699,797
Gateway	608,800 [b]	1,850,752
Intuit	78,900 [a,b]	3,616,776
JDS Uniphase	3,079,800 [b]	4,896,882
Lam Research	455,080 [a,b]	14,426,036
McData	56,700 [b]	281,799
McData, Cl. A	514,800 [a,b]	2,769,624
Micron Technology	2,153,000 [a,b]	25,642,230
Sanmina-SCI	4,607,040 [a,b]	23,357,693
Scientific-Atlanta	143,600	5,494,136
Symbol Technologies	2,903	26,649
Teradyne	643,390 [a,b]	10,808,952
Unisys	1,176,530 [a,b]	7,823,925
United Microelectronics, ADR	3,971,605 [a,b]	13,543,172
Vishay Intertechnology	493,900 [b]	6,371,310
		260,579,450

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares		Value ($)

Tobacco—.3%
Reynolds American	40,400	[a]	3,391,176
Transportation—4.3%
Burlington Northern Santa Fe	285,800	[a]	15,153,116
Continental Airlines, Cl. B	622,300	[a,b]	8,320,151
EGL	99,900	[b]	2,506,491
Norfolk Southern	239,200		8,517,912
Southwest Airlines	300,500	[a]	4,002,660
Swift Transportation	71,883	[a,b]	1,433,347
Union Pacific	111,400	[a]	7,605,278
Yellow Roadway	284,330	[a,b]	13,320,861
			60,859,816
Utilities—7.9%
CMS Energy	1,158,200	[a,b]	18,647,020
Constellation Energy Group	329,100		19,334,625
Dobson Communications, Cl. A	608,900	[b]	4,633,729
Dominion Resources	175,700	[a]	13,437,536
EchoStar Communications, Cl. A	449,580	[b]	13,455,929
Entergy	176,000		13,184,160
Exelon	112,100	[a]	6,041,069
Leap Wireless International	248,200	[b]	8,478,512
Ubiquitel	189,100	[b]	1,639,497
Wisconsin Energy	330,000		12,926,100
			111,778,177
Total Common Stocks
(cost $1,321,426,660)			1,428,695,399

12

Investment of Cash Collateral
for Securities Loaned—7.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $102,741,651)	102,741,651 [c]	102,741,651

Total Investments (cost $1,424,168,311)	108.3%	1,531,437,050
Liabilities, Less Cash and Receivables	(8.3%)	(117,527,428)
Net Assets	100.0%	1,413,909,622

ADR—American Depository Receipts.
[a] All or a portion of these securities are on loan. At August 31, 2005, the total market value of the fund’s securities on loan is $100,047,073 and the total market value of the collateral held by the fund is $103,916,751, consisting of cash collateral of $102,741,651 and U.S. Government and agency securities valued at $1,175,100.
[b] Non—income producing.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Technology	18.4	Energy	5.8
Consumer Services	17.2	Transportation	4.3
Financial Services	13.0	Consumer Non-Durables	4.0
Health Care	10.7	Capital Goods	3.9
Basic Industries	10.2	Other	5.6
Utilities	7.9
Money Market Investments	7.3		108.3

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $100,047,073)—Note 1(b):
Unaffiliated issuers	1,321,426,660	1,428,695,399
Affiliated issuers	102,741,651	102,741,651
Receivable for investment securities sold		32,823,917
Dividends and interest receivable		1,208,161
Receivable for shares of Common Stock subscribed		122,739
Prepaid expenses		36,534
		1,565,628,401

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,316,470
Cash overdraft due to Custodian		448,070
Liability for securities on loan—Note 1(b)		102,741,651
Payable for investment securities purchased		32,119,545
Bank loan payable—Note 2		10,600,000
Payable for shares of Common Stock redeemed		4,001,065
Interest payable—Note 2		2,504
Accrued expenses		489,474
		151,718,779

Net Assets ($)		1,413,909,622

Composition of Net Assets ($):
Paid-in capital		1,226,519,721
Accumulated undistributed investment income—net		26,804
Accumulated net realized gain (loss) on investments		80,094,358
Accumulated net unrealized appreciation
(depreciation) on investments		107,268,739

Net Assets ($)		1,413,909,622

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		41,611,066
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		33.98

See notes to financial statements.
14

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $56,910 foreign taxes withheld at source)	8,840,803
Income from securites lending	431,348
Interest	127,866
Total Income	9,400,017
Expenses:
Management fee—Note 3(a)	9,587,428
Shareholder servicing costs—Note 3(b)	4,813,366
Custodian fees—Note 3(b)	110,977
Prospectus and shareholders’ reports	79,659
Professional fees	65,152
Interest expense—Note 2	33,992
Registration fees	26,370
Directors’ fees and expenses—Note 3(c)	21,548
Miscellaneous	33,392
Total Expenses	14,771,884
Investment (Loss)—Net	(5,371,867)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	206,732,784
Net unrealized appreciation (depreciation) on investments	72,778,727
Net Realized and Unrealized Gain (Loss) on Investments	279,511,511
Net Increase in Net Assets Resulting from Operations	274,139,644

See notes to financial statements.
The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment (loss)—net	(5,371,867)	(4,613,759)
Net realized gain (loss) on investments	206,732,784	257,214,747
Net unrealized appreciation
(depreciation) on investments	72,778,727	(109,766,086)
Net Increase (Decrease) in Net Assets
Resulting from Operations	274,139,644	142,834,902

Capital Stock Transactions ($):
Net proceeds from shares sold	343,010,935	529,016,395
Cost of shares redeemed	(383,120,536)	(497,325,872)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(40,109,601)	31,690,523
Total Increase (Decrease) in Net Assets	234,030,043	174,525,425

Net Assets ($):
Beginning of Period	1,179,879,579	1,005,354,154
End of Period	1,413,909,622	1,179,879,579
Undistributed investment income—net	26,804	—

Capital Share Transactions (Shares):
Shares sold	10,632,399	19,263,012
Shares redeemed	(12,324,711)	(18,115,151)
Net Increase (Decrease) in Shares Outstanding	(1,692,312)	1,147,861

See notes to financial statements.
16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended August 31,

	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	27.25	23.85	17.58	26.33	28.11
Investment Operations:
Investment (loss)—net [a]	(.13)	(.10)	(.08)	(.12)	(.06)
Net realized and unrealized
gain (loss) on investments	6.86	3.50	6.35	(6.92)	1.56
Total from Investment Operations	6.73	3.40	6.27	(7.04)	1.50
Distributions:
Dividends from net realized
gain on investments	—	—	—	(1.71)	(3.28)
Net asset value, end of period	33.98	27.25	23.85	17.58	26.33

Total Return (%)	24.70	14.26	35.67	(28.81)	7.02

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.16	1.18	1.35	1.20	1.15
Ratio of net investment (loss)
to average net assets	(.42)	(.37)	(.43)	(.51)	(.20)
Portfolio Turnover Rate	128.55	145.33	158.01	177.31	191.89

Net Assets, end of period
($ x 1,000)	1,413,910	1,179,880	1,005,354	800,269 1,136,242

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Midcap Value Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund.The fund’s investment objective is to surpass the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to existing shareholders without a sales charge.The fund is closed to new investors.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the

18

national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institu-tions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $23,416,209, undistributed capital gains $101,960,120 and unrealized appreciation $62,013,572.

20

During the period ended August 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and net operating losses, the fund increased accumulated undistributed investment income-net by $5,398,671, decreased accumulated net realized gain (loss) on investments by $5,436,371 and increased paid-in capital by $37,700. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2005 was approximately $1,150,700 with a related weighted average annualized interest rate of 2.95% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other indus-

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

try professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2005, the fund was charged $3,195,809 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $274,963 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2005, the fund was charged $110,977 pursuant to the custody agreement.

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $914,767, shareholder services plan fees $304,922, custodian fees $46,063, chief compliance officer fees $1,533 and transfer agency per account fees $49,185.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended August 31, 2005, redemption fees charged and retained by the fund amounted to $141.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2005, amounted to $1,635,942,724 and $1,666,073,994, respectively.

22

At August 31, 2005, the cost of investments for federal income tax purposes was $1,469,423,478; accordingly, accumulated net unrealized appreciation on investments was $62,013,572, consisting of $175,003,241 gross unrealized appreciation and $112,989,669 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Midcap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Midcap Value Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2005 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Value Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 14, 2005
The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on March 14, 2005, the Board considered the re-approval for an annual period of the Fund’s Management Agreement, pursuant to which the Manager provides the Fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940,as amended) of the Fund,were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the Fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the Fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the Fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the Fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the Fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the Fund, as well as the Fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day Fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the Fund’s performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper

26

category averages, as applicable.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the Lipper categories as the Fund.The Board members discussed the results of the comparisons for various periods ended January 31, 2005, and noted that the Fund’s performance was below the comparison group averages for the 1-year, 3-year and 5-year periods, and below the Lipper Mid-Cap Value Funds category averages for the 1-year and 3-year periods,but above such category average for the 5-year period.The Board noted that the Fund’s performance was above the Lipper Multi-Cap Core Value Funds category averages for the 1-year, 3-year and 5-year periods.The Board discussed with representatives of the Manager the reasons for the Fund’s underperfor-mance compared to the comparison group for the 1-,3- and 5-year periods, and the Manager’s efforts to improve performance.The Board members also discussed the Fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Fund’s management fee ranked in the top half (i.e., lower than most others) of the comparison group funds. The Board noted that the Fund’s total expense ratio was lower than the Fund’s comparison group and Lipper category averages.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Similar Funds”), and by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the Fund; it was noted that the Similar Funds were mutual funds included in the “multi-cap core” and “multi-cap core variable insurance products” funds categories by Lipper.The Manager’s

The Fund 27

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided; it was noted that the Similar Funds which were mid-cap funds had management fees that were the same as the fee borne by the Fund.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager to evaluate the appropriateness and reasonableness of the Fund’s advisory fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the Fund.The Board members evaluated the analysis in light of the relevant circumstances for the Fund, and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to the Manager from acting as investment adviser and reviewed the soft dollar arrangements with respect to trading the Fund’s portfolio.

28

It was noted that the Board members should consider the Manager’s profitability with respect to the Fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the Fund was not unreasonable given the Fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the Fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  While the Board was concerned with the Fund’s short-term perfor- mance, the Board was satisfied with the Manager’s efforts to improve it.Accordingly, the Board approved the Management Agreement for a six-month period (instead of a year) so as to gauge the Manager’s efforts to improve performance over an appropriate period of time.
  The Board concluded that the fee paid to the Manager by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the Fund.
The Fund 29

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the Fund had been adequately considered by the Manager in connection with the management fee rate charged to the Fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Fund’s Management Agreement for a six-month period was in the best interests of the Fund and its shareholders.

30

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board
  Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————
David P. Feldman (65) Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee

Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 58

———————

Ehud Houminer (65) Board Member (1993)

Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 36
The Fund 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (75) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 25

T. John Szarkowski (79) Board Member (1996)

———————

Principal Occupation During Past 5 Years:
• Consultant in Photography
Other Board Memberships and Affiliations:
• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 25
———————
Anne Wexler (75) Board Member (1996)
Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JAMES BITETTO, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board, Chief Executive	Assistant General Counsel and Assistant
Officer and Chief Operating Officer of the	Secretary of the Manager, and an officer of 91
Manager, and an officer of 90 investment	investment companies (comprised of 200
companies (comprised of 184 portfolios)	portfolios) managed by the Manager. He is 39
managed by the Manager. Mr. Canter also is a	years old and has been an employee of the
Board member and, where applicable, an	Manager since December 1996.

Executive Committee Member of the other	JONI LACKS CHARATAN, Vice President
investment management subsidiaries of Mellon	and Assistant Secretary since
Financial Corporation, each of which is an	August 2005.
affiliate of the Manager. He is 60 years old and
has been an employee of the Manager since	Assistant General Counsel and Assistant
May 1995.	Secretary of the Manager, and an officer of 91
investment companies (comprised of 200
STEPHEN R. BYERS, Executive Vice	portfolios) managed by the Manager. She is 49
President since November 2002.	years old and has been an employee of the
Chief Investment Officer,Vice Chairman and a	Manager since October 1998.

director of the Manager, and an officer of 90	JOSEPH M. CHIOFFI, Vice President and
investment companies (comprised of 184	Assistant Secretary since August 2005.
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive	Assistant General Counsel and Assistant
Committee Member of certain other	Secretary of the Manager, and an officer of 91
investment management subsidiaries of Mellon	investment companies (comprised of 200
Financial Corporation, each of which is an	portfolios) managed by the Manager. He is 43
affiliate of the Manager. He is 52 years old and	years old and has been an employee of the
has been an employee of the Manager since	Manager since July 2000.
January 2000.	JANETTE E. FARRAGHER, Vice President
MARK N. JACOBS, Vice President since	and Assistant Secretary since
March 2000.	August 2005.
Executive Vice President, Secretary and	Associate General Counsel of the Manager,
General Counsel of the Manager, and an	and an officer of 91 investment companies
officer of 91 investment companies (comprised	(comprised of 200 portfolios) managed by the
of 200 portfolios) managed by the Manager.	Manager. She is 42 years old and has been an
He is 59 years old and has been an employee	employee of the Manager since February 1984.
of the Manager since June 1977.	JOHN B. HAMMALIAN, Vice President and
MICHAEL A. ROSENBERG, Vice President	Assistant Secretary since August 2005.
and Secretary since August 2005.	Associate General Counsel of the Manager,
Associate General Counsel of the Manager,	and an officer of 91 investment companies
and an officer of 91 investment companies	(comprised of 200 portfolios) managed by the
(comprised of 200 portfolios) managed by the	Manager. He is 42 years old and has been an
Manager. He is 45 years old and has been an	employee of the Manager since February 1991.
employee of the Manager since October 1991.

The Fund 33

ROBERT R. MULLERY, Vice President and	ROBERT SVAGNA, Assistant Treasurer
Assistant Secretary since August 2005.	since December 2002.
Associate General Counsel of the Manager,	Senior Accounting Manager – Equity Funds of
and an officer of 91 investment companies	the Manager, and an officer of 91 investment
(comprised of 200 portfolios) managed by the	companies (comprised of 200 portfolios)
Manager. He is 53 years old and has been an	managed by the Manager. He is 38 years old
employee of the Manager since May 1986.	and has been an employee of the Manager

JEFF PRUSNOFSKY, Vice President and	since November 1990.
Assistant Secretary since August 2005.	KENNETH J. SANDGREN, Assistant
Associate General Counsel of the Manager,	Treasurer since November 2001.
and an officer of 91 investment companies	Mutual Funds Tax Director of the Manager,
(comprised of 200 portfolios) managed by the	and an officer of 91 investment companies
Manager. He is 40 years old and has been an	(comprised of 200 portfolios) managed by the
employee of the Manager since October 1990.	Manager. He is 51 years old and has been an

JAMES WINDELS, Treasurer since	employee of the Manager since June 1993.
November 2001.	JOSEPH W. CONNOLLY, Chief Compliance
Director – Mutual Fund Accounting of the	Officer since October 2004.
Manager, and an officer of 91 investment	Chief Compliance Officer of the Manager and
companies (comprised of 200 portfolios) managed	The Dreyfus Family of Funds (91 investment
by the Manager. He is 46 years old and has been	companies, comprising 200 portfolios). From
an employee of the Manager since April 1985.	November 2001 through March 2004, Mr.

GREGORY S. GRUBER, Assistant	Connolly was first Vice-President, Mutual
Treasurer since August 2005.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
Senior Accounting Manager – Municipal Bond	responsible for managing Mellon’s Custody,
Funds of the Manager, and an officer of 91	Fund Accounting and Fund Administration
investment companies (comprised of 200	services to third-party mutual fund clients. He
portfolios) managed by the Manager. He is 46	is 48 years old and has served in various
years old and has been an employee of the	capacities with the Manager since 1980,
Manager since August 1981.	including manager of the firm’s Fund
ERIK D. NAVILOFF, Assistant Treasurer	Accounting Department from 1997 through
since August 2005.	October 2001.
Senior Accounting Manager – Taxable Fixed	WILLIAM GERMENIS, Anti-Money
Income Funds of the Manager, and an officer	Laundering Compliance Officer since
of 91 investment companies (comprised of 200	October 2002.
portfolios) managed by the Manager. He is 37	Vice President and Anti-Money Laundering
years old and has been an employee of the	Compliance Officer of the Distributor, and the
Manager since November 1992.	Anti-Money Laundering Compliance Officer
ROBERT ROBOL, Assistant Treasurer	of 88 investment companies (comprised of 197
since August 2005.	portfolios) managed by the Manager. He is 35
years old and has been an employee of the
Senior Accounting Manager – Money Market	Distributor since October 1998.
Funds of the Manager, and an officer of 91
investment companies (comprised of 200
portfolios) managed by the Manager. He is 41
years old and has been an employee of the
Manager since October 1988.

34

NOTES

For More	Information

Dreyfus	Transfer Agent &
Midcap Value Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Information About the Review and Approval
of the Fund’s Management Agreement
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier Future Leaders Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Future Leaders Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio managers, John S. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, each of whom comprise the Smallcap Team of Franklin Portfolio Associates, LLC.

On average, stock prices ended the reporting period higher than where they began. However, most of the market’s gains occurred during the closing months of 2004. So far in 2005, positive factors, including steady economic growth and higher corporate profits, were largely offset by headwinds, such as sharply higher energy prices and rising short-term interest rates. Midcap stocks produced higher returns than small-cap stocks in this environment, and small-cap stocks outperformed large-cap stocks. Also, value-oriented stocks have generally produced better results than their more growth-oriented counterparts during the past 12 months.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other lingering consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook.Nonetheless,our economists currently expect the economy to continue to grow without either entering a recession or triggering a significant acceleration of infla-tion.As always, we encourage you to discuss the potential implications of these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

John S. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, Portfolio Managers
How did Dreyfus Premier Future Leaders Fund perform relative to its benchmark?

For the 12-month period ended August 31,2005,the fund produced total returns of 25.22% for Class A shares,24.48% for Class B shares,24.44% for Class C shares, 25.85% for Class R shares and 24.95% for Class T shares.1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), achieved a total return of 23.10% for the same period.2

We attribute these results to continued U.S.and global economic growth, accompanied by low inflation and rising corporate earnings.These favorable conditions bolstered investor confidence in the face of rising interest rates and high energy prices. Small-cap stocks delivered notably stronger gains than their large-cap counterparts. The fund produced higher returns than its benchmark, largely due to good individual stock selections in the financial, producer durables and energy sectors.

What is the fund’s investment approach?

The fund seeks capital growth by investing at least 80% of its assets in companies we believe are future leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.The fund primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase. However, since the fund may continue to hold its securities as their market capitalizations grow, a substantial portion of the fund’s holdings can have market capitalizations in excess of $2 billion at any given time.

For the first 10 months of the reporting period, we employed a blended approach, investing in a combination of growth and value stocks. Using fundamental research and direct management contact, we sought stocks with strong positions in major product lines, sustained achievement records and strong financial conditions.We also

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

sought special situations, such as corporate restructurings or management changes that could increase the stock price.

Since June 30, 2005, we have employed a structured, risk-controlled approach in which principles of fundamental analysis are implemented quantitatively.This disciplined,“bottom-up,” approach seeks to identify undervalued securities through computer models that rank stocks based on fundamental momentum, relative value, long-term growth and additional factors, such as technical factors.We attempt to maintain a neutral exposure to industry groups relative to the Index.Within each sector, we overweight the stocks ranked most attractive and underweight or avoid those ranked least attractive.

What other factors influenced the fund’s performance?

The success of our stock selection strategy in the financial services sector boosted the fund’s returns. Top performers included the Nasdaq Stock Market, in which the fund invested shortly after the company completed its public stock offering in early 2005; and Global Payments, an electronic transaction processing company that benefited from the economy’s increasing reliance on electronic funds transfers. Other notably strong performers included life insurer Universal American Financial, educational lender Nelnet, and regional savings and loan Amegy Bancorp, all of which benefited from good earnings reports and solid business fundamentals.

Holdings in the producer durables and energy sectors further contributed to the fund’s positive performance relative to its benchmark. In the producer durables area, the fund derived notably strong returns from its positions in mining equipment maker Joy Global; construction and agricultural machinery producer JLG Industries; and electronic parts manufacturer AMETEK. In the energy sector, gains were fueled by higher commodity prices amid rising industrial demand for a limited supply of energy commodities. A diverse group of energy holdings benefited from these conditions, including oil and gas drilling contractors Todco and Grey Wolf; coal producer Arch Coal; and independent exploration and production company Denbury Resources.

A number of holdings in other sectors had a significant impact on the fund’s returns, either positive or negative. On the positive side, these

4

included building heating and cooling contractor York International; semiconductor equipment manufacturer Varian Semiconductor Equipment Associates; and rail equipment maker Wabtec. On the negative side, disappointments early in the reporting period included Northwest Airlines, and biotechnology firm Barrier Therapeutics. During the final two months of the reporting period,the fund also suffered losses in health care service provider VistaCare and technology companies Wind River Systems and Hutchinson Technologies.However,dips in these holdings were generally matched by gains in other holdings within the same sectors. On average, the fund roughly matched or exceeded benchmark performance in all of the sectors in which it invested.

What is the fund’s current strategy?

The Smallcap Team of Franklin Portfolio Associates, LLC assumed management of the fund on June 30, 2005. Since then, we have maintained the fund’s focus on small-cap stocks.At the same time, we have gradually shifted the fund’s portfolio composition to reflect our quantitatively driven, sector-neutral investment approach.This process will continue over the next several months.

As of August 31, 2005, the fund’s composition continued to reflect the prior managers’ focus on certain sectors, with reduced but still slightly overweighted exposures to oil services and medical service stocks, and slightly underweighted exposure to the financial sector.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement effective March 16, 2005, through March 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000
Index is composed of the 3,000 largest U.S. companies based on total market capitalization.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Future Leaders Fund on 6/30/00 (inception date) to a $10,000 investment made in the Russell 2000 Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization and does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/05

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	6/30/00	18.05%	5.67%	8.28%
without sales charge	6/30/00	25.22%	6.92%	9.53%
Class B shares
with applicable redemption charge †	6/30/00	20.48%	5.83%	8.60%
without redemption	6/30/00	24.48%	6.15%	8.73%
Class C shares
with applicable redemption charge ††	6/30/00	23.44%	6.18%	8.77%
without redemption	6/30/00	24.44%	6.18%	8.77%
Class R shares	6/30/00	25.85%	7.33%	9.94%
Class T shares
with applicable sales charge (4.5%)	6/30/00	19.35%	5.60%	8.21%
without sales charge	6/30/00	24.95%	6.57%	9.18%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Future Leaders Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.81	$ 10.35	$ 10.14	$ 4.65	$ 8.14
Ending value (after expenses)	$1,045.50	$1,042.20	$1,042.10	$1,048.30	$1,044.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.72	$ 10.21	$ 10.01	$ 4.58	$ 8.03
Ending value (after expenses)	$1,018.55	$1,015.07	$1,015.27	$1,020.67	$1,017.24

† Expenses are equal to the fund’s annualized expense ratio of 1.32% for Class A, 2.01% for Class B, 1.97% for Class C, .90% for Class R and 1.58% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2005
Common Stocks—99.8%	Shares	Value ($)

Apparel—1.2%
Aeropostale	100,000 [a]	2,554,000
Commercial & Professional Services—4.2%
Agilysys	16,400	294,380
Bell Microproducts	17,300 [a]	175,249
Handleman	9,900	138,501
National Financial Partners	90,100	3,955,390
Performance Food Group	129,000 [a]	3,995,130
Rush Enterprises, Cl. A	19,700 [a]	315,003
		8,873,653
Communications—.1%
Talk America Holdings	17,100 [a]	156,807
Consumer Durables—1.7%
Arctic Cat	11,100	239,427
WMS Industries	113,500 [a]	3,286,960
		3,526,387
Consumer Non-Durables—4.2%
Mannatech	13,500	167,940
Parlux Fragrances	25,800 [a,b]	809,346
Ralcorp Holdings	90,000	3,991,500
Warnaco Group	161,000 [a]	4,025,000
		8,993,786
Consumer Services—4.5%
Carmike Cinemas	71,200	2,128,880
Central Parking	17,200	273,308
Lakes Entertainment	23,200 [a,b]	287,680
Lin TV, Cl. A	17,400 [a]	262,914
Luby’s	25,600 [a]	336,384
Shuffle Master	136,000 [a,b]	3,325,200
Sinclair Broadcast Group, Cl. A	24,400	229,116
Spanish Broadcasting System, Cl. A	312,400 [a]	2,411,728
World Wrestling Entertainment	17,400	219,762
		9,474,972
Electronic Technology—9.8%
Advanced Energy Industries	29,100 [a]	346,872
Armor Holdings	43,200 [a]	1,832,112
Hutchinson Technology	79,500 [a]	2,098,800

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Electronic Technology (continued)
Integrated Circuit Systems	145,000 [a]	3,053,700
Integrated Device Technology	158,700 [a]	1,698,090
Microsemi	65,000 [a]	1,565,850
MIPS Technologies	33,300 [a]	208,791
Multi-Fineline Electronix	9,200 [a]	235,060
Redback Networks	36,200 [a]	327,248
Sigmatel	68,500 [a]	1,325,475
SpectraLink	28,300	364,787
Triumph Group	75,000 [a]	2,945,250
TTM Technologies	76,000 [a]	588,240
Varian Semiconductor Equipment Associates	86,000 [a]	3,896,660
X-Rite	18,200	229,138
		20,716,073
Energy Minerals—4.8%
Alpha Natural Resources	110,000 [a]	3,281,300
Denbury Resources	69,100 [a]	3,125,393
Remington Oil & Gas	97,000 [a]	3,737,410
		10,144,103
Finance—18.1%
Advanta, Cl. B	7,000	201,950
Affordable Residential Communities	35,500	419,610
Amegy Bancorp	175,000	3,932,250
Arch Capital Group	65,000 [a]	2,824,250
BankAtlantic Bancorp, Cl. A	185,000	3,154,250
Boykin Lodging	11,700	153,972
First Niagara Financial Group	214,500	3,039,465
LTC Properties	6,600	133,518
Luminent Mortgage Capital	40,600	367,836
Max Re Capital	117,700	2,705,923
Maxtor	386,000 [a]	1,875,960
Nasdaq Stock Market	193,000 [a]	4,535,500
National Health Investors	5,000	144,850
Nelnet, Cl. A	108,500 [a]	3,884,300
One Liberty Properties	8,100	164,916
R&G Financial, Cl. B	65,300	987,989
Sunterra	21,100 [a]	266,915
Texas Regional Bancshares, Cl. A	104,000	3,079,440

10

Common Stocks (continued)	Shares	Value ($)

Finance (continued)
Universal American Financial	149,000 [a]	3,419,550
Westamerica Bancorporation	56,000	2,923,760
		38,216,204
Health Technology—6.1%
Alpharma, Cl. A	19,800	527,076
Andrx	144,000 [a,b]	2,610,720
Barrier Therapeutics	162,200 [a]	1,490,618
Enzon Pharmaceuticals	42,700 [a]	298,473
Orchid Cellmark	32,400 [a]	291,600
Serologicals	149,400 [a,b]	3,554,226
Syneron Medical	112,500 [a,b]	4,153,500
		12,926,213
Industrial—8.1%
Grey Wolf	514,500 [a]	4,028,535
Todco, Cl. A	148,500	5,155,920
Veritas DGC	126,000 [a]	4,052,160
Western Gas Resources	83,500	4,008,000
		17,244,615
Non-Energy Minerals—2.5%
Agnico-Eagle Mines	146,200	1,912,296
PAN American Silver	215,000 [a]	3,351,850
		5,264,146
Process Industries—4.1%
Albany International, Cl. A	100,000	3,602,000
Crown Holdings	181,000 [a]	3,057,090
Pioneer Cos.	6,900 [a]	152,628
Wausau Paper	165,000	1,963,500
		8,775,218
Producer Manufacturing—10.6%
AGCO	200,000 [a]	4,106,000
Bucyrus International, Cl. A	85,000	3,835,200
JLG Industries	143,000	4,688,970
Steel Technologies	13,300	311,353
Wabtec	176,000	4,576,000
York International	86,500	4,963,370
		22,480,893

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Retail Trade—2.5%
Finish Line, Cl. A	94,900	1,368,458
Pacific Sunwear of California	152,000 [a]	3,629,760
Provide Commerce	8,300 [a]	211,816
Shoe Carnival	6,600 [a]	107,976
		5,318,010
Technology Services—11.1%
Anteon International	50,500 [a]	2,320,475
Apria Healthcare Group	58,300 [a]	1,995,609
Beverly Enterprises	299,500 [a,b]	3,758,725
Global Payments	54,000	3,552,120
Hyperion Solutions	57,500 [a]	2,493,775
Magellan Health Services	73,800 [a]	2,616,210
Sykes Enterprises	25,800 [a]	274,770
Vignette	58,700 [a]	891,653
VistaCare, Cl. A	160,000 [a]	2,748,800
Wind River Systems	210,000 [a]	2,759,400
		23,411,537
Transportation—3.3%
AMR	242,000 [a,b]	3,046,780
UTI Worldwide	51,500	3,886,190
		6,932,970
Utilities—2.9%
El Paso Electric	171,500 [a]	3,594,640
Westar Energy	104,000	2,498,080
		6,092,720
Total Common Stocks
(cost $161,523,174)		211,102,307

Other Investment—.4%

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $838,000)	838,000 [c]	838,000

12

Investment of Cash Collateral
for Securities Loaned—5.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $12,129,235)	12,129,235 [c]	12,129,235

Total Investments (cost $174,490,409)	106.0%	224,069,542
Liabilities, Less Cash and Receivables	(6.0%)	(12,619,709)
Net Assets	100.0%	211,449,833

[a] Non-income producing.
[b] All or a portion of these securities are on loan. At August 31, 2005, the total market value of the fund’s securities on loan is $11,876,018 and the total market value of the collateral held by the fund is $12,129,235.
[c] Investments in affiliated money market mutual funds.

Portfolio Summary †

	Value (%)		Value (%)

Finance	18.1	Energy Minerals	4.8
Technology Services	11.1	Consumer Services	4.5
Producer Manufacturing	10.6	Commercial & Professional Services	4.2
Electronic Technology	9.8	Consumer Non-Durables	4.2
Industrial	8.1	Other	18.3
Money Market Investments	6.2
Health Technology	6.1		106.0

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
				Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $11,876,018)—Note 1(b):
Unaffiliated issuers				161,523,174	211,102,307
Affiliated issuers				12,967,235	12,967,235
Receivable for shares of Common Stock subscribed					204,969
Dividends and interest receivable					40,780
Prepaid expenses					42,410
					224,357,701

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					264,732
Cash overdraft due to Custodian					98,960
Liability for securities on loan—Note 1(b)					12,129,235
Payable for shares of Common Stock redeemed					297,787
Accrued expenses					117,154
					12,907,868

Net Assets ($)					211,449,833

Composition of Net Assets ($):
Paid-in capital					133,461,975
Accumulated undistributed investment income—net					329
Accumulated net realized gain (loss) on investments					28,408,396
Accumulated net unrealized appreciation
(depreciation) on investments					49,579,133

Net Assets ($)					211,449,833

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	98,348,072	44,218,086	34,685,202	32,646,009	1,552,464
Shares Outstanding	4,914,125	2,294,689	1,796,837	1,600,355	78,903

Net Asset Value
Per Share ($)	20.01	19.27	19.30	20.40	19.68

See notes to financial statements.

14

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $3,278 foreign taxes withheld at source):
Unaffiliated issuers	1,638,712
Affiliated issuers	7,186
Income from securities lending	151,005
Interest	110,209
Total Income	1,907,112
Expenses:
Management fee—Note 3(a)	2,197,310
Shareholder servicing costs—Note 3(c)	925,946
Distribution fees—Note 3(b)	575,201
Registration fees	52,224
Prospectus and shareholders’ reports	31,172
Professional fees	27,567
Custodian fees—Note 3(c)	20,451
Directors’ fees and expenses—Note 3(d)	4,532
Loan commitment fees—Note 2	518
Interest expense—Note 2	358
Miscellaneous	14,680
Total Expenses	3,849,959
Less—reduction in management fee
due to undertaking—Note 3(a)	(163,418)
Less—reduction in cusdody fees
due to earnings credits—Note 1(b)	(658)
Net Expenses	3,685,883
Investment (Loss)—Net	(1,778,771)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	44,510,045
Net unrealized appreciation (depreciation) on investments	12,807,744
Net Realized and Unrealized Gain (Loss) on Investments	57,317,789
Net Increase in Net Assets Resulting from Operations	55,539,018

See notes to financial statements.
The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment (loss)—net	(1,778,771)	(2,278,238)
Net realized gain (loss) on investments	44,510,045	25,161,395
Net unrealized appreciation
(depreciation) on investments	12,807,744	(4,374,215)
Net Increase (Decrease) in Net Assets
Resulting from Operations	55,539,018	18,508,942

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	34,230,166	45,713,834
Class B shares	2,140,318	7,853,304
Class C shares	5,955,862	5,917,890
Class R shares	8,314,991	19,297,550
Class T shares	633,096	609,277
Net assets received in connection
with reorganization—Note 1:
Class A shares	—	15,022,241
Class B shares	—	6,364,220
Class C shares	—	9,786,450
Class R shares	—	11,199,591
Cost of shares redeemed:
Class A shares	(51,608,453)	(26,239,102)
Class B shares	(8,448,947)	(6,473,462)
Class C shares	(6,820,904)	(5,193,363)
Class R shares	(76,035,359)	(48,954,954)
Class T shares	(421,464)	(213,130)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(92,060,694)	34,690,346
Total Increase (Decrease) in Net Assets	(36,521,676)	53,199,288

Net Assets ($):
Beginning of Period	247,971,509	194,772,221
End of Period	211,449,833	247,971,509
Undistributed investment income—net	329	—

16

	Year Ended August 31,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	1,870,219	2,869,175
Shares issued in connection
with reorganization—Note 1	—	904,503
Shares redeemed	(2,769,979)	(1,566,368)
Net Increase (Decrease) in Shares Outstanding	(899,760)	2,207,310

Class B [a]
Shares sold	118,103	475,846
Shares issued in connection
with reorganization—Note 1	—	394,591
Shares redeemed	(470,502)	(398,945)
Net Increase (Decrease) in Shares Outstanding	(352,399)	471,492

Class C
Shares sold	330,408	505,394
Shares issued in connection
with reorganization—Note 1	—	605,601
Shares redeemed	(382,599)	(321,752)
Net Increase (Decrease) in Shares Outstanding	(52,191)	789,243

Class R
Shares sold	453,382	1,441,608
Shares issued in connection
with reorganization—Note 1	—	665,606
Shares redeemed	(4,058,511)	(2,855,961)
Net Increase (Decrease) in Shares Outstanding	(3,605,129)	(748,747)

Class T
Shares sold	34,390	36,152
Shares redeemed	(23,184)	(12,797)
Net Increase (Decrease) in Shares Outstanding	11,206	23,355

[a] During the period ended August 31, 2005, 41,724 Class B shares representing $749,997 were automatically converted to 40,309 Class A shares and during the period ended August 31, 2004, 13,886 Class B shares representing $224,669 were automatically converted to 13,500 Class A shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	15.97	15.18	12.45	14.65	14.32
Investment Operations:
Investment (loss)—net [a]	(.12)	(.15)	(.12)	(.10)	(.01)
Net realized and unrealized
gain (loss) on investments	4.16	.94	2.85	(2.10)	.34
Total from Investment Operations	4.04	.79	2.73	(2.20)	.33
Net asset value, end of period	20.01	15.97	15.18	12.45	14.65

Total Return (%) [b]	25.22	5.27	21.93	(15.02)	2.30

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.46	1.42	1.50	1.43	1.83
Ratio of net expenses
to average net assets	1.39	1.42	1.50	1.43	1.63
Ratio of net investment (loss)
to average net assets	(.62)	(.92)	(.96)	(.66)	(.70)
Portfolio Turnover Rate	65.30	126.92	105.65	100.38	247.87

Net Assets, end of period ($ x 1,000)	98,348	92,873	54,761	38,350	16,379

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended August 31,

Class B Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	15.48	14.82	12.25	14.52	14.30
Investment Operations:
Investment (loss)—net [a]	(.24)	(.27)	(.21)	(.21)	(.02)
Net realized and unrealized
gain (loss) on investments	4.03	.93	2.78	(2.06)	.24
Total from Investment Operations	3.79	.66	2.57	(2.27)	.22
Net asset value, end of period	19.27	15.48	14.82	12.25	14.52

Total Return (%) [b]	24.48	4.45	20.98	(15.63)	1.54

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.17	2.17	2.25	2.19	2.58
Ratio of net expenses
to average net assets	2.10	2.17	2.25	2.19	2.37
Ratio of net investment (loss)
to average net assets	(1.33)	(1.68)	(1.71)	(1.43)	(1.41)
Portfolio Turnover Rate	65.30	126.92	105.65	100.38	247.87

Net Assets, end of period ($ x 1,000)	44,218	40,985	32,247	27,898	16,648

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class C Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	15.51	14.84	12.26	14.53	14.30
Investment Operations:
Investment (loss)—net [a]	(.23)	(.26)	(.21)	(.21)	(.02)
Net realized and unrealized
gain (loss) on investments	4.02	.93	2.79	(2.06)	.25
Total from Investment Operations	3.79	.67	2.58	(2.27)	.23
Net asset value, end of period	19.30	15.51	14.84	12.26	14.53

Total Return (%) [b]	24.44	4.51	21.04	(15.62)	1.61

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.13	2.13	2.26	2.19	2.69
Ratio of net expenses
to average net assets	2.05	2.13	2.26	2.19	2.37
Ratio of net investment (loss)
to average net assets	(1.28)	(1.62)	(1.72)	(1.43)	(1.41)
Portfolio Turnover Rate	65.30	126.92	105.65	100.38	247.87

Net Assets, end of period ($ x 1,000)	34,685	28,674	15,730	12,918	4,353

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended August 31,

Class R Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	16.21	15.34	12.53	14.69	14.32
Investment Operations:
Investment (loss)—net [a]	(.03)	(.09)	(.07)	(.05)	(.00)[b]
Net realized and unrealized
gain (loss) on investments	4.22	.96	2.88	(2.11)	.37
Total from Investment Operations	4.19	.87	2.81	(2.16)	.37
Net asset value, end of period	20.40	16.21	15.34	12.53	14.69

Total Return (%)	25.85	5.67	22.42	(14.70)	2.58

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06	1.04	1.12	1.10	1.36
Ratio of net expenses
to average net assets	1.01	1.04	1.12	1.10	1.26
Ratio of net investment
(loss) to average net assets	(.19)	(.55)	(.58)	(.32)	(.21)
Portfolio Turnover Rate	65.30	126.92	105.65	100.38	247.87

Net Assets, end of period ($ x 1,000)	32,646	84,373	91,367	77,506	46,409

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class T Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	15.75	15.04	12.39	14.63	14.32
Investment Operations:
Investment (loss)—net [a]	(.17)	(.23)	(.18)	(.15)	(.01)
Net realized and unrealized
gain (loss) on investments	4.10	.94	2.83	(2.09)	.32
Total from Investment Operations	3.93	.71	2.65	(2.24)	.31
Net asset value, end of period	19.68	15.75	15.04	12.39	14.63

Total Return (%) [b]	24.95	4.72	21.39	(15.31)	2.16

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.78	1.90	1.96	1.79	2.53
Ratio of net expenses
to average net assets	1.70	1.90	1.96	1.79	1.86
Ratio of net investment (loss)
to average net assets	(.92)	(1.40)	(1.43)	(1.02)	(.90)
Portfolio Turnover Rate	65.30	126.92	105.65	100.38	247.87

Net Assets, end of period ($ x 1,000)	1,552	1,066	667	441	289

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Future Leaders Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund. The fund’s investment objective is capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

On April 30, 2004, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s shareholders, all of the assets, subject to the liabilities, of Bear Stearns Small Cap Value Portfolio, were transferred to the fund in exchange for shares of Common Stock

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

of the fund of equal value. Shareholders of Class A, Class B, Class C and Class Y shares of Bear Stearns Small Cap Value Portfolio received Class A, Class B,Class C and Class R shares,respectively,of the fund,in each case, in an amount equal to the aggregate net asset value of their respective investment in Bear Stearns Small Cap Value Portfolio at the time of the exchange.The fund’s net asset value on April 30, 2004 was $16.61 per share for Class A shares, $16.13 per share for Class B shares, $16.16 per share for Class C shares and $16.83 per share for Class R shares and a total of 904,503 Class A shares, 394,591 Class B shares, 605,601 Class C shares and 665,606 Class R shares, representing net assets of $15,022,241 Class A shares, $6,364,220 Class B shares, $9,786,450 Class C shares and $11,199,591 Class R shares (including $9,808,410 net unrealized appreciation on investments), were issued to the shareholders of Bear Stearns Small Cap Value Portfolio in the exchange.The exchange was a tax free event to shareholders.

As of August 31, 2005, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 5,096 shares of Class T.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on

24

the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

26

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $28,536,187 and unrealized appreciation $49,451,671.

During the period ended August 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $1,779,100 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2005 was approximately $11,500, with a related weighted average annualized interest rate of 3.12% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken from March 16, 2005 through March 31, 2006 that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1% of the value of the fund’s average daily net assets, the fund may deduct

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expenses.The reduction in the management fee, pursuant to the undertaking, amounted to $163,418 during the period ended August 31, 2005.

During the period ended August 31, 2005, the Distributor retained $18,409 and $205 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $110,625 and $7,253 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2005, Class B, Class C and Class T shares were charged $330,450,$241,440 and $3,311,respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2005 Class A, Class B, Class C and Class T shares were charged $259,935, $110,150, $80,480 and $3,311, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

28

During the period ended August 31, 2005, the fund was charged $225,613 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2005, the fund was charged $20,451 pursuant to the custody agreement.

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $161,033, Rule 12b-1 distribution plan fees $50,169, shareholder services plan fees $37,851, custodian fees $7,061, chief compliance officer fees $1,533 and transfer agency per account fees $35,820, which are offset against an expense reimbursement currently in effect in the amount of $28,735.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2005, amounted to $154,680,898 and $239,127,606, respectively.

At August 31, 2005, the cost of investments for federal income tax purposes was $174,617,871; accordingly, accumulated net unrealized appre-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

ciation on investments was $49,451,671, consisting of $55,299,717 gross unrealized appreciation and $5,848,046 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The

30

Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Future Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Future Leaders Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2005 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Future Leaders Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 14, 2005
32

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on March 14, 2005, the Board considered the re-approval for an annual period of the Fund’s Management Agreement, pursuant to which the Manager provides the Fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940,as amended) of the Fund,were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the Fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the Fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the Fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the Fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the Fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the Fund, as well as the Fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day Fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the Fund’s performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper

The Fund 33

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

category averages, as applicable.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund.The Board members discussed the results of the comparisons for various periods ended January 31, 2005, and noted that the Fund’s performance was lower than the comparison group and Lipper category averages for the 1-year and 3-year periods. The Board discussed with representatives of the Manager the reasons for the Fund’s underperfor-mance compared to the comparison group and Lipper category for the 1- and 3-year periods, and the Manager’s efforts to improve perfor-mance.The Board members also discussed the Fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Fund’s management fee ranked in the lower half (i.e., higher than most others) of the comparison group funds. The Board noted that the Fund’s total expense ratio was lower than the Lipper category average, but was higher than the Fund’s comparison group average.After discussions with the Board, the Manager undertook, effective March 16, 2005, to waive its fees or reimburse certain Fund expenses until March 31, 2006, if total Fund operating expenses (other than certain expenses) exceed 1% of the value of the Fund’s average daily net assets.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Similar Funds”), and by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the Fund; it was noted that the Similar Funds were mutual funds included in the “small cap core” and

34

“small cap core variable insurance products” funds categories by Lipper. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided; it was noted that the Similar Funds had management fees that were the same as or lower than the fee borne by the Fund. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager to evaluate the appropriateness and reasonableness of the Fund’s advisory fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the Fund.The Board members evaluated the analysis in light of the relevant circumstances for the Fund, and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to the Manager from acting as investment adviser and reviewed the soft dollar arrangements with respect to trading the Fund’s portfolio.

The Fund 35

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

It was noted that the Board members should consider the Manager’s profitability with respect to the Fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the Fund was not unreasonable given the Fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the Fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board expressed concern over the performance of the Fund, but was satisfied with the Manager’s efforts to improve such performance, noting that the Manager has undertaken to limit the Fund’s expenses as described above.
  The Board concluded that the fee paid to the Manager by the Fund was reasonable in light of comparative performance and expense and advisory fee information, including the Manager’s undertaking to waive or reimburse certain fees and expenses of the Fund, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the Fund.
36

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the Fund had been adequately considered by the Manager in connection with the management fee rate charged to the Fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Fund’s Management Agreement was in the best interests of the Fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board
  Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————
David P. Feldman (65) Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee

Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 58

Ehud Houminer (65) Board Member (1993)

———————

Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 36
38

Gloria Messinger (75) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 25
———————

T. John Szarkowski (79) Board Member (1996)

Principal Occupation During Past 5 Years:
• Consultant in Photography

Other Board Memberships and Affiliations:

• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 25
———————
Anne Wexler (75) Board Member (1996)
Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JAMES BITETTO, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board, Chief Executive	Assistant General Counsel and Assistant
Officer and Chief Operating Officer of the	Secretary of the Manager, and an officer of 91
Manager, and an officer of 90 investment	investment companies (comprised of 200
companies (comprised of 184 portfolios)	portfolios) managed by the Manager. He is 39
managed by the Manager. Mr. Canter also is a	years old and has been an employee of the
Board member and, where applicable, an	Manager since December 1996.

Executive Committee Member of the other	JONI LACKS CHARATAN, Vice President
investment management subsidiaries of Mellon	and Assistant Secretary since
Financial Corporation, each of which is an	August 2005.
affiliate of the Manager. He is 60 years old and
has been an employee of the Manager since	Assistant General Counsel and Assistant
May 1995.	Secretary of the Manager, and an officer of 91
investment companies (comprised of 200
STEPHEN R. BYERS, Executive Vice	portfolios) managed by the Manager. She is 49
President since November 2002.	years old and has been an employee of the
Chief Investment Officer,Vice Chairman and a	Manager since October 1998.

director of the Manager, and an officer of 90	JOSEPH M. CHIOFFI, Vice President and
investment companies (comprised of 184	Assistant Secretary since August 2005.
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive	Assistant General Counsel and Assistant
Committee Member of certain other	Secretary of the Manager, and an officer of 91
investment management subsidiaries of Mellon	investment companies (comprised of 200
Financial Corporation, each of which is an	portfolios) managed by the Manager. He is 43
affiliate of the Manager. He is 52 years old and	years old and has been an employee of the
has been an employee of the Manager since	Manager since July 2000.
January 2000.	JANETTE E. FARRAGHER, Vice President
MARK N. JACOBS, Vice President since	and Assistant Secretary since
March 2000.	August 2005.
Executive Vice President, Secretary and	Associate General Counsel of the Manager,
General Counsel of the Manager, and an	and an officer of 91 investment companies
officer of 91 investment companies (comprised	(comprised of 200 portfolios) managed by the
of 200 portfolios) managed by the Manager.	Manager. She is 42 years old and has been an
He is 59 years old and has been an employee	employee of the Manager since February 1984.
of the Manager since June 1977.	JOHN B. HAMMALIAN, Vice President and
MICHAEL A. ROSENBERG, Vice President	Assistant Secretary since August 2005.
and Secretary since August 2005.	Associate General Counsel of the Manager,
Associate General Counsel of the Manager,	and an officer of 91 investment companies
and an officer of 91 investment companies	(comprised of 200 portfolios) managed by the
(comprised of 200 portfolios) managed by the	Manager. He is 42 years old and has been an
Manager. He is 45 years old and has been an	employee of the Manager since February 1991.
employee of the Manager since October 1991.

40

ROBERT R. MULLERY, Vice President and	ROBERT SVAGNA, Assistant Treasurer
Assistant Secretary since August 2005.	since August 2005.
Associate General Counsel of the Manager,	Senior Accounting Manager – Equity Funds of
and an officer of 91 investment companies	the Manager, and an officer of 91 investment
(comprised of 200 portfolios) managed by the	companies (comprised of 200 portfolios)
Manager. He is 53 years old and has been an	managed by the Manager. He is 38 years old
employee of the Manager since May 1986.	and has been an employee of the Manager

JEFF PRUSNOFSKY, Vice President and	since November 1990.
Assistant Secretary since August 2005.	KENNETH J. SANDGREN, Assistant
Associate General Counsel of the Manager,	Treasurer since November 2001.
and an officer of 91 investment companies	Mutual Funds Tax Director of the Manager,
(comprised of 200 portfolios) managed by the	and an officer of 91 investment companies
Manager. He is 40 years old and has been an	(comprised of 200 portfolios) managed by the
employee of the Manager since October 1990.	Manager. He is 51 years old and has been an

JAMES WINDELS, Treasurer since	employee of the Manager since June 1993.
November 2001.	JOSEPH W. CONNOLLY, Chief Compliance
Director – Mutual Fund Accounting of the	Officer since October 2004.
Manager, and an officer of 91 investment	Chief Compliance Officer of the Manager and
companies (comprised of 200 portfolios)	The Dreyfus Family of Funds (91 investment
managed by the Manager. He is 46 years old	companies, comprising 200 portfolios). From
and has been an employee of the Manager	November 2001 through March 2004, Mr.
since April 1985.	Connolly was first Vice-President, Mutual

GREGORY S. GRUBER, Assistant	Fund Servicing for Mellon Global Securities
Treasurer since August 2005.	Services. In that capacity, Mr. Connolly was
responsible for managing Mellon’s Custody,
Senior Accounting Manager – Municipal Bond	Fund Accounting and Fund Administration
Funds of the Manager, and an officer of 91	services to third-party mutual fund clients. He
investment companies (comprised of 200	is 48 years old and has served in various
portfolios) managed by the Manager. He is 46	capacities with the Manager since 1980,
years old and has been an employee of the	including manager of the firm’s Fund
Manager since August 1981.	Accounting Department from 1997 through
ERIK D. NAVILOFF, Assistant Treasurer	October 2001.
since August 2005.	WILLIAM GERMENIS, Anti-Money
Senior Accounting Manager – Taxable Fixed	Laundering Compliance Officer since
Income Funds of the Manager, and an officer	October 2002.
of 91 investment companies (comprised of 200	Vice President and Anti-Money Laundering
portfolios) managed by the Manager. He is 37	Compliance Officer of the Distributor, and the
years old and has been an employee of the	Anti-Money Laundering Compliance Officer
Manager since November 1992.	of 88 investment companies (comprised of 197
ROBERT ROBOL, Assistant Treasurer	portfolios) managed by the Manager. He is 35
since August 2005.	years old and has been an employee of the
Distributor since October 1998.
Senior Accounting Manager – Money Market
Funds of the Manager, and an officer of 91
investment companies (comprised of 200
portfolios) managed by the Manager. He is 41
years old and has been an employee of the
Manager since October 1988.

The Fund 41

For More	Information

Dreyfus Premier	Transfer Agent &
Future Leaders Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
20	Financial Highlights
25	Notes to Financial Statements
35	Report of Independent Registered
Public Accounting Firm
36	Important Tax Information
37	Information About the Review and Approval
of the Fund’s Management Agreement
41	Board Members Information
43	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier International Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier International Value Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, D. Kirk Henry.

International stocks generally rose more robustly than U.S. stocks over the past year, with gains achieved in the industrialized markets of Europe and Asia as well as many emerging markets. Stocks were driven higher by solid global economic growth, fueled primarily by consumers in the United States and expanding industrial production in emerging markets such as China.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other consequences of Hurricane Katrina — have added a degree of uncertainty to the domestic economic outlook, which could affect exports from other countries. However, our economists currently expect the economy to continue to grow without either entering a recession or triggering a significant acceleration of inflation. As always, we encourage you to discuss the potential implications of these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Premier International Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund produced total returns of 19.65% for its Class A shares, 18.70% for its Class B shares, 18.79% for its Class C shares, 20.11% for its Class R shares and 19.18% for its Class T shares.1 The fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 23.58% for the same period.2

We attribute the international market’s returns to steady global economic growth and improved corporate earnings, which helped bolster investor sentiment in many regions of the world. The fund’s returns trailed the benchmark, chiefly due to its exposure in the materials sector, higher weight in Japan, and technology stock selection.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue this goal, the fund ordinarily invests most of its assets in stocks of foreign issuers that we consider to be value companies.The fund normally invests in companies in at least 10 foreign countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund’s investment approach is value-oriented and research-driven. When selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

  Value, or how a stock is priced relative to traditional business per- formance measures;
  Business health, or overall efficiency and profitability as measured by return on assets and return on equity; and
The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)
  Business momentum, or the presence of a catalyst such as corporate restructuring, management changes or positive earnings surprises that can potentially trigger a price increase in the near- to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

What other factors influenced the fund’s performance?

Steady global economic growth, rising commodity prices and higher corporate earnings helped international stock markets post generally strong returns over the reporting period’s first half. Europe’s economic recovery gained some momentum, the result of corporate restructuring efforts, which helped boost returns in Germany, France and Italy.The United Kingdom posted more modest gains due to lackluster consumer spending and market volatility following the London terrorist attacks. During the second half of the reporting period, international stock market returns moderated as investors became concerned that corporate earnings and global economic growth might already have peaked.

Some of the fund’s greatest gains stemmed from the emerging markets, which benefited from rising demand for a limited supply of industrial and energy commodities. Not surprisingly, energy stocks benefited from surging oil and gas prices. The fund enjoyed attractive returns from Brazil’s Petrobras. Outside of the emerging markets, the fund received positive contributions from France’s Total, Italy’s ENI and Spanish refiner Repsol YPF. Conversely, Ciba Specialty Chemicals declined due to margin pressure from rising fuel costs.

Corporate restructuring in Germany helped several holdings boost profits, including automobile manufacturer Volkswagen and insurance firm Allianz. In France, information technology firm Thomson, which specializes in the film industry, benefited from the release of new editing software.

In the U.K., greater export activity benefited the fund’s core metals and mining holding, Rio Tinto, while defense contractor BAE Systems

4

and drug producer GlaxoSmithKline fared well due to a shift in market leadership toward companies with records of consistent earnings growth in a variety of economic conditions.

On the other hand, the fund’s performance was hindered by its overweighted position in Japan, which lagged most other markets during the reporting period. Our stock selection strategy in Japan, which focused on information technology and domestic stocks, also undermined the fund’s relative performance. To a lesser degree, the fund’s limited exposure to metals stocks in Australia, which we regarded as fully valued, also detracted from its relative performance.

What is the fund’s current strategy?

As of the end of the reporting period, we have trimmed positions that have reached our price targets, locking in their gains. In our view, many stocks have become more fully valued in today’s market environment. In markets such as these, patience and discipline are central to our strategy of seeking high-quality companies that may have been overlooked by the market. However, our longer-term outlook for the international stock markets remains positive, and we expect our quantitative and fundamental analyses to help us identify new opportunities as they arise.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Investments in foreign securities involve special risks. Please read the prospectus for further discussion of these risks.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier International Value Fund on 9/29/95 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.The Index consists of 21 MSCI developed market country indices.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/05

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	9/29/95	12.79%	4.72%	7.48%
without sales charge	9/29/95	19.65%	5.96%	8.12%
Class B shares
with applicable redemption charge †	11/15/02	14.70%	—	19.46%
without redemption	11/15/02	18.70%	—	20.24%
Class C shares
with applicable redemption charge ††	11/15/02	17.79%	—	20.40%
without redemption	11/15/02	18.79%	—	20.40%
Class R shares	11/15/02	20.11%	—	21.61%
Class T shares
with applicable sales charge (4.5%)	11/15/02	13.83%	—	18.44%
without sales charge	11/15/02	19.18%	—	20.42%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier International Value Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.53	$ 11.45	$ 11.30	$ 5.72	$ 9.79
Ending value (after expenses)	$1,005.00	$1,001.00	$1,001.50	$1,006.90	$1,003.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.58	$ 11.52	$ 11.37	$ 5.75	$ 9.86
Ending value (after expenses)	$1,017.69	$1,013.76	$1,013.91	$1,019.51	$1,015.43

† Expenses are equal to the fund’s annualized expense ratio of 1.49% for Class A, 2.27% for Class B, 2.24% for Class C, 1.13% for Class R and 1.94% for Class T multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2005
Common Stocks—96.4%	Shares	Value ($)

Australia—1.6%
Amcor	1,254,418	6,297,546
National Australia Bank	335,535	7,941,010
		14,238,556
Belgium—1.0%
Fortis	323,623	9,219,274
Brazil—1.2%
Contax Participacoes, ADR	155,567 [a]	101,682
Petroleo Brasileiro, ADR	91,800	5,743,008
Petroleo Brasileiro, ADR (Pfd Block)	8,515	468,240
Telecomunicacoes Brasileiras, ADR	155,567	4,458,550
		10,771,480
Finland—1.6%
M-real, Cl. B	1,020,900	5,574,993
Nokia	122,900	1,921,005
Nokia, ADR	128,934	2,033,289
UPM-Kymmene	249,953	4,991,497
		14,520,784
France—8.6%
BNP Paribas	135,340	9,834,842
Carrefour	253,860	11,788,194
Credit Agricole	295,740	7,874,468
France Telecom	372,360	11,204,389
Sanofi-Aventis	89,460	7,631,192
Schneider Electric	56,292	4,423,686
Total	33,950	8,918,270
Total, ADR	50,614	6,672,950
Valeo	188,076	7,715,678
		76,063,669
Germany—8.4%
Allianz	53,510	6,916,092
Deutsche Bank	109,613	9,488,123
Deutsche Lufthansa	497,437	6,616,326
Deutsche Post	425,494	10,736,647

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Germany (continued)
Deutsche Postbank	96,619	5,296,477
Deutsche Telekom	381,470	7,227,559
E.ON	78,997	7,537,181
Hannover Rueckversicherung	16,000	574,537
Heidelberger Druckmaschinen	118,500	4,225,948
Infineon Technologies	568,300 [b]	5,303,114
KarstadtQuelle	58,104 [b]	773,548
Medion	77,200	1,226,670
Volkswagen	151,819	7,981,832
		73,904,054
Hong Kong—.9%
Bank of East Asia	2,341,339	6,834,067
China Mobile (Hong Kong)	65,300	283,926
Citic Pacific	193,900	543,581
		7,661,574
Ireland—1.4%
Bank of Ireland	789,495	12,505,755
Italy—4.5%
Banche Popolari Unite Scrl	92,091	1,876,495
Banco Popolare di Verona e Novara Scrl	204,100	3,665,726
Benetton Group	437,810	4,306,713
ENI	391,335	11,577,568
Finmeccanica	285,329	5,346,221
UniCredito Italiano	2,227,100	12,676,636
		39,449,359
Japan—25.5%
Aeon	480,000	8,995,843
Alps Electric	234,700	3,825,740
Canon	175,100	8,863,528
Credit Saison	133,200	5,241,668
Dentsu	1,672	4,413,364
Fuji Heavy Industries	1,347,200	5,891,447
Fuji Photo Film	178,100	5,770,916
Funai Electric	64,800	6,084,076

10

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
JS Group	292,500	4,950,444
Kao	309,800	7,388,341
KDDI	1,650	8,739,099
Kuraray	551,500	4,881,612
Mabuchi Motor	127,800	6,606,019
Matsumotokiyoshi	116,600	3,483,377
Minebea	1,183,000	4,933,603
Mitsubishi Tokyo Financial Group	604	6,165,214
Murata Manufacturing	96,200	5,061,119
Nippon Express	2,602,600	11,626,781
Nippon Telegraph & Telephone	1,259	5,478,036
ORIX	33,300	5,496,292
Rinnai	245,100	5,721,428
Rohm	85,000	7,774,605
Sekisui House	611,900	6,745,564
77 Bank	1,008,900	6,897,402
Shin-Etsu Chemical	213,500	8,669,330
Skylark	363,700	5,507,888
Sohgo Security Services	166,600	2,242,768
Sumitomo Bakelite	573,800	3,838,676
Sumitomo Chemical	1,069,900	5,980,834
Sumitomo Mitsui Financial Group	1,769	14,519,189
Takeda Pharmaceutical	146,300	7,926,379
Takefuji	134,100	9,405,687
TDK	43,400	3,239,442
Toyoda Gosei	299,000	4,996,941
Toyota Motor	183,500	7,511,629
Yamaha Motor	31,500	592,826
		225,467,107
Mexico—1.3%
Coca-Cola Femsa, ADR	200,100	5,402,700
Telefonos de Mexico, ADR	295,962	5,682,470
		11,085,170

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Netherlands—6.3%
ABN AMRO Holding	252,626	6,053,851
Aegon	553,381	7,756,077
Heineken	312,251	10,080,840
Koninklijke Philips Electronics	287,760	7,569,762
Koninklijke Philips Electronics (New York Shares)	109,100	2,896,605
Royal Dutch Shell, Cl. A	296,420	9,661,095
VNU	156,260	4,796,280
Wolters Kluwer	353,971	6,632,369
		55,446,879
Portugal—.8%
Energias de Portugal	2,582,250	7,257,558
Singapore—1.9%
DBS Group Holdings	1,110,070	10,339,707
United Overseas Bank	753,800	6,378,398
		16,718,105
South Africa—1.6%
Anglo American	383,759	9,699,069
Nedbank Group	334,948	4,625,071
		14,324,140
South Korea—1.6%
Korea Electric Power, ADR	277,124	4,447,840
KT, ADR	226,800	4,615,380
SK Telecom, ADR	248,520	5,283,535
		14,346,755
Spain—2.7%
Banco Sabadell	120,581	3,139,281
Endesa	467,584	10,547,952
Repsol YPF	112,300	3,319,604
Repsol YPF, ADR	246,108	7,274,952
		24,281,789
Sweden—1.0%
Svenska Cellulosa, Cl. B	257,740	9,165,694
Switzerland—7.0%
Ciba Specialty Chemicals	158,856	9,662,728

12

Common Stocks (continued)	Shares	Value ($)

Switzerland (continued)
Clariant	276,950	3,960,526
Lonza Group	49,231	2,806,308
Nestle	40,970	11,489,356
Novartis	250,610	12,139,172
Swiss Reinsurance	177,470	11,424,136
UBS	127,410	10,414,489
		61,896,715
Taiwan—.5%
United Microelectronics, ADR	1,305,096 [b]	4,450,377
United Kingdom—17.0%
BAA	659,936	7,274,811
BAE Systems	587,513	3,465,937
Barclays	902,040	8,992,375
BOC Group	266,475	5,029,521
Boots Group	803,303	8,934,865
BP	1,042,800	11,880,687
BT Group	1,772,830	6,887,123
Bunzl	3,620	35,598
Centrica	2,153,654	9,696,274
Diageo	616,862	8,807,176
GKN	1,185,590	6,144,631
GlaxoSmithKline	604,635	14,594,772
HSBC Holdings	387,927	6,244,892
Marks & Spencer Group	780,886	5,021,981
Rexam	385,420	3,496,564
Royal Bank of Scotland Group	459,989	13,441,691
Sainsbury (J)	965,481	4,929,889
Unilever	938,220	9,429,160
Vodafone Group	5,924,160	16,206,116
		150,514,063
Total Common Stocks
(cost $748,237,944)		853,288,857

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Other Investment—2.4%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $21,250,000)		21,250,000 [c]	21,250,000

Total Investments (cost $769,487,944)		98.8%	874,538,857

Cash and Receivables (Net)		1.2%	10,372,150

Net Assets		100.0%	884,911,007

ADR—American Depository Receipt.
[a]	The valuation of this security has been determined in good faith under the direction of the Board of Directors.
[b] Non-income producing.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Banking	15.8	Utilities	4.5
Financial Services	8.3	Healthcare	3.9
Telecommunications	7.6	Transportation	3.4
Energy	5.7	Automobiles	3.2
Food & Household Products	5.7	Other	35.3
Chemicals	5.4		98.8

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			748,237,944		853,288,857
Affiliated issuers			21,250,000		21,250,000
Cash					2,389,441
Cash denominated in foreign currencies			10,203,047		10,229,082
Dividends receivable					2,247,424
Receivable for shares of Common Stock subscribed					1,364,824
Receivable for investment securities sold					198,708
Net unrealized appreciation on forward
currency exchange contracts—Note 4					6,746
Prepaid expenses					53,182
				891,028,264

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					1,033,476
Payable for investment securities purchased					2,975,274
Payable for shares of Common Stock redeemed					1,781,774
Accrued expenses and other liabilities					326,733
					6,117,257

Net Assets ($)				884,911,007

Composition of Net Assets ($):
Paid-in capital					723,439,409
Accumulated undistributed investment income—net					7,128,040
Accumulated net realized gain (loss) on investments					49,274,438
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions					105,069,120

Net Assets ($)				884,911,007

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	715,767,619	21,101,086	73,347,626	72,470,392	2,224,284
Shares Outstanding	35,306,035	1,059,256	3,673,534	3,564,350	111,954

Net Asset Value
Per Share ($)	20.27	19.92	19.97	20.33	19.87

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $1,877,178 foreign taxes withheld at source):
Unaffiliated issuers	19,089,865
Affiliated issuers	542,669
Interest	155,465
Total Income	19,787,999
Expenses:
Management fee—Note 3(a)	7,769,059
Shareholder servicing costs—Note 3(c)	2,833,022
Custodian fees	654,341
Distribution fees—Note 3(b)	578,936
Registration fees	96,640
Prospectus and shareholders’ reports	56,309
Professional fees	45,038
Directors’ fees and expenses—Note 3(d)	11,697
Loan commitment fees—Note 2	4,606
Miscellaneous	50,098
Total Expenses	12,099,746
Less—reduction in custody fees due to earnings credits—Note 1(c)	(2,798)
Net Expenses	12,096,948
Investment Income—Net	7,691,051

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	71,525,165
Net realized gain (loss) on forward currency exchange contracts	(274,714)
Net Realized Gain (Loss)	71,250,451
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	50,394,356
Net Realized and Unrealized Gain (Loss) on Investments	121,644,807
Net Increase in Net Assets Resulting from Operations	129,335,858

See notes to financial statements.
16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment income—net	7,691,051	5,409,849
Net realized gain (loss) on investments	71,250,451	33,970,788
Net unrealized appreciation
(depreciation) on investments	50,394,356	45,357,110
Net Increase (Decrease) in Net Assets
Resulting from Operations	129,335,858	84,737,747

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(5,699,694)	(3,795,436)
Class B shares	(72,580)	(28,252)
Class C shares	(273,321)	(54,975)
Class R shares	(583,252)	(56,142)
Class T shares	(14,038)	(6,310)
Total Dividends	(6,642,885)	(3,941,115)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	308,094,029	283,031,667
Class B shares	8,574,834	6,565,468
Class C shares	31,678,554	22,197,300
Class R shares	36,299,900	19,190,483
Class T shares	2,064,755	969,530
Net assets received in connection with
reorganization—Note 1:
Class A shares	—	10,341,505
Class B shares	—	5,043,246
Class C shares	—	16,352,278
Class R shares	—	17,126,521

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended August 31,

	2005	2004

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	4,173,168	2,845,772
Class B shares	56,628	21,458
Class C shares	120,726	21,941
Class R shares	527,855	792
Class T shares	7,379	5,753
Cost of shares redeemed:
Class A shares	(217,746,980)	(193,590,792)
Class B shares	(2,677,129)	(910,499)
Class C shares	(7,393,660)	(1,646,495)
Class R shares	(14,066,656)	(4,567,092)
Class T shares	(1,137,641)	(52,550)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	148,575,762	182,946,286
Total Increase (Decrease) in Net Assets	271,268,735	263,742,918

Net Assets ($):
Beginning of Period	613,642,272	349,899,354
End of Period	884,911,007	613,642,272
Undistributed investment income—net	7,128,040	5,817,862

18

	Year Ended August 31,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	16,096,093	17,111,998
Shares issued in connection with reorganization—Note 1	—	604,919
Shares issued for dividends reinvested	219,064	181,375
Shares redeemed	(11,357,328)	(11,917,196)
Net Increase (Decrease) in Shares Outstanding	4,957,829	5,981,096

Class B [a]
Shares sold	453,705	439,144
Shares issued in connection with reorganization—Note 1	—	298,362
Shares issued for dividends reinvested	3,007	1,379
Shares redeemed	(141,231)	(54,151)
Net Increase (Decrease) in Shares Outstanding	315,481	684,734

Class C
Shares sold	1,672,576	1,399,911
Shares issued in connection with reorganization—Note 1	—	965,483
Shares issued for dividends reinvested	6,398	1,408
Shares redeemed	(389,771)	(99,782)
Net Increase (Decrease) in Shares Outstanding	1,289,203	2,267,020

Class R
Shares sold	1,867,185	1,385,222
Shares issued in connection with reorganization—Note 1	—	1,001,213
Shares issued for dividends reinvested	27,709	51
Shares redeemed	(719,819)	(264,812)
Net Increase (Decrease) in Shares Outstanding	1,175,075	2,121,674

Class T
Shares sold	114,452	60,775
Shares issued for dividends reinvested	394	372
Shares redeemed	(62,770)	(3,186)
Net Increase (Decrease) in Shares Outstanding	52,076	57,961

[a] During the period ended August 31, 2005, 11,262 Class B shares representing $213,210 were automatically converted to 11,104 Class A shares and during the year ended August 31, 2004, 4,923 Class B shares representing $83,430 were automatically converted to 4,862 Class A shares.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2005	2004	2003[a]	2002	2001

Per Share Data ($):
Net asset value, beginning of period	17.10	14.10	13.29	14.70	17.21
Investment Operations:
Investment income—net [b]	.20	.18	.15	.17	.13
Net realized and unrealized gain
(loss) on investments	3.15	2.97	.83	(1.29)	(1.47)
Total from Investment Operations	3.35	3.15	.98	(1.12)	(1.34)
Distributions:
Dividends from investment income—net	(.18)	(.15)	(.17)	(.12)	(.11)
Dividends from net realized
gain on investments	—	—	—	(.17)	(1.06)
Total Distributions	(.18)	(.15)	(.17)	(.29)	(1.17)
Net asset value, end of period	20.27	17.10	14.10	13.29	14.70

Total Return (%)	19.65[c]	22.46[c]	7.56[c]	(7.64)	(8.22)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.51	1.49	1.54	1.40	1.39
Ratio of net expenses
to average net assets	1.51	1.49	1.54	1.40	1.39
Ratio of net investment income
to average net assets	1.02	1.11	1.22	1.21	.84
Portfolio Turnover Rate	43.05	49.82	42.86	29.14	30.70

Net Assets, end of period ($ x 1,000)	715,768	518,880	343,621	322,490	327,478

[a]	The fund commenced offering five classes of shares on November 15, 2002.The existing shares were redesignated
Class A shares.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
See notes to financial statements.

20

	Year Ended August 31,

Class B Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	16.86	14.00	12.24
Investment Operations:
Investment income—net [b]	.06	.09	.09
Net realized and unrealized gain
(loss) on investments	3.09	2.91	1.84
Total from Investment Operations	3.15	3.00	1.93
Distributions:
Dividends from investment income—net	(.09)	(.14)	(.17)
Net asset value, end of period	19.92	16.86	14.00

Total Return (%) [c]	18.70	21.43	16.04[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.32	2.33	2.00[d]
Ratio of net expenses to average net assets	2.32	2.33	2.00[d]
Ratio of net investment income
to average net assets	.30	.55	.70[d]
Portfolio Turnover Rate	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	21,101	12,538	827

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class C Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	16.90	14.04	12.24
Investment Operations:
Investment income—net [b]	.07	.12	.12
Net realized and unrealized gain
(loss) on investments	3.10	2.89	1.85
Total from Investment Operations	3.17	3.01	1.97
Distributions:
Dividends from investment income—net	(.10)	(.15)	(.17)
Net asset value, end of period	19.97	16.90	14.04

Total Return (%) [c]	18.79	21.51	16.29[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.26	2.26	1.80[d]
Ratio of net expenses to average net assets	2.26	2.26	1.80[d]
Ratio of net investment income
to average net assets	.35	.73	.89[d]
Portfolio Turnover Rate	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	73,348	40,291	1,647

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

22

		Year Ended August 31,

Class R Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	17.13	14.12	12.24
Investment Operations:
Investment income—net [b]	.30	.31	.22
Net realized and unrealized gain
(loss) on investments	3.13	2.90	1.83
Total from Investment Operations	3.43	3.21	2.05
Distributions:
Dividends from investment income—net	(.23)	(.20)	(.17)
Net asset value, end of period	20.33	17.13	14.12

Total Return (%)	20.11	22.86	16.95[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	1.16	.96[c]
Ratio of net expenses to average net assets	1.13	1.16	.96[c]
Ratio of net investment income
to average net assets	1.56	1.82	1.73[c]
Portfolio Turnover Rate	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	72,470	40,927	3,778

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class T Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	16.81	13.95	12.24
Investment Operations:
Investment income (loss)—net [b]	.13	.18	(.04)
Net realized and unrealized gain
(loss) on investments	3.09	2.87	1.92
Total from Investment Operations	3.22	3.05	1.88
Distributions:
Dividends from investment income—net	(.16)	(.19)	(.17)
Net asset value, end of period	19.87	16.81	13.95

Total Return (%) [c]	19.18	21.95	15.54[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.92	1.81	1.92[d]
Ratio of net expenses to average net assets	1.92	1.81	1.92[d]
Ratio of net investment income
(loss) to average net assets	.65	1.05	(.45)[d]
Portfolio Turnover Rate	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	2,224	1,006	27

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier International Value Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund.The fund’s investment objective is long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

On April 30, 2004, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s shareholders, all of the assets, subject to the liabilities, of Bear Stearns International Equity Portfolio, were transferred to the fund in exchange for shares

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

of Common Stock of the fund of equal value. Shareholders of Class A, Class B, Class C and Class Y shares of Bear Stearns International Equity Portfolio received Class A, Class B, Class C and Class R shares, respectively, of the fund, in each case in an amount equal to the aggregate net asset value of their investment in Bear Stearns International Equity Portfolio at the time of the exchange. The fund’s net asset value on April 30, 2004 was $17.09 per share for Class A shares, $16.90 per share for Class B shares, $16.94 per share for Class C shares and $17.10 per share for Class R shares, and a total of 604,919 Class A shares, 298,362 Class B shares, 965,483 Class C shares and 1,001,213 Class R shares, representing net assets of $10,341,505 Class A shares, $5,043,246 Class B shares, $16,352,278 Class C shares and $17,126,521 Class R shares (including $6,174,995 net unrealized appreciation on investments), were issued to the shareholders of Bear Stearns International Equity Portfolio in the exchange.The exchange was a tax free event to shareholders.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are

26

valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments in registered investment companies are valued at their net asset value. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy

28

of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $20,851,477, undistributed capital gains $48,660,080 and unrealized appreciation $102,490,136.

The fund also has an accumulated capital loss carryover of $10,530,095, which can be utilized in subsequent years subject to an annual limitation due to the fund’s merger with Bear Stearns International Equity Portfolio. If not applied, the capital loss carryover expires in fiscal 2010. The accumulated capital loss carryover reflected above represents the capital loss carryover from Bear Stearns International Equity Portfolio after limitations pursuant to Section 383 of the Code. Due to the limitation on utilization of capital loss carryover of $2,106,019 per year, only $10,530,095 of the remaining $46,275,337 will actually be eligible to offset future capital gains. Consequently, the difference of $35,745,242 has been recorded as a reduction of paid in capital in fiscal 2005.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2005 and August 31, 2004, respectively, were as follows: ordinary income $6,642,885 and $3,941,115, respectively.

During the period ended August 31, 2005, as a result of permanent book to tax differences primarily due to the tax treatment for passive foreign investment companies, foreign exchange gain and losses and the

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

capital loss carryover from the merger with Bear Stearns International Equity Portfolio, the fund increased accumulated undistributed investment income-net by $262,012, increased accumulated net realized gain (loss) on investments by $35,483,230 and decreased paid-in capital by $35,745,242. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2005, the Distributor retained $80,025 and $820 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $40,931 and $11,895 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2005, Class B, Class C and Class T shares were charged $133,940, $440,501 and $4,495, respectively, pursuant to the Plan.

30

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2005, Class A, Class B, Class C and Class T shares were charged $1,599,239, $44,646, $146,834 and $4,495, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $324,228, pursuant to the transfer agency agreement.

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $748,882, Rule 12b-1 distribution plan fees $60,126, shareholder services plan fees $171,738, chief compliance officer fees $1,533 and transfer agency per account fees $51,197.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities (excluding short-term securities and forward currency exchange contracts) during the period ended August 31, 2005, amounted to $466,979,404 and $317,223,226, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at August 31, 2005:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Cost ($)	Value ($)	Appreciation ($)

Purchases:
Hong Kong Dollar,
expiring 9/1/2005	250,214	32,191	32,195	4
Japanese Yen,
expiring 9/1/2005	167,545,109	1,506,695	1,513,437	6,742
Total				6,746

32

At August 31, 2005, the cost of investments for federal income tax purposes was $772,066,928; accordingly, accumulated net unrealized appreciation on investments was $102,471,929, consisting of $121,594,516 gross unrealized appreciation and $19,122,587 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus International Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Value Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Value Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 14, 2005
The Fund 35

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2005:

—the total amount of taxes paid to foreign countries was $1,764,672

—the total amount of income sourced from foreign countries was $13,692,162

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2005 calendar year with Form 1099-DIV which will be mailed by January 31, 2006.

Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $6,642,885 represents the maximum amount that may be considered qualified dividend income.

36

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on March 14, 2005, the Board considered the re-approval for an annual period of the Fund’s Management Agreement, pursuant to which the Manager provides the Fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940,as amended) of the Fund,were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the Fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the Fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the Fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the Fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the Fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the Fund, as well as the Fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day Fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the Fund’s performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper category averages, as applicable.The group of comparable funds was pre-

The Fund 37

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

viously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the Fund.The Board members discussed the results of the comparisons for various periods ended January 31, 2005, and noted that the Fund’s performance was lower than the comparison group averages for the 1-year, 3-year and 5-year periods and lower than the Lipper category averages for the 1-year and 3-year periods, but was higher than the Lipper category average for the 5-year period.The Board members noted that the Fund’s calendar year performance exceeded the performance of the MSCI EAFE Index for four out of the last five years and six out of nine years since its inception.The Board members also discussed the Fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Fund’s management fee ranked in the bottom half (i.e., higher than most others) of the comparison group funds.The Board noted that the Fund’s total expense ratio was higher than the Fund’s comparison group average, but was lower than the Lipper category average.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Similar Funds”), and by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the Fund; it was noted that the Similar Funds were mutual funds included in the “international multi-cap value” and “international value variable insurance products” funds categories by Lipper.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s perfor-

38

mance and the services provided; it was noted that the Similar Funds had the same or lower management fees as the fee borne by the Fund. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager to evaluate the appropriateness and reasonableness of the Fund’s advisory fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the Fund.The Board members evaluated the analysis in light of the relevant circumstances for the Fund, and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.The Board members also considered potential benefits to the Manager from acting as investment adviser and reviewed the soft dollar arrangements with respect to trading the Fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the Fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s

The Fund 39

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the Fund was not unreasonable given the Fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the Fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board generally was satisfied with the Fund’s overall perfor- mance, particularly as compared to the Fund’s benchmark index.
  The Board concluded that the fee paid to the Manager by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the Fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the Fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the Fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Fund’s Management Agreement was in the best interests of the Fund and its shareholders.

40

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board
  Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————
David P. Feldman (65) Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee

Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 58

Ehud Houminer (65) Board Member (1993)
———————
Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 36
The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (75) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 25

T. John Szarkowski (79) Board Member (1996)

———————

Principal Occupation During Past 5 Years:
• Consultant in Photography
Other Board Memberships and Affiliations:
• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 25
———————
Anne Wexler (75) Board Member (1996)
Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JAMES BITETTO, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board, Chief Executive	Assistant General Counsel and Assistant
Officer and Chief Operating Officer of the	Secretary of the Manager, and an officer of 91
Manager, and an officer of 90 investment	investment companies (comprised of 200
companies (comprised of 184 portfolios)	portfolios) managed by the Manager. He is 39
managed by the Manager. Mr. Canter also is a	years old and has been an employee of the
Board member and, where applicable, an	Manager since December 1996.

Executive Committee Member of the other	JONI LACKS CHARATAN, Vice President
investment management subsidiaries of Mellon	and Assistant Secretary since
Financial Corporation, each of which is an	August 2005.
affiliate of the Manager. He is 60 years old and
has been an employee of the Manager since	Assistant General Counsel and Assistant
May 1995.	Secretary of the Manager, and an officer of 91
investment companies (comprised of 200
STEPHEN R. BYERS, Executive Vice	portfolios) managed by the Manager. She is 49
President since November 2002.	years old and has been an employee of the
Chief Investment Officer,Vice Chairman and a	Manager since October 1998.

director of the Manager, and an officer of 90	JOSEPH M. CHIOFFI, Vice President and
investment companies (comprised of 184	Assistant Secretary since August 2005.
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive	Assistant General Counsel and Assistant
Committee Member of certain other	Secretary of the Manager, and an officer of 91
investment management subsidiaries of Mellon	investment companies (comprised of 200
Financial Corporation, each of which is an	portfolios) managed by the Manager. He is 43
affiliate of the Manager. He is 52 years old and	years old and has been an employee of the
has been an employee of the Manager since	Manager since July 2000.
January 2000.	JANETTE E. FARRAGHER, Vice President
MARK N. JACOBS, Vice President since	and Assistant Secretary since
March 2000.	August 2005.
Executive Vice President, Secretary and	Associate General Counsel of the Manager,
General Counsel of the Manager, and an	and an officer of 91 investment companies
officer of 91 investment companies (comprised	(comprised of 200 portfolios) managed by the
of 200 portfolios) managed by the Manager.	Manager. She is 42 years old and has been an
He is 59 years old and has been an employee	employee of the Manager since February 1984.
of the Manager since June 1977.	JOHN B. HAMMALIAN, Vice President and
MICHAEL A. ROSENBERG, Vice President	Assistant Secretary since August 2005.
and Secretary since August 2005.	Associate General Counsel of the Manager,
Associate General Counsel of the Manager,	and an officer of 91 investment companies
and an officer of 91 investment companies	(comprised of 200 portfolios) managed by the
(comprised of 200 portfolios) managed by the	Manager. He is 42 years old and has been an
Manager. He is 45 years old and has been an	employee of the Manager since February 1991.
employee of the Manager since October 1991.

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and	ROBERT SVAGNA, Assistant Treasurer
Assistant Secretary since August 2005.	since December 2002.
Associate General Counsel of the Manager,	Senior Accounting Manager – Equity Funds of
and an officer of 91 investment companies	the Manager, and an officer of 91 investment
(comprised of 200 portfolios) managed by the	companies (comprised of 200 portfolios)
Manager. He is 53 years old and has been an	managed by the Manager. He is 38 years old
employee of the Manager since May 1986.	and has been an employee of the Manager

JEFF PRUSNOFSKY, Vice President and	since November 1990.
Assistant Secretary since August 2005.	KENNETH J. SANDGREN, Assistant
Associate General Counsel of the Manager,	Treasurer since November 2001.
and an officer of 91 investment companies	Mutual Funds Tax Director of the Manager,
(comprised of 200 portfolios) managed by the	and an officer of 91 investment companies
Manager. He is 40 years old and has been an	(comprised of 200 portfolios) managed by the
employee of the Manager since October 1990.	Manager. He is 51 years old and has been an

JAMES WINDELS, Treasurer since	employee of the Manager since June 1993.
November 2001.	JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.
Director – Mutual Fund Accounting of the
Manager, and an officer of 91 investment	Chief Compliance Officer of the Manager and
companies (comprised of 200 portfolios) managed	The Dreyfus Family of Funds (91 investment
by the Manager. He is 46 years old and has been	companies, comprising 200 portfolios). From
an employee of the Manager since April 1985.	November 2001 through March 2004, Mr.
Connolly was first Vice-President, Mutual
GREGORY S. GRUBER, Assistant	Fund Servicing for Mellon Global Securities
Treasurer since August 2005.	Services. In that capacity, Mr. Connolly was
Senior Accounting Manager – Municipal Bond	responsible for managing Mellon’s Custody,
Funds of the Manager, and an officer of 91	Fund Accounting and Fund Administration
investment companies (comprised of 200	services to third-party mutual fund clients. He
portfolios) managed by the Manager. He is 46	is 48 years old and has served in various
years old and has been an employee of the	capacities with the Manager since 1980,
Manager since August 1981.	including manager of the firm’s Fund

ERIK D. NAVILOFF, Assistant Treasurer	Accounting Department from 1997 through
since August 2005.	October 2001.
Senior Accounting Manager – Taxable Fixed	WILLIAM GERMENIS, Anti-Money
Income Funds of the Manager, and an officer	Laundering Compliance Officer since
of 91 investment companies (comprised of 200	October 2002.
portfolios) managed by the Manager. He is 37	Vice President and Anti-Money Laundering
years old and has been an employee of the	Compliance Officer of the Distributor, and the
Manager since November 1992.	Anti-Money Laundering Compliance Officer

ROBERT ROBOL, Assistant Treasurer	of 87 investment companies (comprised of 196
since August 2005.	portfolios) managed by the Manager. He is 35
years old and has been an employee of the
Senior Accounting Manager – Money Market	Distributor since October 1998.
Funds of the Manager, and an officer of 91
investment companies (comprised of 200
portfolios) managed by the Manager. He is 41
years old and has been an employee of the
Manager since October 1988.

44

For More	Information

Dreyfus Premier	Transfer Agent &
International Value Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York
One Wall Street
New York, NY 10286

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Information About the Review and Approval
of the Fund’s Management Agreement
37	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier Midcap Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Midcap Value Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, David A. Daglio.

On average, stock prices ended the reporting period higher than where they began. However, most of the market’s gains occurred during the closing months of 2004. So far in 2005, positive factors, including steady economic growth and higher corporate profits, were largely offset by headwinds, such as sharply higher energy prices and rising short-term interest rates. Midcap stocks produced higher returns than small-cap stocks in this environment, and small-cap stocks outperformed large-cap stocks. Also, value-oriented stocks have generally produced better results than their more growth-oriented counterparts during the past 12 months.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other lingering consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook.Nonetheless,our economists currently expect the economy to continue to grow without either entering a recession or triggering a significant acceleration of infla-tion.As always, we encourage you to discuss the potential implications of these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

David A. Daglio, Portfolio Manager

How did Dreyfus Premier Midcap Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund produced total returns of 20.67% for its Class A shares, 19.67% for its Class B shares, 19.63% for its Class C shares, 18.84% for its Class R shares and 19.45% for its Class T shares.1 In comparison, the fund’s benchmark, the Russell Midcap Value Index, achieved a total return of 28.06% .2

An improving U.S. economy and rising corporate earnings more than offset concerns related to rising interest rates and soaring energy prices, fueling gains for midcap stocks during the reporting period. The fund’s returns underperformed its benchmark, mainly due to weakness among paper manufacturers, disappointing stock selections in the financials area and relatively light exposure to energy stocks.

What is the fund’s investment approach?

The fund’s goal is to exceed the performance of the Russell Midcap Value Index.To pursue this goal, the fund normally invests at least 80% of its assets in stocks of midcap companies.The fund currently considers companies with market capitalizations that fall in the range of the capitalizations of the companies that comprise the S&P Midcap 400 Index or the Russell Midcap Index at the time of purchase to be mid-cap companies. As of August 31, 2005, the market capitalizations of companies that comprise such indexes ranged between $500 million and $15 billion; however, based on market conditions, the range of midcap companies may vary. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund’s holdings can have market capitalizations in excess of $15 billion at any given time.

When selecting stocks for the fund, we utilize a “bottom-up” approach, where the focus is on individual stock selection rather than

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

attempting to forecast market trends, and look for value companies. A three-step screening process is used to select stocks:

  Value, quantitative screens track traditional measures such as price- to-earnings, price-to-book and price-to-sales ratios; these ratios are analyzed and compared against the market;
  Sound business fundamentals, a company balance sheet and income data are examined to determine the company’s financial history; and
  Positive business momentum, a company’s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company’s financial condition or the presence of a catalyst that will trigger a price increase near- to midterm.

The fund typically sells a stock when it reaches our target price, is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

What other factors influenced the fund’s performance?

Favorable employment statistics and low borrowing rates during the first half of the reporting period helped produce stronger economic growth. Corporate profitability and balance sheets improved, and a long-awaited increase in capital spending among businesses began to materialize. Despite rising oil and natural gas costs, consumer spending remained strong. By the second half of the reporting period, however, rising oil prices and short-term interest rates began to weigh more heavily on investor sentiment. However, midcap stocks continued to gain value, ending the reporting period with higher returns than their large- and small-cap counterparts.

Although the fund participated to a substantial degree in the midcap market’s strength, its return lagged that of its benchmark, primarily due to our emphasis on paper companies at a time when chemical stocks posted stronger returns. Finally, the fund’s limited exposure to high-flying energy stocks, many of which did not meet our value-oriented investment criteria, detracted from the fund’s relative performance.

On the other hand, the fund scored successes with its holdings across a wide range of sectors. Not surprisingly, several individual energy

4

stocks posted strong returns. Semiconductor and semiconductor capital equipment stocks rebounded on the heels of increased capital spending for technology, benefiting holdings such as Advanced Micro Devices, Fairchild Semiconductor and Lam Research. Within the financials sector, the fund’s holdings of online brokers helped the fund’s performance. The fund’s consumer stocks also fared well, including specialty retailer Abercrombie & Fitch and restaurant chain Brinker International. Other successful positions included Baxter Pharmaceutical and two telecommunications companies, Sprint and Nextel, that benefited from the merger of their businesses.

What is the fund’s current strategy?

As of the end of the reporting period, we have continued to find what we believe to be relatively attractive values among paper manufacturers, media companies, technology firms and reinsurance companies. Conversely, we recently have trimmed or sold some of the fund’s energy and coal stocks as they reached our price targets.We have also reduced the fund’s exposure to steel manufacturers, focusing instead on steel processors that, in our judgment, may be better positioned to benefit from more stable commodity prices.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows. The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Midcap Value Fund on 6/29/01 (inception date) to a $10,000 investment made in the Russell Midcap Value Index (the “Index”) on that date. Performance for Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses. All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/05

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	6/29/01	13.71%	3.42%
without sales charge	6/29/01	20.67%	4.90%
Class B shares
with applicable redemption charge †	6/30/04	15.67%	6.88%
without redemption	6/30/04	19.67%	10.25%
Class C shares
with applicable redemption charge ††	6/30/04	18.63%	10.07%
without redemption	6/30/04	19.63%	10.07%
Class R shares	6/30/04	18.84%	9.67%
Class T shares
with applicable sales charge (4.5%)	6/30/04	14.10%	5.85%
without sales charge	6/30/04	19.45%	10.08%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Midcap Value Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.71	$ 12.14	$ 12.08	$ 15.01	$ 10.18
Ending value (after expenses)	$1,053.30	$1,049.10	$1,048.40	$1,046.30	$1,050.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.58	$ 11.93	$ 11.88	$ 14.75	$ 10.01
Ending value (after expenses)	$1,017.69	$1,013.36	$1,013.41	$1,010.54	$1,015.27

† Expenses are equal to the fund’s annualized expense ratio of 1.49% for Class A, 2.35% for Class B, 2.34% for Class C, 2.91% for Class R and 1.97% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2005
Common Stocks—97.9%	Shares	Value ($)

Airlines—1.4%
Ace Aviation Holdings, Cl. A	4,700 [a]	143,209
Southwest Airlines	7,900	105,228
		248,437
Banking—3.3%
Advance America Cash Advance Centers	28,630	409,409
Colonial BancGroup	6,800	158,168
		567,577
Basic Industries—11.0%
Abitibi-Consolidated	42,000	182,280
Bowater	7,200	223,416
Chemtura	10,000	171,600
Huntsman	1,860 [a]	35,042
Martin Marietta Materials	1,200	86,784
Massey Energy	2,400	121,920
Owens-Illinois	5,700 [a]	147,060
Smurfit-Stone Container	11,550 [a]	127,512
Timken	14,400	422,928
Walter Industries	2,600	114,062
Worthington Industries	15,000	271,500
		1,904,104
Capital Goods—3.2%
General Dynamics	800	91,672
Navistar International	14,500 [a]	463,420
		555,092
Consumer Durables—1.4%
Centex	3,700	250,675
Consumer Non-Durables—7.5%
Colgate-Palmolive	300	15,750
Del Monte Foods	37,700 [a]	407,537
Estee Lauder Cos., Cl. A	8,900	359,471
Polo Ralph Lauren	8,000	396,400
Reader’s Digest Association	1,600	26,016
Reynolds American	1,100 [b]	92,334
		1,297,508
Consumer Services—14.4%
ARAMARK, Cl. B	11,900 [b]	325,108
Brinker International	5,900 [a]	219,185

The Fund 9

Common Stocks (continued)	Shares	Value ($)

Consumer Services (continued)
Career Education	10,900 [a]	427,280
CBRL Group	3,500	126,560
Clear Channel Communications	5,100	169,830
Expedia	2,300 [a,b]	51,198
IAC/InterActive	2,300 [a,b]	56,465
Kroger	15,400 [a]	303,996
Marvel Enterprises	4,200 [a]	80,850
Omnicom Group	4,200	337,848
Safeway	11,800	280,014
Univision Communications, Cl. A	4,500 [a]	121,050
		2,499,384
Energy—5.9%
El Paso	31,300	363,080
Key Energy Services	25,800 [a]	367,650
Marathon Oil	4,700	302,257
		1,032,987
Financial Services—15.3%
CIT Group	11,600	525,248
Comerica	1,700	102,833
Doral Financial	14,800	212,232
E*TRADE Financial	12,100 [a]	193,600
Equity Office Properties Trust	4,600	153,180
Hudson City Bancorp	38,194	477,425
Janus Capital Group	15,070 [b]	212,939
MBIA	5,300	307,241
PartnerRe	3,600	218,520
PNC Financial Services Group	1,400	78,722
SEI Investments	4,600	166,336
		2,648,276
Forest Products & Paper—.7%
Domtar	18,600 [b]	124,806
Health Care—7.8%
Barr Pharmaceuticals	2,800 [a]	127,708
Biogen Idec	2,300 [a]	96,945
Biovail	6,800 [a]	121,992
Boston Scientific	7,600 [a]	204,288
Cephalon	4,800 [a]	194,496

STATEMENT OF INVESTMENTS (continued)
10

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Omnicare	3,300	173,415
Universal Health Services, Cl. B	1,500	76,665
WebMD	31,900 [a]	349,624
		1,345,133
Real Estate Investment Trusts—1.8%
Cousins Properties	10,300 [b]	312,193
Retailing—1.0%
PMI Group	4,300	173,978
Technology—10.6%
Advanced Micro Devices	4,200 [a]	87,234
BearingPoint	16,700 [a,b]	136,606
Ceridian	15,700 [a]	318,710
Compuware	25,100 [a]	227,406
Cypress Semiconductor	6,300 [a]	98,469
Diebold	2,700	129,600
Intuit	2,200 [a]	100,848
JDS Uniphase	38,200 [a]	60,738
Micron Technology	18,700 [a,b]	222,717
Sanmina-SCI	37,600 [a]	190,632
Scientific-Atlanta	2,700	103,302
Unisys	11,000 [a]	73,150
United Microelectronics, ADR	23,300	79,453
		1,828,865
Transportation—2.4%
Burlington Northern Santa Fe	2,500	132,550
Norfolk Southern	2,400	85,464
Union Pacific	2,900	197,983
		415,997
Utilities—10.2%
CMS Energy	16,200 [a]	260,820
Constellation Energy Group	4,900	287,875
Dominion Resources	4,700 [b]	359,456
Entergy	4,800	359,568
Exelon	2,900	156,281
Wisconsin Energy	8,700	340,779
		1,764,779
Total Common Stocks
(cost $15,549,070)		16,969,791

The Fund 11

STATEMENT OF INVESTMENTS (continued)
		Principal
Short-Term Investment—1.7%		Amount ($)	Value ($)

U.S. Treasury Bill;
3.30%, 9/22/2005
(cost $297,426)		298,000	297,431

Investment of Cash Collateral
for Securities Loaned—9.4%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $1,629,841)		1,629,841 [c]	1,629,841

Total Investments (cost $17,476,337)		109.0%	18,897,063
Liabilities, Less Cash and Receivables		(9.0%)	(1,564,960)
Net Assets		100.0%	17,332,103

ADR—American Depository Receipts.
[a] Non-income producing.
[b]	All or a portion of these securities are on loan. At August 31, 2005, the total market value of the fund’s securities on
	loan is $1,575,373 and the total market value of the collateral held by the fund is $1,629,841.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary †
	Value (%)		Value (%)

Financial Services	15.3	Utilities	10.2
Consumer Services	14.4	Health Care	7.8
Short-Term/		Consumer Non-Durables	7.5
Money Market Investments	11.1	Energy	5.9
Basic Industries	11.0	Other	15.2
Technology	10.6		109.0

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $1,575,373)—Note 1(b):
Unaffiliated issuers	15,846,496	17,267,222
Affiliated issuers	1,629,841	1,629,841
Cash		46,809
Receivable for investment securities sold		108,478
Dividends and interest receivable		26,921
Receivable for shares of Common Stock subscribed		18,442
Prepaid expenses		34,829
		19,132,542

Liabilities ($):

Due to The Dreyfus Corporation and affiliates—Note 3(c)					16,211
Liability for securities on loan—Note 1(b)					1,629,841
Payable for investment securities purchased					100,205
Payable for shares of Common Stock redeemed					21,772
Accrued expenses					32,410
					1,800,439

Net Assets ($)					17,332,103

Composition of Net Assets ($):
Paid-in capital					14,372,591
Accumulated undistributed investment income—net					912
Accumulated net realized gain (loss) on investments					1,537,874
Accumulated net unrealized appreciation
(depreciation) on investments					1,420,726

Net Assets ($)					17,332,103

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	16,612,775	344,868	337,557	5,667	31,236
Shares Outstanding	1,168,291	24,461	23,986	404.476	2,220

Net Asset Value
Per Share ($)	14.22	14.10	14.07	14.01	14.07

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $1,275 foreign taxes withheld at source)	198,792
Income from securities lending	4,315
Interest	2,183
Total Income	205,290
Expenses:
Investment advisory fee—Note 3(a)	127,492
Registration fees	70,082
Shareholder servicing costs—Note 3(c)	61,972
Audit fees	29,216
Prospectus and shareholders’ reports	12,770
Custodian fees—Note 3(c)	3,834
Distribution fees—Note 3(b)	2,832
Legal fees	801
Directors’ fees and expenses—Note 3(d)	533
Interest expense—Note 2	208
Miscellaneous	7,989
Total Expenses	317,729
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(60,636)
Net Expenses	257,093
Investment (Loss)—Net	(51,803)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,031,962
Net unrealized appreciation (depreciation) on investments	1,179,100
Net Realized and Unrealized Gain (Loss) on Investments	3,211,062
Net Increase in Net Assets Resulting from Operations	3,159,259

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004 [a]

Operations ($):
Investment (loss)—net	(51,803)	(44,686)
Net realized gain (loss) on investments	2,031,962	2,296,418
Net unrealized appreciation
(depreciation) on investments	1,179,100	(765,695)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,159,259	1,486,037

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(1,132,318)	—
Class B shares	(11,614)	—
Class C shares	(4,006)	—
Class R shares	(67)	—
Class T shares	(1,932)	—
Total Dividends	(1,149,937)	—

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	2,551,761	7,914,815
Class B shares	259,178	108,857
Class C shares	304,782	12,084
Class R shares	4,251	1,000
Class T shares	32,174	1,000
Dividends reinvested:
Class A shares	1,089,841	—
Class B shares	11,525	—
Class C shares	4,006	—
Class R shares	67	—
Class T shares	1,932	—
Cost of shares redeemed:
Class A shares	(4,929,564)	(2,887,635)
Class B shares	(54,281)	—
Class C shares	(1,945)	—
Class T shares	(4,729)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(731,002)	5,150,121
Total Increase (Decrease) in Net Assets	1,278,320	6,636,158

Net Assets ($):
Beginning of Period	16,053,783	9,417,625
End of Period	17,332,103	16,053,783
Undistributed investment income—net	912	838

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended August 31,

	2005	2004 [a]

Capital Share Transactions:
Class A
Shares sold	189,929	635,600
Shares issued for dividends reinvested	81,027	—
Shares redeemed	(368,632)	(232,607)
Net Increase (Decrease) in Shares Outstanding	(97,676)	402,993

Class B
Shares sold	19,013	8,619
Shares issued for dividends reinvested	860	—
Shares redeemed	(4,031)	—
Net Increase (Decrease) in Shares Outstanding	15,842	8,619

Class C
Shares sold	22,906	935
Shares issued for dividends reinvested	299	—
Shares redeemed	(154)	—
Net Increase (Decrease) in Shares Outstanding	23,051	935

Class R
Shares sold	325	74
Shares issued for dividends reinvested	5	—
Net Increase (Decrease) in Shares Outstanding	330	74

Class T
Shares sold	2,346	74
Shares issued for dividends reinvested	145	—
Shares redeemed	(345)	—
Net Increase (Decrease) in Shares Outstanding	2,146	74

[a] The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated Class A shares and the fund added Class B, Class C, Class R and Class T shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2005	2004 [a]	2003	2002	2001 [b]

Per Share Data ($)
Net asset value, beginning of period	12.58	10.91	8.90	11.77	12.50
Investment Operations:
Investment (loss)—net [c]	(.04)	(.04)	(.03)	(.08)	(.00)[d]
Net realized and unrealized
gain (loss) on investments	2.59	1.71	2.04	(2.73)	(.73)
Total from Investment Operations	2.55	1.67	2.01	(2.81)	(.73)
Distributions:
Dividends from investment income—net	—	—	—	(.01)	—
Dividends from net realized
gain on investments	(.91)	—	—	(.05)	—
Total Distributions	(.91)	—	—	(.06)	—
Net asset value, end of period	14.22	12.58	10.91	8.90	11.77

Total Return (%)	20.67[e]	15.20[e]	22.70	(24.00)	(5.84)[f]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.85	1.86	2.35	3.31	1.26[f]
Ratio of net expenses
to average net assets	1.50	1.50	1.50	1.50	.26[f]
Ratio of net investment (loss)
to average net assets	(.29)	(.31)	(.33)	(.74)	(.02)[f]
Portfolio Turnover Rate	122.57	154.39	159.07	146.66	35.82[f]

Net Assets, end of period ($ x 1,000)	16,613	15,932	9,418	6,432	2,057

[a]	The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated
Class A shares.
[b]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[c]	Based on average shares outstanding at each month end.
[d]	Amount represents less than $.01 per share.
[e] Exclusive of sales charge.
[f] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
	Year Ended August 31,

Class B Shares	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	12.58	13.43
Investment Operations:
Investment (loss)—net [b]	(.15)	(.02)
Net realized and unrealized
gain (loss) on investments	2.58	(.83)
Total from Investment Operations	2.43	(.85)
Distributions:
Dividends from net realized gain on investments	(.91)	—
Net asset value, end of period	14.10	12.58

Total Return (%) [c]	19.67	(6.33)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.72	.62[d]
Ratio of net expenses to average net assets	2.34	.39[d]
Ratio of net investment (loss)
to average net assets	(1.14)	(.17)[d]
Portfolio Turnover Rate	122.57	154.39

Net Assets, end of period ($ x 1,000)	345	108

[a]	The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated
Class A shares.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

	Year Ended August 31,

Class C Shares	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	12.56	13.43
Investment Operations:
Investment (loss)—net [b]	(.15)	(.02)
Net realized and unrealized
gain (loss) on investments	2.57	(.85)
Total from Investment Operations	2.42	(.87)
Distributions:
Dividends from net realized gain on investments	(.91)	—
Net asset value, end of period	14.07	12.56

Total Return (%) [c]	19.63	(6.48)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.76	.59[d]
Ratio of net expenses to average net assets	2.35	.39[d]
Ratio of net investment (loss)
to average net assets	(1.15)	(.18)[d]
Portfolio Turnover Rate	122.57	154.39

Net Assets, end of period ($ x 1,000)	338	12

[a]	The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated
Class A shares.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
	Year Ended August 31,

Class R Shares	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	12.59	13.43
Investment Operations:
Investment (loss)—net [b]	(.25)	(.00)[c]
Net realized and unrealized
gain (loss) on investments	2.58	(.84)
Total from Investment Operations	2.33	(.84)
Distributions:
Dividends from net realized gain on investments	(.91)	—
Net asset value, end of period	14.01	12.59

Total Return (%)	18.84	(6.26)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.47	.34[d]
Ratio of net expenses to average net assets	3.04	.21[d]
Ratio of net investment (loss)
to average net assets	(1.83)	(.03)[d]
Portfolio Turnover Rate	122.57	154.39

Net Assets, end of period ($ x 1,000)	6	1

[a]	The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated
Class A shares.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Not annualized.
See notes to financial statements.

20

	Year Ended August 31,

Class T Shares	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	12.58	13.43
Investment Operations:
Investment (loss)—net [b]	(.10)	(.01)
Net realized and unrealized
gain (loss) on investments	2.50	(.84)
Total from Investment Operations	2.40	(.85)
Distributions:
Dividends from net realized gain on investments	(.91)	—
Net asset value, end of period	14.07	12.58

Total Return (%) [c]	19.45	(6.33)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.35	.43[d]
Ratio of net expenses to average net assets	1.96	.30[d]
Ratio of net investment (loss)
to average net assets	(.73)	(.12)[d]
Portfolio Turnover Rate	122.57	154.39

Net Assets, end of period ($ x 1,000)	31	1

[a]	The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated
Class A shares.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Midcap Value Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund. The fund’s investment objective is to exceed the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2005, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 80 shares of Class R.

22

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators,

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

24

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,186,277, undistributed capital gains $521,729 and unrealized appreciation $1,251,506.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2005 and August 31, 2004 were as follows: ordinary income $1,022,040 and $0 and long-term capital gains $127,897 and $0, respectively.

During the period ended August 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $51,877, decreased accumulated net realized gain (loss) on investments by $51,833 and decreased paid-in capital by $44. Net assets were not affected by this reclassification.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2005 was approximately $6,600, with a related weighted average annualized interest rate of 3.17% .

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken, from September 1, 2004 through August 31, 2006, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees,shareholder services plan fees and extraordinary expenses,exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $60,636 during the period ended August 31, 2005.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBCAM, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	25%
$100 million to $1 billion	20%
$1 billion to $1.5 billion	16%
$1.5 billion or more	10%

26

During the period ended August 31, 2005, the Distributor retained $5,143 from commissions earned on sales of the fund’s Class A shares and $567 from contingent deferred sales charges on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2005, Class B, Class C and Class T shares were charged $1,675, $1,099 and $58, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2005, Class A, Class B, Class C and Class T shares were charged $41,507, $558, $367 and $58, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $12,228 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2005, the fund was charged $3,834 pursuant to the custody agreement.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $10,947, Rule 12b-1 distribution plan fees $411, shareholder services plan fees $3,648, custodian fees $2,831, chief compliance officer fees $1,533 and transfer agency per account fees $1,828, which are offset against an expense reimbursement currently in effect in the amount of $4,987.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2005, amounted to $20,573,235 and $22,668,874, respectively.

At August 31, 2005, the cost of investments for federal income tax purposes was $17,645,557; accordingly, accumulated net unrealized appreciation on investments was $1,251,506, consisting of $2,011,762 gross unrealized appreciation and $760,256 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The

28

Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Midcap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Midcap Value Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2005 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Midcap Value Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 14, 2005
30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 86.95% of the ordinary dividends paid during the fiscal year ended August 31, 2005 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $165,686 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.Also, the fund designates $.1010 per share as a long-term capital gain distribution of the $.9081 per share paid on December 21, 2004.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S M A N A G E M E N T A G R E E M E N T (Unaudited)

At a meeting of the Board of Directors held on March 14, 2005, the Board considered the re-approval for an annual period of the Fund’s Management Agreement, pursuant to which the Manager provides the Fund with investment advisory and administrative services, and the Board also considered the re-approval of the Fund’s Sub-Investment Advisory Agreement with The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of the Manager, pursuant to which TBCAM provides day-to-day management of the Fund’s investments subject to the Manager’s oversight. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and TBCAM.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the Fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by TBCAM pursuant to the Sub-Investment Advisory Agreement.The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the Fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the Fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the Fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the Fund, as well as the Fund’s asset size.

The Board members also considered the Manager’s and TBCAM’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and reg-

32

ulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over TBCAM.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the Fund’s performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper category averages, as applicable.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the Fund.The Board members discussed the results of the comparisons for various periods ended January 31, 2005, and noted that the Fund’s performance was below the comparison group and Lipper category averages for the 1-year and 3-year periods. The Board noted that the Fund commenced operations in June 2001 and that the Fund’s performance record was negatively impacted by the Fund’s underperformance during calendar year 2002.The Board discussed with representatives of the Manager and TBCAM the reasons for the Fund’s underperformance compared to the comparison group and Lipper category for the 1- and 3-year periods, and the Manager’s and TBCAM’s efforts to improve performance. The Board members also discussed the Fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Board noted that the Manager, and not the Fund, paid TBCAM for its services pursuant to the Sub-Investment Advisory Agreement.The Fund’s management fee ranked in the top half (i.e., lower than most others) of the comparison group funds.The Board further noted that the Fund’s total expense ratio (after fee waivers and/or expense reimbursements by the Manager) was lower than the Fund’s comparison group average, but higher than the Fund’s Lipper category average.The Board noted that the Manager had agreed to continue its current fee waiver and expense reimbursement arrangement through August 2006.

The Fund 33

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates, including TBCAM, by mutual funds managed by the Manager or its affiliates, with similar investment objectives, policies and strategies as the Fund (the “Similar Funds”), and by other accounts managed or sub-advised by the Manager,TBCAM or their respective affiliates with similar investment objectives, policies and strategies as the Fund (“Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the Fund; it was noted that the Similar Funds were mutual funds included in the “multi-cap value” funds category by Lipper. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided; it was noted that the Similar Funds had the same management fees as the fee borne by the Fund.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager to evaluate the appropriateness and reasonableness of the Fund’s advisory fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connec-

34

tion with the management of the Fund.The Board members evaluated the analysis in light of the relevant circumstances for the Fund, and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to the Manager and TBCAM from acting as investment adviser and sub-investment adviser, respectively, and reviewed the soft dollar arrangements with respect to trading the Fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the Fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the Fund, pays TBCAM pursuant to the Sub-Investment Advisory Agreement, the Board did not consider TBCAM’s profitability to be relevant to their deliberations.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the Fund was not unreasonable given the Fund’s overall performance and generally superior service levels provided.The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the Fund’s Management Agreement and

The Fund 35

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

Sub-Investment Advisory Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager and TBCAM are adequate and appropriate.
  While the Board was concerned with the Fund’s performance, the Board was satisfied with the Manager’s and TBCAM’s efforts to improve it. Accordingly, the Board approved the Management Agreement and Sub-Investment Advisory Agreement for a six- month period (instead of a year) so as to gauge the Manager’s and TBCAM’s efforts to improve performance over an appropriate period of time.
  The Board concluded that the fee paid to the Manager by the Fund was reasonable in light of comparative performance and expense and advisory fee information, including the Manager’s current undertaking to waive or reimburse certain fees and expenses of the Fund, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relation- ship with the Fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the Fund had been adequately considered by the Manager in connection with the management fee rate charged to the Fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Fund’s Management Agreement and Sub-Investment Advisory Agreement for a six-month period was in the best interests of the Fund and its shareholders.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
• Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
• Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————
David P. Feldman (65) Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee

Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 58

Ehud Houminer (65) Board Member (1993)

———————
Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 36
The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (75) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 25
———————

T. John Szarkowski (79) Board Member (1996)

Principal Occupation During Past 5 Years:
• Consultant in Photography
Other Board Memberships and Affiliations:
• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 25
———————
Anne Wexler (75) Board Member (1996)
Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member

38

STEPHEN E. CANTER, President since	JAMES BITETTO, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board, Chief Executive	Assistant General Counsel and Assistant
Officer and Chief Operating Officer of the	Secretary of the Manager, and an officer of 91
Manager, and an officer of 90 investment	investment companies (comprised of 200
companies (comprised of 184 portfolios)	portfolios) managed by the Manager. He is 39
managed by the Manager. Mr. Canter also is a	years old and has been an employee of the
Board member and, where applicable, an	Manager since December 1996.

Executive Committee Member of the other	JONI LACKS CHARATAN, Vice President
investment management subsidiaries of Mellon	and Assistant Secretary since
Financial Corporation, each of which is an	August 2005.
affiliate of the Manager. He is 60 years old and
has been an employee of the Manager since	Assistant General Counsel and Assistant
May 1995.	Secretary of the Manager, and an officer of 91
investment companies (comprised of 200
STEPHEN R. BYERS, Executive Vice	portfolios) managed by the Manager. She is 49
President since November 2002.	years old and has been an employee of the
Chief Investment Officer,Vice Chairman and a	Manager since October 1998.

director of the Manager, and an officer of 90	JOSEPH M. CHIOFFI, Vice President and
investment companies (comprised of 184	Assistant Secretary since August 2005.
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive	Assistant General Counsel and Assistant
Committee Member of certain other	Secretary of the Manager, and an officer of 91
investment management subsidiaries of Mellon	investment companies (comprised of 200
Financial Corporation, each of which is an	portfolios) managed by the Manager. He is 43
affiliate of the Manager. He is 52 years old and	years old and has been an employee of the
has been an employee of the Manager since	Manager since July 2000.
January 2000.	JANETTE E. FARRAGHER, Vice President
MARK N. JACOBS, Vice President since	and Assistant Secretary since
March 2000.	August 2005
Executive Vice President, Secretary and	Associate General Counsel of the Manager,
General Counsel of the Manager, and an	and an officer of 91 investment companies
officer of 91 investment companies (comprised	(comprised of 200 portfolios) managed by the
of 200 portfolios) managed by the Manager.	Manager. She is 42 years old and has been an
He is 59 years old and has been an employee	employee of the Manager since February 1984.
of the Manager since June 1977.	JOHN B. HAMMALIAN, Vice President and
MICHAEL A. ROSENBERG, Vice President	Assistant Secretary since August 2005.
and Secretary since August 2005.	Associate General Counsel of the Manager,
Associate General Counsel of the Manager,	and an officer of 91 investment companies
and an officer of 91 investment companies	(comprised of 200 portfolios) managed by the
(comprised of 200 portfolios) managed by the	Manager. He is 42 years old and has been an
Manager. He is 45 years old and has been an	employee of the Manager since February 1991.
employee of the Manager since October 1991.

The Fund 39

OFFICERS OF THE FUND (Unaudited)

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and	ROBERT SVAGNA, Assistant Treasurer
Assistant Secretary since August 2005.	since August 2005.
Associate General Counsel of the Manager,	Senior Accounting Manager – Equity Funds of
and an officer of 91 investment companies	the Manager, and an officer of 91 investment
(comprised of 200 portfolios) managed by the	companies (comprised of 200 portfolios)
Manager. He is 53 years old and has been an	managed by the Manager. He is 38 years old
employee of the Manager since May 1986.	and has been an employee of the Manager
JEFF PRUSNOFSKY, Vice President and	since November 1990.
Assistant Secretary since August 2005.	KENNETH J. SANDGREN, Assistant
Associate General Counsel of the Manager,	Treasurer since November 2001.
and an officer of 91 investment companies	Mutual Funds Tax Director of the Manager,
(comprised of 200 portfolios) managed by the	and an officer of 91 investment companies
Manager. He is 40 years old and has been an	(comprised of 200 portfolios) managed by the
employee of the Manager since October 1990.	Manager. He is 51 years old and has been an
JAMES WINDELS, Treasurer since	employee of the Manager since June 1993.
November 2001.	JOSEPH W. CONNOLLY, Chief Compliance
Director – Mutual Fund Accounting of the	Officer since October 2004.
Manager, and an officer of 91 investment	Chief Compliance Officer of the Manager and
companies (comprised of 200 portfolios)	The Dreyfus Family of Funds (91 investment
managed by the Manager. He is 46 years old	companies, comprising 200 portfolios). From
and has been an employee of the Manager	November 2001 through March 2004, Mr.
since April 1985.	Connolly was first Vice-President, Mutual
GREGORY S. GRUBER, Assistant	Fund Servicing for Mellon Global Securities
Treasurer since August 2005.	Services. In that capacity, Mr. Connolly was
Senior Accounting Manager – Municipal Bond	responsible for managing Mellon’s Custody,
Funds of the Manager, and an officer of 91	Fund Accounting and Fund Administration
investment companies (comprised of 200	services to third-party mutual fund clients. He
portfolios) managed by the Manager. He is 46	is 48 years old and has served in various
years old and has been an employee of the	capacities with the Manager since 1980,
Manager since August 1981.	including manager of the firm’s Fund
Accounting Department from 1997 through
ERIK D. NAVILOFF, Assistant Treasurer	October 2001.
since August 2005.
WILLIAM GERMENIS, Anti-Money
Senior Accounting Manager – Taxable Fixed	Laundering Compliance Officer since
Income Funds of the Manager, and an officer	October 2002.
of 91 investment companies (comprised of 200
portfolios) managed by the Manager. He is 37	Vice President and Anti-Money Laundering
years old and has been an employee of the	Compliance Officer of the Distributor, and the
Manager since November 1992	Anti-Money Laundering Compliance Officer
of 88 investment companies (comprised of 197
ROBERT ROBOL, Assistant Treasurer	portfolios) managed by the Manager. He is 35
since August 2005.	years old and has been an employee of the
Senior Accounting Manager – Money Market	Distributor since October 1998.
Funds of the Manager, and an officer of 91
investment companies (comprised of 200
portfolios) managed by the Manager. He is 41
years old and has been an employee of the
Manager since October 1988.

40

For More	Information

Dreyfus Premier	Custodian

Midcap Value Fund
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

The Boston Company Asset	Distributor

Management, LLC
Dreyfus Service Corporation
One Boston Place
200 Park Avenue
Boston, MA 02108
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
20	Notes to Financial Statements
28	Report of Independent Registered
Public Accounting Firm
29	Important Tax Information
30	Information About the Review and Approval
of the Fund’s Management Agreement
34	Board Members Information
36	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier Select Midcap Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Select Midcap Growth Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio managers, Fred Kuehndorf, Terence J. McLaughlin and Deborah C. Ohl.

On average, stock prices ended the reporting period higher than where they began. However, most of the market’s gains occurred during the closing months of 2004. So far in 2005, positive factors, including steady economic growth and higher corporate profits, were largely offset by headwinds, such as sharply higher energy prices and rising short-term interest rates. Midcap stocks produced higher returns than small-cap stocks in this environment, and small-cap stocks outperformed large-cap stocks. Also, value-oriented stocks have generally produced better results than their more growth-oriented counterparts during the past 12 months.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other lingering consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook.Nonetheless,our economists currently expect the economy to continue to grow without either entering a recession or triggering a significant acceleration of infla-tion.As always, we encourage you to discuss the potential implications of these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Fred Kuehndorf, Terence J. McLaughlin and Deborah C. Ohl, Portfolio Managers
How did Dreyfus Premier Select Midcap Growth Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund produced total returns of 23.23% for Class A shares, 22.21% for Class B shares, 22.55% for Class C shares, 23.73% for Class R shares and 23.07% for Class T shares.1 In comparison, the fund’s benchmark, the Russell Midcap Growth Index (the “Index”), provided a 26.45% total return for the same period.2

While midcap stocks gained value throughout the reporting period as investors increasingly recognized their sound business fundamentals and attractive valuations, the majority of the market’s returns were produced during a sharp rally in the closing weeks of 2004, when the resolution of the U.S. presidential election and new signs of economic strength buoyed investor sentiment. The fund’s results lagged the Index, primarily due to weakness in the financials area and strong performance among a few stocks that were part of the Index but did not meet the fund’s quantitative investment criteria.

What is the fund’s investment approach?

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of midcap growth companies.The fund considers midcap companies to be companies with market capitalizations that fall within the range of the Russell Midcap Growth Index at the time of purchase.The fund invests in companies that we believe have solid market positions and reasonable financial strength.

We seek investment opportunities for the fund in companies that have a history of consistent earnings growth and above-average profitability.We focus on individual stock selection,building the portfolio from the bottom up, searching one by one for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund typically sells a stock when the company’s earnings are no longer growing, or it no longer possesses the characteristics that caused its purchase.A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. The fund may also sell a stock if it becomes an overweighted portfolio position, as determined by portfolio managers.

What other factors influenced the fund’s performance?

U.S. stock prices were driven higher over the reporting period by a steadily expanding economy and rising corporate earnings, which more than offset other, potentially adverse influences, such as surging energy prices and rising short-term interest rates. The stock market’s strength was concentrated mainly within the middle part of its capitalization range, helping midcap stocks produce higher returns than large- and small-cap shares. In our judgment, midcap stocks have benefited from renewed attention from investors who are attracted to companies that have grown beyond the small-cap range but still have plenty of potential for further gains.

The fund achieved above-average returns in a number of market sectors. In the technology area, positive customer response to product upgrades helped fuel gains for CAD/CAM software developer Autodesk.The fund’s energy holdings, including natural gas producer XTO Energy and oil services provider BJ Services, prospered amid sharply higher prices for oil and gas. In the autos and transport area, shares of logistics manager C.H. Robinson Worldwide rose as investors recognized the strength of its underlying business fundamentals.

The fund’s disciplined security selection process also scored successes among individual stocks in other areas. For example, in the consumer discretionary area, strong results from retailers Coach and Chico’s FAS helped support the fund’s overall performance. The trend toward corporate outsourcing of non-core business activities helped drive higher the stock of Cognizant Technology Solutions. Among stocks added to the portfolio in 2005, the fund already has seen attractive results from energy producer Consolidated Energy, financial services provider Legg Mason and organic grocer Whole Foods Market.

4

Conversely, the fund’s performance was held back by a handful of disappointments, most notably Puerto Rico mortgage lender Doral Financial, which encountered management problems related to its portfolio pricing and risk hedging activities. In addition, the fund’s relative performance suffered due to its lack of participation in some of the benchmark’s better-performing stocks, such as health benefits company WellPoint, computer and electronics maker Apple Computer and energy provider AES Corp., which did not meet our investment criteria.

What is the fund’s current strategy?

Our investment strategy has not changed.We have continued to search for individual midcap companies that, in our judgment, have exhibited the qualities that define successful businesses.Although we select investments through “bottom-up” research into individual companies, and not according to broader macroeconomic or market trends, we believe the fund is well positioned for the next phase of the business cycle.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
A significant portion of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Growth Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

A significant portion of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.

The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Select Midcap Growth Fund on 3/31/03 (inception date) to a $10,000 investment made in the Russell Midcap Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the maximum contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/05

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	3/31/03	16.13%	17.85%
without sales charge	3/31/03	23.23%	20.76%
Class B shares
with applicable redemption charge †	3/31/03	18.21%	18.84%
without redemption	3/31/03	22.21%	19.81%
Class C shares
with applicable redemption charge ††	3/31/03	21.55%	19.89%
without redemption	3/31/03	22.55%	19.89%
Class R shares	3/31/03	23.73%	21.11%
Class T shares
with applicable sales charge (4.5%)	3/31/03	17.54%	18.23%
without sales charge	3/31/03	23.07%	20.50%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Select Midcap Growth Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.19	$ 11.90	$ 11.44	$ 6.07	$ 8.71
Ending value (after expenses)	$1,056.80	$1,053.20	$1,053.20	$1,058.60	$1,055.90

C O M P A R I N G Y O U R F U N D ’ S E X P E N S E S W I T H T H O S E O F O T H E R F U N D S ( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.03	$ 11.67	$ 11.22	$ 5.96	$ 8.54
Ending value (after expenses)	$1,017.24	$1,013.61	$1,014.06	$1,019.31	$1,016.74

† Expenses are equal to the fund’s annualized expense ratio of 1.58% for Class A, 2.30% for Class B, 2.21% for
Class C, 1.17% for Class R and 1.68% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2005
Common Stocks—99.5%	Shares		Value ($)

Autos & Transports—5.0%
CH Robinson Worldwide	1,575		97,256
Expeditors International Washington	1,200		66,612
			163,868
Consumer Discretionary—23.7%
Apollo Group, Cl. A	550	[a]	43,263
Bed Bath & Beyond	2,550	[a]	103,402
Black & Decker	800		68,240
Chico’s FAS	2,450	[a]	85,040
Coach	3,500	[a]	116,165
Fisher Scientific International	1,200	[a]	77,376
Michaels Stores	2,500		90,750
Netease.com, ADR	900	[a]	65,403
Starbucks	1,000	[a]	49,040
Williams-Sonoma	1,950	[a]	78,488
			777,167
Consumer Staples—2.7%
Whole Foods Market	675		87,251
Energy—11.8%
BJ Services	1,500		94,620
CONSOL Energy	1,350		94,095
Smith International	2,000		69,480
XTO Energy	3,250		129,350
			387,545
Financial Services—9.9%
E*TRADE Financial	5,700	[a]	91,200
Fiserv	1,550	[a]	69,549
Legg Mason	850		88,850
T. Rowe Price Group	1,200		75,600
			325,199
Health Care—11.6%
Coventry Health Care	1,000	[a]	80,000
DaVita	1,700	[a]	78,047
Gilead Sciences	1,550	[a]	66,650
Kinetic Concepts	600	[a]	32,880
Quest Diagnostics	1,450		72,471
Zimmer Holdings	600	[a]	49,302
			379,350

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)		Shares		Value ($)

Internet—2.3%
Baidu.com, ADR		150	[a]	12,161
Shanda Interactive Entertainment, ADR		1,900	[a]	63,194
				75,355
Manufacturing—2.2%
Eaton		1,100		70,312
Materials & Processing—2.1%
American Standard Cos.		1,500		68,400
Producer Durables—7.6%
Centex		1,350		91,462
Cummins		850		73,500
Rockwell Collins		1,750		84,227
				249,189
Technology—20.6%
Adobe Systems		2,400		64,896
Amphenol, Cl. A		1,600		67,856
Autodesk		2,900		125,280
Cognizant Technology Solutions, Cl. A		2,400	[a]	109,272
Cognos		2,200	[a]	79,442
Microchip Technology		2,300		71,576
NAVTEQ		1,700	[a]	79,118
Rockwell Automation		1,500		78,060
				675,500

Total Investments (cost $2,440,071)		99.5%		3,259,136
Cash and Receivables (Net)		.5%		16,845
Net Assets		100.0%		3,275,981

ADR—American Depository Receipts.
[a] Non-income producing.

Portfolio Summary †
	Value (%)			Value (%)

Consumer Discretionary	23.7	Producer Durables		7.6
Technology	20.6	Auto & Transports		5.0
Energy	11.8	Other		9.3
Health Care	11.6
Financial Services	9.9			99.5

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			2,440,071		3,259,136
Cash					11,215
Receivable for shares of Common Stock subscribed					9,021
Dividends receivable					2,371
Prepaid expenses					25,154
Due from The Dreyfus Corporation and affiliates—Note 3(c)					2,146
					3,309,043

Liabilities ($):
Accrued expenses					33,062

Net Assets ($)					3,275,981

Composition of Net Assets ($):
Paid-in capital					2,334,078
Accumulated net realized gain (loss) on investments					122,838
Accumulated net unrealized appreciation
(depreciation) on investments					819,065

Net Assets ($)					3,275,981

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	814,614	903,785	882,220	328,585	346,777
Shares Outstanding	42,087	47,621	46,402	16,857	18,013

Net Asset Value Per Share ($)	19.36	18.98	19.01	19.49	19.25

See notes to financial statements.
The Fund 11

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $276 foreign taxes withheld at source)	12,026
Interest	499
Income from securities lending	82
Total Income	12,607
Expenses:
Management fee—Note 3(a)	21,366
Registration fees	48,305
Professional fees	25,308
Distribution fees—Note 3(b)	12,662
Shareholder servicing costs—Note 3(c)	12,288
Prospectus and shareholders’ reports	10,812
Custodian fees—Note 3(c)	1,914
Directors’ fees and expenses—Note 3(d)	328
Loan commitment fees—Note 2	12
Miscellaneous	7,034
Total Expenses	140,029
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(84,994)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(395)
Net Expenses	54,640
Investment (Loss)—Net	(42,033)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	123,105
Net unrealized appreciation (depreciation) on investments	465,344
Net Realized and Unrealized Gain (Loss) on Investments	588,449
Net Increase in Net Assets Resulting from Operations	546,416

See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment (loss)—net	(42,033)	(34,027)
Net realized gain (loss) on investments	123,105	53,143
Net unrealized appreciation
(depreciation) on investments	465,344	79,611
Net Increase (Decrease) in Net Assets
Resulting from Operations	546,416	98,727

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(10,901)	—
Class B shares	(18,983)	—
Class C shares	(11,011)	—
Class R shares	(5,963)	—
Class T shares	(6,092)	—
Total Dividends	(52,950)	—

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	308,532	124,892
Class B shares	379,097	330,421
Class C shares	357,183	159,526
Class R shares	20,441	7,990
Class T shares	37,182	4,904
Dividends reinvested:
Class A shares	10,711	—
Class B shares	17,655	—
Class C shares	10,260	—
Class R shares	5,963	—
Class T shares	5,808	—
Cost of shares redeemed:
Class A shares	(85,505)	(144,868)
Class B shares	(446,522)	(403,059)
Class C shares	(41,530)	—
Class R shares	(20,198)	(10)
Class T shares	(12,134)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	546,943	79,796
Total Increase (Decrease) in Net Assets	1,040,409	178,523

Net Assets ($):
Beginning of Period	2,235,572	2,057,049
End of Period	3,275,981	2,235,572

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended August 31,

	2005	2004

Capital Share Transactions:
Class Aa
Shares sold	16,965	7,738
Shares issued for dividends reinvested	592	—
Shares redeemed	(4,542)	(9,118)
Net Increase (Decrease) in Shares Outstanding	13,015	(1,380)

Class B [a]
Shares sold	21,307	20,796
Shares issued for dividends reinvested	989	—
Shares redeemed	(24,476)	(24,997)
Net Increase (Decrease) in Shares Outstanding	(2,180)	(4,201)

Class C
Shares sold	19,257	9,694
Shares issued for dividends reinvested	574	—
Shares redeemed	(2,284)	—
Net Increase (Decrease) in Shares Outstanding	17,547	9,694

Class R
Shares sold	1,131	502
Shares issued for dividends reinvested	328	—
Shares redeemed	(1,103)	(1)
Net Increase (Decrease) in Shares Outstanding	356	501

Class T
Shares sold	2,043	300
Shares issued for dividends reinvested	322	—
Shares redeemed	(652)	—
Net Increase (Decrease) in Shares Outstanding	1,713	300

[a] During the period ended August 31, 2005, 2,972 Class B shares representing $54,554 were automatically converted to 2,923 Class A shares and during the year ended August 31, 2004, 1,821 Class B shares representing
$30,061 were automatically converted to 1,807 Class A shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended August 31,

Class A Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	16.01	15.19	12.50
Investment Operations:
Investment (loss)—net [b]	(.20)	(.18)	(.08)
Net realized and unrealized gain
(loss) on investments	3.90	1.00	2.77
Total from Investment Operations	3.70	.82	2.69
Distributions:
Dividends from net realized gain on investments	(.35)	—	—
Net asset value, end of period	19.36	16.01	15.19

Total Return (%) [c]	23.23	5.33	21.60[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.54	7.15	6.39[d]
Ratio of net expenses to average net assets	1.54	1.50	.64[d]
Ratio of net investment (loss)
to average net assets	(1.10)	(1.10)	(.53)[d]
Portfolio Turnover Rate	45.08	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	815	465	463

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)
	Year Ended August 31,

Class B Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	15.84	15.15	12.50
Investment Operations:
Investment (loss)—net [b]	(.33)	(.30)	(.13)
Net realized and unrealized gain
(loss) on investments	3.82	.99	2.78
Total from Investment Operations	3.49	.69	2.65
Distributions:
Dividends from net realized gain on investments	(.35)	—	—
Total Distributions
Net asset value, end of period	18.98	15.84	15.15

Total Return (%) [c]	22.21	4.56	21.20[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.26	7.96	5.98[d]
Ratio of net expenses to average net assets	2.27	2.25	.95[d]
Ratio of net investment (loss)
to average net assets	(1.83)	(1.85)	(.83)[d]
Portfolio Turnover Rate	45.08	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	904	789	818

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

16

	Year Ended August 31,

Class C Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	15.82	15.15	12.50
Investment Operations:
Investment (loss)—net [b]	(.31)	(.30)	(.12)
Net realized and unrealized gain
(loss) on investments	3.85	.97	2.77
Total from Investment Operations	3.54	.67	2.65
Distributions:
Dividends from net realized gain on investments	(.35)	—	—
Net asset value, end of period	19.01	15.82	15.15

Total Return (%) [c]	22.55	4.42	21.20[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.19	7.66	7.49[d]
Ratio of net expenses to average net assets	2.22	2.25	.95[d]
Ratio of net investment (loss)
to average net assets	(1.78)	(1.86)	(.84)[d]
Portfolio Turnover Rate	45.08	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	882	456	290

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
	Year Ended August 31,

Class R Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	16.06	15.21	12.50
Investment Operations:
Investment (loss)—net [b]	(.14)	(.14)	(.06)
Net realized and unrealized gain
(loss) on investments	3.92	.99	2.77
Total from Investment Operations	3.78	.85	2.71
Distributions:
Dividends from net realized gain on investments	(.35)	—	—
Net asset value, end of period	19.49	16.06	15.21

Total Return (%)	23.73	5.52	21.76[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.16	6.81	7.10[c]
Ratio of net expenses to average net assets	1.20	1.25	.53[c]
Ratio of net investment (loss)
to average net assets	(.76)	(.85)	(.42)[c]
Portfolio Turnover Rate	45.08	97.27	39.58[c]

Net Assets, end of period ($ X 1,000)	329	265	243

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

18

	Year Ended August 31,

Class T Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	15.95	15.18	12.50
Investment Operations:
Investment (loss)—net [b]	(.23)	(.22)	(.09)
Net realized and unrealized gain
(loss) on investments	3.88	.99	2.77
Total from Investment Operations	3.65	.77	2.68
Distributions:
Dividends from net realized gain on investments	(.35)	—	—
Net asset value, end of period	19.25	15.95	15.18

Total Return (%) [c]	23.07	5.00	21.52[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.67	7.31	7.32[d]
Ratio of net expenses to average net assets	1.71	1.75	.74[d]
Ratio of net investment (loss)
to average net assets	(1.27)	(1.36)	(.63)[d]
Portfolio Turnover Rate	45.08	97.27	39.58[d]

Net Assets, end of period ($ X 1,000)	347	260	243

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Select Midcap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund’s investment objective is long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”) a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2005, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 16,306 Class A shares, 16,310 Class B shares, 16,309 Class C shares, 16,304 Class R shares and 16,307 Class T shares of the fund.

20

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments in registered investment companies are valued at their net asset value. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

22

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $123,757 and unrealized appreciation $818,146.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2005 and August 31, 2004 were as follows: long-term capital gains $52,950 and $0, respectively.

During the period ended August 31, 2005, as a result of permanent book to tax differences primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $42,033 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken from September 1, 2004 through August 31, 2006 that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $84,994 during the period ended August 31, 2005.

During the period ended August 31, 2005, the Distributor retained $1,209 and $23 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $2,824 and $99 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2005, Class B, Class C and Class T shares were charged $7,287, $4,572 and $803, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.

24

The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2005, Class A, Class B, Class C and Class T shares were charged $1,599, $2,429, $1,524 and $803, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $2,359 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2005, the fund was charged $1,914 pursuant to the custody agreement.

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $2,092, Rule 12b-1 distribution plan fees $1,218, shareholder services plan fees $628, custody fees $348, chief compliance officer fees $1,533 and transfer agency per account fees $384, which are offset against an expense reimbursement currently in effect in the amount of $8,349.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2005, amounted to $1,739,769 and $1,248,093, respectively.

At August 31, 2005, the cost of investments for federal income tax purposes was $2,440,990; accordingly, accumulated net unrealized appreciation on investments was $818,146, consisting of $841,984 gross unrealized appreciation and $23,838 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to

26

pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Select Midcap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Select Midcap Growth Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2005 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Select Midcap Growth Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 14, 2005
28

IMPORTANT TAX INFORMATION (Unaudited)

The fund designates $.3456 per share as a long-term capital gain distribution paid on December 10, 2004.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on March 14, 2005, the Board considered the re-approval for an annual period of the Fund’s Management Agreement, pursuant to which the Manager provides the Fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940,as amended) of the Fund,were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the Fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the Fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the Fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the Fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the Fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the Fund, as well as the Fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day Fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the Fund’s perfor-mance,management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper category

30

averages, as applicable. The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the Fund. The Board members discussed the results of the comparisons for the 1-year period ended January 31, 2005, (the Fund commenced operations in March 2003), and noted that the Fund’s performance was higher than the comparison group and Lipper category averages for such period.The Board members also discussed the Fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Fund’s management fee ranked in the top half (i.e., lower than most others) of the comparison group funds. The Board noted that the Fund’s total expense ratio (after fee waivers and/or expense reimbursements by the Manager) was lower than the Fund’s comparison group and Lipper category averages.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund, of which there was one (the “Similar Fund”), and by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Separate Accounts” and, collectively with the Similar Fund, the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the Fund; it was noted that the Similar Fund was a mutual fund included in the “mid-cap growth” funds category by Lipper.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided; it was noted that the Similar Fund had the same management fee as the fee borne by the Fund. The Board members considered the relevance of the fee infor-

The Fund 31

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

mation provided for the Similar Accounts managed by the Manager to evaluate the appropriateness and reasonableness of the Fund’s advisory fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to,and determining the profitability of,indi-vidual funds and the entire Dreyfus fund complex.The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the Fund.The Board members evaluated the analysis in light of the relevant circumstances for the Fund, and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.The Board members also considered potential benefits to the Manager from acting as investment adviser and reviewed the soft dollar arrangements with respect to trading the Fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the Fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment

32

companies. It was noted that the profitability percentage for managing the Fund was not unreasonable given the Fund’s overall performance and generally superior service levels provided.The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the Fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the Fund’s overall performance.
  The Board concluded that the fee paid to the Manager by the Fund was reasonable in light of comparative performance and expense and advisory fee information, including the Manager’s current undertaking to waive or reimburse certain fees and expenses of the Fund, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the Fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the Fund had been adequately considered by the Manager in connection with the management fee rate charged to the Fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Fund’s Management Agreement was in the best interests of the Fund and its shareholders.

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board
  Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————
David P. Feldman (65) Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee

Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 58

———————
Ehud Houminer (65) Board Member (1993)
Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 36
34

Gloria Messinger (75) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 25

———————

T. John Szarkowski (79) Board Member (1996)
Principal Occupation During Past 5 Years:
• Consultant in Photography

Other Board Memberships and Affiliations:
• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 25
———————
Anne Wexler (75) Board Member (1996)

Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern- ment relations and public affairs

Other Board Memberships and Affiliations:

  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member

The Fund 35

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JAMES BITETTO, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board, Chief Executive	Assistant General Counsel and Assistant
Officer and Chief Operating Officer of the	Secretary of the Manager, and an officer of 91
Manager, and an officer of 90 investment	investment companies (comprised of 200
companies (comprised of 184 portfolios)	portfolios) managed by the Manager. He is 39
managed by the Manager. Mr. Canter also is a	years old and has been an employee of the
Board member and, where applicable, an	Manager since December 1996.

Executive Committee Member of the other	JONI LACKS CHARATAN, Vice President
investment management subsidiaries of Mellon	and Assistant Secretary since
Financial Corporation, each of which is an	August 2005.
affiliate of the Manager. He is 60 years old and
has been an employee of the Manager since	Assistant General Counsel and Assistant
May 1995.	Secretary of the Manager, and an officer of 91
investment companies (comprised of 200
STEPHEN R. BYERS, Executive Vice	portfolios) managed by the Manager. She is 49
President since November 2002.	years old and has been an employee of the
Chief Investment Officer,Vice Chairman and a	Manager since October 1998.

director of the Manager, and an officer of 90	JOSEPH M. CHIOFFI, Vice President and
investment companies (comprised of 184	Assistant Secretary since August 2005.
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive	Assistant General Counsel and Assistant
Committee Member of certain other	Secretary of the Manager, and an officer of 91
investment management subsidiaries of Mellon	investment companies (comprised of 200
Financial Corporation, each of which is an	portfolios) managed by the Manager. He is 43
affiliate of the Manager. He is 52 years old and	years old and has been an employee of the
has been an employee of the Manager since	Manager since July 2000.
January 2000.	JANETTE E. FARRAGHER, Vice President
MARK N. JACOBS, Vice President since	and Assistant Secretary since
March 2000.	August 2005.
Executive Vice President, Secretary and	Associate General Counsel of the Manager,
General Counsel of the Manager, and an	and an officer of 91 investment companies
officer of 91 investment companies (comprised	(comprised of 200 portfolios) managed by the
of 200 portfolios) managed by the Manager.	Manager. She is 42 years old and has been an
He is 59 years old and has been an employee	employee of the Manager since February 1984.
of the Manager since June 1977.	JOHN B. HAMMALIAN, Vice President and
MICHAEL A. ROSENBERG, Vice President	Assistant Secretary since August 2005.
and Secretary since August 2005.	Associate General Counsel of the Manager,
Associate General Counsel of the Manager,	and an officer of 91 investment companies
and an officer of 91 investment companies	(comprised of 200 portfolios) managed by the
(comprised of 200 portfolios) managed by the	Manager. He is 42 years old and has been an
Manager. He is 45 years old and has been an	employee of the Manager since February 1991.
employee of the Manager since October 1991.

36

ROBERT R. MULLERY, Vice President and	ROBERT SVAGNA, Assistant Treasurer
Assistant Secretary since August 2005.	since December 2002.
Associate General Counsel of the Manager,	Senior Accounting Manager – Equity Funds of
and an officer of 91 investment companies	the Manager, and an officer of 91 investment
(comprised of 200 portfolios) managed by the	companies (comprised of 200 portfolios)
Manager. He is 53 years old and has been an	managed by the Manager. He is 38 years old
employee of the Manager since May 1986.	and has been an employee of the Manager

JEFF PRUSNOFSKY, Vice President and	since November 1990.
Assistant Secretary since August 2005.	KENNETH J. SANDGREN, Assistant
Associate General Counsel of the Manager,	Treasurer since November 2001.
and an officer of 91 investment companies	Mutual Funds Tax Director of the Manager,
(comprised of 200 portfolios) managed by the	and an officer of 91 investment companies
Manager. He is 40 years old and has been an	(comprised of 200 portfolios) managed by the
employee of the Manager since October 1990.	Manager. He is 51 years old and has been an

JAMES WINDELS, Treasurer since	employee of the Manager since June 1993.
November 2001.	JOSEPH W. CONNOLLY, Chief Compliance
Director – Mutual Fund Accounting of the	Officer since October 2004.
Manager, and an officer of 91 investment	Chief Compliance Officer of the Manager and
companies (comprised of 200 portfolios)	The Dreyfus Family of Funds (91 investment
managed by the Manager. He is 46 years old	companies, comprising 200 portfolios). From
and has been an employee of the Manager	November 2001 through March 2004, Mr.
since April 1985.	Connolly was first Vice-President, Mutual

GREGORY S. GRUBER, Assistant	Fund Servicing for Mellon Global Securities
Treasurer since August 2005.	Services. In that capacity, Mr. Connolly was
responsible for managing Mellon’s Custody,
Senior Accounting Manager – Municipal Bond	Fund Accounting and Fund Administration
Funds of the Manager, and an officer of 91	services to third-party mutual fund clients.
investment companies (comprised of 200	He is 48 years old and has served in various
portfolios) managed by the Manager. He is 46	capacities with the Manager since 1980,
years old and has been an employee of the	including manager of the firm’s Fund
Manager since August 1981.	Accounting Department from 1997 through
ERIK D. NAVILOFF, Assistant Treasurer	October 2001.
since August 2005.	WILLIAM GERMENIS, Anti-Money
Senior Accounting Manager – Taxable Fixed	Laundering Compliance Officer since
Income Funds of the Manager, and an officer	October 2002.
of 91 investment companies (comprised of 200	Vice President and Anti-Money Laundering
portfolios) managed by the Manager. He is 37	Compliance Officer of the Distributor, and the
years old and has been an employee of the	Anti-Money Laundering Compliance Officer
Manager since November 1992.	of 88 investment companies (comprised of 197
ROBERT ROBOL, Assistant Treasurer	portfolios) managed by the Manager. He is 35
since August 2005.	years old and has been an employee of the
Distributor since October 1998.
Senior Accounting Manager – Money Market
Funds of the Manager, and an officer of 91
investment companies (comprised of 200
portfolios) managed by the Manager. He is 41
years old and has been an employee of the
Manager since October 1988.

The Fund 37

For More Information

Dreyfus Premier	Transfer Agent &
Select Midcap Growth Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
24	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Information About the Review and Approval
of the Fund’s Management Agreement
39	Board Members Information
41	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier Small Company Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Small Company Growth Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Randy Watts.

On average, stock prices ended the reporting period higher than where they began. However, most of the market’s gains occurred during the closing months of 2004. So far in 2005, positive factors, including steady economic growth and higher corporate profits, were largely offset by headwinds, such as sharply higher energy prices and rising short-term interest rates. Midcap stocks produced higher returns than small-cap stocks in this environment, and small-cap stocks outperformed large-cap stocks. Also, value-oriented stocks have generally produced better results than their more growth-oriented counterparts during the past 12 months.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other lingering consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook.Nonetheless,our economists currently expect the economy to continue to grow without either entering a recession or triggering a significant acceleration of infla-tion.As always, we encourage you to discuss the potential implications of these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Randy Watts, Portfolio Manager
How did Dreyfus Premier Small Company Growth Fund perform relative to its benchmark?

During the 12-month period ended August 31, 2005, the fund produced total returns of 26.00% for Class A shares, 25.06% for Class B shares, 25.06% for Class C shares, 26.61% for Class R shares and 25.51% for Class T shares.1 In comparison, the Russell 2000 Growth Index, the fund’s benchmark, produced a 23.51% total return for the same period.2

Although small-cap stocks generally produced attractive returns throughout the reporting period, the bulk of the market’s returns were achieved during the closing weeks of 2004, when signs of stronger economic growth and diminished political uncertainty helped buoy investor sentiment.The fund produced higher returns than its benchmark, primarily due to its stock selection strategy, which protected the fund from the full brunt of periodic market declines while enabling it to participate to a significant degree in rallies.

What is the fund’s investment approach?

The fund seeks long-term capital appreciation.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of small companies. The fund invests in growth companies that the manager believes have solid market positions, visionary leadership and reasonable financial strength.The fund may also invest up to 35% of its assets in foreign companies.

The fund’s strategy combines market economics with fundamental research.The portfolio manager begins by assessing current economic conditions and forecasting economic expectations. Each industry sector of the Russell 2000 Growth Index is examined to determine the sector’s market-capitalized weighting and to estimate the performance of the sector relative to the index as a whole.A balance is determined for the fund, giving greater relative weight to sectors that are expected to outperform the overall market.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as the loss of competitive advantage, a failure in management execution or deteriorating capital structure.The fund also may sell stocks when the manager’s valuation of a sector has changed.

What other factors influenced the fund’s performance?

After rallying strongly during the final weeks of 2005, the small-cap stock market proved to be relatively trendless over the first eight months of 2005.The fund fared relatively well in this lower-volatility environment, as our stock selection strategy enabled it to weather occasional market declines better than the benchmark while capturing most, but not all, of the market’s gains during rallies.

Our evaluation of economic and market trends, combined with fundamental research into individual companies, led us to a greater number of opportunities among health care and energy companies, and a slightly lower-than-average number of companies in the technology and financials areas. These mild sector biases helped support the fund’s overall performance as energy prices surged and interest rates continued to rise.

In the energy sector, the fund received especially strong contributions to performance from energy service providers, such as Oil States International and Dril-Quip, as well as coal and methane gas producer CONSOL Energy. In the health care area, strong performers included Respironics, which makes masks for the treatment of sleep apnea, and Matria Healthcare, which provides disease management services to patients, physicians, health plans and employers.A number of holdings in other areas also helped boost the fund’s overall results. Most notably, financial software developer SS&C Technologies was the subject of an acquisition offer during the reporting period, and medical research and development company Covance benefited from greater outsourcing activities among its customers.

As is to be expected from a broadly diversified fund, some holdings produced relatively disappointing performance during the reporting period.

4

For example, e-business software company Borland Software encountered heightened competitive pressures when one of its rivals was acquired by technology giant International Business Machines. Investors reacted negatively when Coinstar, which operates machines enabling consumers to convert loose change into cash, attempted to expand into vending machines.InfoSpace,an Internet information infrastructure services company, suffered as its business appeared to become more seasonal.

What is the fund’s current strategy?

Our strategy has not changed. We have continued to monitor the economy to find those small-cap market sectors that we expect to prosper, and we have continued to employ fundamental research to find individual companies that appear poised to benefit. As of the reporting period’s end, we believe that surging energy prices, higher interest rates and the aftermath of Hurricane Katrina may impede the rate of U.S. economic growth and erode consumer confidence. Accordingly, we recently have reduced the fund’s emphasis on consumer-oriented stocks, and we have increased its focus on shares of industrial, capital equipment and industrial companies. In our judgment, these are prudent strategies as the economy moves to the next phase of the business cycle.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
A significant portion of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.Total returns are calculated on a month-end basis.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

A significant portion of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.

The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Small Company Growth Fund on 6/28/02 (inception date) to a $10,000 investment made in the Russell 2000 Growth Index (the “Index”) on that date. For comparative purposes, the value of the Index on 6/30/02 is used as the beginning value on 6/28/02. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes. The Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/05

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	6/28/02	18.80%	10.63%
without sales charge	6/28/02	26.00%	12.71%
Class B shares
with applicable redemption charge †	6/28/02	21.06%	11.18%
without redemption	6/28/02	25.06%	11.92%
Class C shares
with applicable redemption charge ††	6/28/02	24.06%	11.92%
without redemption	6/28/02	25.06%	11.92%
Class R shares	6/28/02	26.61%	13.17%
Class T shares
with applicable sales charge (4.5%)	6/28/02	19.87%	10.87%
without sales charge	6/28/02	25.51%	12.49%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Small Company Growth Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.46	$ 12.56	$ 12.56	$ 6.69	$ 10.90
Ending value (after expenses)	$1,071.70	$1,067.00	$1,067.00	$1,075.00	$1,068.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.24	$ 12.23	$ 12.23	$ 6.51	$ 10.61
Ending value (after expenses)	$1,017.04	$1,013.06	$1,013.06	$1,018.75	$1,014.67

† Expenses are equal to the fund’s annualized expense ratio of 1.62% for Class A, 2.41% for Class B, 2.41% for Class C, 1.28% for Class R and 2.09% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2005
Common Stocks—94.4%	Shares	Value ($)

Banking—1.9%
Center Financial	1,004	25,522
First Community Bancorp	450	21,240
Mercantile Bank	377	17,116
Vineyard National Bancorp	420 [a]	12,541
		76,419
Basic Industries—4.4%
Church & Dwight	1,090	41,595
Cleveland-Cliffs	450	31,986
CONSOL Energy	760	52,972
Jarden	1,180 [b]	46,834
		173,387
Broadcasting & Publishing—3.4%
DreamWorks Animation SKG, Cl. A	750 [b]	19,515
Lions Gate Entertainment	6,380 [b]	60,929
Outdoor Channel Holdings	1,100 [b]	14,619
Playboy Enterprises, Cl. B	2,850 [b]	38,646
		133,709
Capital Goods—2.8%
Kennametal	990	46,174
Navigant Consulting	1,050 [b]	20,307
Valmont Industries	850	24,437
Wabtec	720	18,720
		109,638
Construction & Housing—.8%
Interline Brands	1,680 [b]	33,482
Consumer Durables—1.7%
AC Moore Arts & Crafts	740 [b]	16,842
Speedway Motorsports	800	30,096
Thor Industries	570	18,924
		65,862
Consumer Non-Durables—.7%
Playtex Products	2,710 [b]	29,322
Consumer Services—15.6%
Applebee’s International	1,520	33,607

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Consumer Services (continued)
Casual Male Retail Group	2,120 [b]	15,073
Eddie Bauer	1,450 [b]	39,005
Educate	1,350 [b]	21,843
Emmis Communications, Cl. A	2,390 [b]	57,265
FTI Consulting	2,070 [b]	51,543
JOS. A Bank Clothiers	720 [a,b]	28,476
LECG	2,410 [b]	55,502
Marvel Enterprises	2,080 [b]	40,040
NU Skin Enterprises, Cl. A	1,800	38,412
Papa John’s International	740 [b]	35,387
Performance Food Group	1,750 [b]	54,198
Rare Hospitality International	1,010 [b]	27,007
Stericycle	520 [b]	30,228
Tractor Supply	470 [b]	24,186
Waste Connections	1,095 [b]	38,697
Watson Wyatt & Co. Holdings	1,040	28,361
		618,830
Electronic Components
& Instruments—2.9%
Cymer	910 [b]	30,485
Imax	3,190 [a,b]	29,157
Mercury Computer Systems	740 [b]	19,336
Unica	630 [b]	7,818
WebEx Communications	1,090 [b]	28,100
		114,896
Energy—8.3%
AGL Resources	570	21,290
Atmos Energy	1,480	43,793
Double Eagle Petroleum	150 [b]	2,790
Dril-Quip	1,170 [b]	49,164
Evergreen Solar	1,900 [b]	13,395
Global Industries	1,800 [b]	24,786
Oceaneering International	320 [b]	15,910
Oil States International	1,190 [b]	41,245
Penn Virginia	990	55,519

10

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Tidewater	1,060	47,213
W-H Energy Services	400 [b]	12,980
		328,085
Finance—5.4%
Affiliated Managers Group	310 [b]	22,509
Cathay General Bancorp	450	15,151
Cullen/Frost Bankers	390	19,059
First Midwest Bancorp	1,000	37,940
Huron Consulting Group	1,330 [b]	33,317
National Financial Partners	300	13,170
Online Resources	3,600 [b]	34,524
UTI Worldwide	480	36,221
		211,891
Health Care—20.0%
Animas	1,150 [b]	20,010
Array BioPharma	2,260 [b]	14,916
Applera—Celera Genomics Group	1,480 [b]	17,375
Charles River Laboratories International	380 [b]	19,312
Conceptus	1,850 [a,b]	19,388
Cooper Cos.	250	17,142
Covance	940 [b]	49,162
Coventry Health Care	160 [b]	12,800
Cytyc	1,200 [b]	29,940
Eclipsys	870 [b]	14,686
Fisher Scientific International	940 [a,b]	60,611
Herbalife	1,030 [b]	30,488
Human Genome Sciences	1,420 [b]	18,332
ImmunoGen	2,520 [b]	16,002
InterMune	1,260 [b]	20,198
LifePoint Hospitals	540 [b]	24,559
Matria Healthcare	2,260 [b]	81,925
Medarex	1,870 [b]	18,793
Neurocrine Biosciences	400 [a,b]	18,320
PerkinElmer	2,010	41,607
Protein Design Labs	1,270 [a,b]	33,960

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
PSS World Medical	1,380 [b]	19,996
Respironics	1,470 [b]	57,565
Sybron Dental Specialties	580 [b]	22,487
Triad Hospitals	440 [b]	21,182
VCA Antech	1,620 [b]	38,864
Vertex Pharmaceuticals	1,080 [b]	19,872
Vnus Medical Technologies	1,700 [b]	17,340
ZymoGenetics	790 [b]	13,304
		790,136
Industrial Components—.5%
ITC Holdings	770 [a]	20,990
Insurance Brokers—.1%
James River Group	100 [b]	2,000
Machinery & Engineering—2.1%
Bucyrus International, Cl. A	800	36,096
FMC Technologies	1,210 [b]	48,654
		84,750
Merchandising—1.4%
MSC Industrial Direct	1,210	42,350
Sportsman’s Guide	480 [b]	12,062
		54,412
Real Estate Investment Trust—1.5%
Crescent Real Estate Equities	3,000	58,890
Technology—18.0%
Akamai Technologies	2,680 [b]	37,091
Anteon International	790 [b]	36,301
Blue Nile	900 [a,b]	30,429
Cypress Semiconductor	2,580 [b]	40,325
Exar	2,260 [b]	35,279
F5 Networks	520 [b]	21,471
FileNet	1,530 [b]	40,652

12

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Incyte	2,130 [b]	15,677
Informatica	1,730 [b]	19,757
Ingram Micro, Cl. A	2,140 [b]	37,471
Internet Security Systems	1,810 [b]	41,123
IRIS International	600 [b]	10,434
Jack Henry & Associates	1,050	20,559
Jamdat Mobile	930 [a,b]	22,125
Lam Research	720 [b]	22,824
ManTech International, Cl. A	1,080 [b]	33,491
McAfee	970 [b]	29,730
Packeteer	1,660 [b]	19,621
Power Integrations	910 [b]	20,129
Progress Software	930 [b]	28,514
SafeNet	610 [b]	19,520
Secure Computing	2,140 [b]	24,674
SS&C Technologies	1,340	48,897
Varian Semiconductor
Equipment Associates	670 [b]	30,358
VeriSign	1,220 [b]	26,596
		713,048
Transportation—1.6%
Landstar System	600	21,792
Pacer International	1,600 [b]	41,984
		63,776
Wholesale & International Trade—.0%
MWI Veterinary Supply	90 [b]	1,935
Other—1.3%
iShares Russell 2000 Growth Index Fund	770 [a]	52,768
Total Common Stocks
(cost $2,981,143)		3,738,226

The Fund 13

STATEMENT OF INVESTMENTS (continued)
	Principal
Short-Term Investments—2.7%	Amount ($)	Value ($)

U.S. Treasury Bills:
2.97%, 9/1/2005	27,000	27,000
3.48%, 9/22/2005	80,000	79,847
(cost $106,847)		106,847

Investment of Cash Collateral
for Securities Loaned—5.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $223,280)	223,280 [c]	223,280

Total Investments (cost $3,311,270)	102.7%	4,068,353
Liabilities, Less Cash and Receivables	(2.7%)	(107,738)
Net Assets	100.0%	3,960,615

[a] All or a portion of these securities are on loan. At August 31, 2005, the total market value of the fund’s securities on loan is $217,992 and the total market value of the collateral held by the fund is $223,280.
[b] Non-income producing.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

Value (%)			Value (%)

Health Care	20.0	Basic Industries	4.4
Technology	18.0	Broadcasting & Publishing	3.4
Consumer Services	15.6	Electronic Components & Instruments	2.9
Short-Term/Money Market Investments	8.3	Capital Goods	2.8
Energy	8.3	Other	13.6
Finance	5.4		102.7

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
				Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $217,992)—Note 1(b):
Unaffiliated issuers			3,087,990		3,845,073
Affiliated issuers			223,280		223,280
Receivable for investment securities sold					186,000
Receivable for shares of Common Stock subscribed					8,789
Dividends and interest receivable					2,342
Prepaid expenses					31,795
					4,297,279

Liabilities ($):
Due to the Dreyfus Corporation and affiliates—Note 3(c)					1,284
Cash overdraft due to Custodian					37,751
Liability for securities on loan—Note 1(b)					223,280
Payable for investment securities purchased					31,050
Payable for shares of Common Stock redeemed					7,311
Accrued expenses					35,988
					336,664

Net Assets ($)					3,960,615

Composition of Net Assets ($):
Paid-in capital					3,043,681
Accumulated undistributed investment income—net					625
Accumulated net realized gain (loss) on investments					159,226
Accumulated net unrealized appreciation
(depreciation) on investments					757,083

Net Assets ($)					3,960,615

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	3,091,658	388,967	384,437	10,893	84,660
Shares Outstanding	169,537	21,802	21,548	589.515	4,669

Net Asset Value Per Share ($)	18.24	17.84	17.84	18.48	18.13

See notes to financial statements.
The Fund 15

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $41 foreign taxes withheld at source)	17,890
Income from securities lending	5,396
Interest	2,406
Total Income	25,692
Expenses:
Management fee—Note 3(a)	38,273
Registration fees	50,555
Professional fees	31,498
Custodian fees—Note 3(c)	27,937
Shareholder servicing costs—Note 3(c)	20,356
Prospectus and shareholders’ reports	10,934
Distribution fees—Note 3(b)	8,058
Directors’ fees and expenses—Note 3(d)	317
Miscellaneous	8,863
Total Expenses	196,791
Less—expense reimbursement from The
Dreyfus Corporation due to undertaking—Note 3(a)	(119,111)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(630)
Net Expenses	77,050
Investment (Loss)—Net	(51,358)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	240,291
Net unrealized appreciation (depreciation) on investments	631,112
Net Realized and Unrealized Gain (Loss) on Investments	871,403
Net Increase in Net Assets Resulting from Operations	820,045

See notes to financial statements.
16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment (loss)—net	(51,358)	(30,747)
Net realized gain (loss) on investments	240,291	121,933
Net unrealized appreciation
(depreciation) on investments	631,112	(82,962)
Net Increase (Decrease) in Net Assets
Resulting from Operations	820,045	8,224

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(4,635)	—
Class B shares	(883)	—
Class C shares	(820)	—
Class R shares	(454)	—
Class T shares	(471)	—
Total Dividends	(7,263)	—

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	2,591,594	1,568,756
Class B shares	243,661	182,873
Class C shares	202,970	139,406
Class R shares	6,419	3,010
Class T shares	83,464	—
Dividends reinvested:
Class A shares	4,538	—
Class B shares	774	—
Class C shares	712	—
Class R shares	454	—
Class T shares	452	—
Cost of shares redeemed:
Class A shares	(1,749,292)	(81,433)
Class B shares	(393,621)	(22,956)
Class C shares	(285,710)	(17,674)
Class R shares	(274,296)	(20)
Class T shares	(275,390)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	156,729	1,771,962
Total Increase (Decrease) in Net Assets	969,511	1,780,186

Net Assets ($):
Beginning of Period	2,991,104	1,210,918
End of Period	3,960,615	2,991,104
Undistributed investment income—net	625	206

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended August 31,

	2005	2004

Capital Share Transactions:
Class Aa
Shares sold	155,807	102,460
Shares issued for dividends reinvested	271	—
Shares redeemed	(105,038)	(5,608)
Net Increase (Decrease) in Shares Outstanding	51,040	96,852

Class B [a]
Shares sold	15,035	12,316
Shares issued for dividends reinvested	47	—
Shares redeemed	(24,005)	(1,502)
Net Increase (Decrease) in Shares Outstanding	(8,923)	10,814

Class C
Shares sold	12,303	9,562
Shares issued for dividends reinvested	43	—
Shares redeemed	(17,243)	(1,203)
Net Increase (Decrease) in Shares Outstanding	(4,897)	8,359

Class R
Shares sold	383	207
Shares issued for dividends reinvested	27	—
Shares redeemed	(16,026)	(1)
Net Increase (Decrease) in Shares Outstanding	(15,616)	206

Class T
Shares sold	4,985	—
Shares issued for dividends reinvested	27	—
Shares redeemed	(16,343)	—
Net Increase (Decrease) in Shares Outstanding	(11,331)	—
[a] During the period ended August 31, 2005, 2,172 Class B shares representing $37,417, were automatically converted to 2,130 Class A shares and during the period ended August 31, 2004, 1,421 Class B shares representing $21,777, were automatically converted to 1,406 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	14.44	13.25	10.51	12.50
Investment Operations:
Investment (loss)—net [b]	(.17)	(.21)	(.13)	(.02)
Net realized and unrealized
gain (loss) on investments	4.00	1.40	2.87	(1.97)
Total from Investment Operations	3.83	1.19	2.74	(1.99)
Distributions:
Dividends from net realized
gain on investments	(.03)	—	—	—
Net asset value, end of period	18.24	14.44	13.25	10.51

Total Return (%) [c]	26.00	9.35	26.05	(15.77)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	4.45	6.60	15.80	4.47[d]
Ratio of net expenses
to average net assets	1.64	1.65	1.65	.29[d]
Ratio of net investment (loss)
to average net assets	(1.01)	(1.28)	(1.19)	(.21)[d]
Portfolio Turnover Rate	253.34	236.76	279.61	14.72[d]

Net Assets, end of period ($ X 1,000)	3,092	1,711	287	261

[a]	From June 28, 2002 (commencement of operations) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e]	Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class B Shares	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	14.23	13.15	10.50	12.50
Investment Operations:
Investment (loss)—net [b]	(.29)	(.30)	(.20)	(.04)
Net realized and unrealized
gain (loss) on investments	3.93	1.38	2.85	(1.96)
Total from Investment Operations	3.64	1.08	2.65	(2.00)
Distributions:
Dividends from net realized
gain on investments	(.03)	—	—	—
Net asset value, end of period	17.84	14.23	13.15	10.50

Total Return (%) [c]	25.06	8.59	25.33	(15.93)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	5.17	8.49	16.42	4.51[d]
Ratio of net expenses
to average net assets	2.40	2.40	2.40	.43[d]
Ratio of net investment (loss)
to average net assets	(1.82)	(2.07)	(1.91)	(.34)[d]
Portfolio Turnover Rate	253.34	236.76	279.61	14.72[d]

Net Assets, end of period ($ X 1,000)	389	437	262	172

[a]	From June 28, 2002 (commencement of operations) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e]	Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

20

		Year Ended August 31,

Class C Shares	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	14.23	13.15	10.50	12.50
Investment Operations:
Investment (loss)—net [b]	(.29)	(.30)	(.20)	(.04)
Net realized and unrealized
gain (loss) on investments	3.93	1.38	2.85	(1.96)
Total from Investment Operations	3.64	1.08	2.65	(2.00)
Distributions:
Dividends from net realized
gain on investments	(.03)	—	—	—
Net asset value, end of period	17.84	14.23	13.15	10.50

Total Return (%) [c]	25.06	8.59	25.33	(15.93)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	5.20	8.57	16.50	4.49[d]
Ratio of net expenses
to average net assets	2.40	2.40	2.40	.43[d]
Ratio of net investment (loss)
to average net assets	(1.81)	(2.07)	(1.91)	(.34)[d]
Portfolio Turnover Rate	253.34	236.76	279.61	14.72[d]

Net Assets, end of period ($ X 1,000)	384	376	238	168

[a]	From June 28, 2002 (commencement of operations) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e]	Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class R Shares	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	14.56	13.31	10.52	12.50
Investment Operations:
Investment (loss)—net [b]	(.12)	(.14)	(.10)	(.02)
Net realized and unrealized
gain (loss) on investments	4.07	1.39	2.89	(1.96)
Total from Investment Operations	3.95	1.25	2.79	(1.98)
Distributions:
Dividends from net realized
gain on investments	(.03)	—	—	—
Net asset value, end of period	18.48	14.56	13.31	10.52

Total Return (%)	26.61	9.76	26.62	(15.77)[c,d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	4.03	7.72	15.51	4.32[c]
Ratio of net expenses
to average net assets	1.28	1.40	1.40	.25[c]
Ratio of net investment (loss)
to average net assets	(.77)	(1.08)	(.91)	(.16)[c]
Portfolio Turnover Rate	253.34	236.76	279.61	14.72[c]

Net Assets, end of period ($ X 1,000)	11	236	213	168

[a]	From June 28, 2002 (commencement of operations) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
[d]	Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

22

		Year Ended August 31,

Class T Shares	2005	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	14.40	13.23	10.51	12.50
Investment Operations:
Investment (loss)—net [b]	(.23)	(.22)	(.15)	(.03)
Net realized and unrealized
gain (loss) on investments	3.99	1.39	2.87	(1.96)
Total from Investment Operations	3.76	1.17	2.72	(1.99)
Distributions:
Dividends from net realized
gain on investments	(.03)	—	—	—
Net asset value, end of period	18.13	14.40	13.23	10.51

Total Return (%) [c]	25.51	9.29	25.98	(15.85)[d,e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	4.67	8.23	16.01	4.40[d]
Ratio of net expenses
to average net assets	1.93	1.90	1.90	.34[d]
Ratio of net investment (loss)
to average net assets	(1.40)	(1.58)	(1.41)	(.25)[d]
Portfolio Turnover Rate	253.34	236.76	279.61	14.72[d]

Net Assets, end of period ($ X 1,000)	85	230	212	168

[a]	From June 28, 2002 (commencement of operations) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e]	Calculated based on net asset value on the close of business on June 28, 2002 (commencement of initial offering) to
August 31, 2002.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Small Company Growth Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund.The fund’s investment objective is long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

24

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually,

26

but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $96,828, undistributed capital gains $88,653 and unrealized appreciation $731,453.

The tax character of distributions paid to shareholders during the fiscal period ended August 31, 2005, was as follows: long-term capital gains $7,263.

During the period ended August 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and net operating losses, the fund increased accumulated undistributed investment income-net by $51,777, decreased accumulated net realized gain (loss) on investments by $51,848 and increased paid-in capital by $71. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2005, the fund did not borrow under the line of credit.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken from September 1, 2004 through August 31, 2006, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $119,111 during the period ended August 31, 2005.

During the period ended August 31, 2005, the Distributor retained $1,247 from commissions earned on sales of the fund’s Class A shares, and $151 and $37 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2005, Class B, Class C and Class T shares were charged $3,980, $3,439 and $639, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the

28

fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2005, Class A, Class B, Class C and Class T shares were charged $6,973, $1,327, $1,146 and $639 respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $373 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2005, the fund was charged $27,937 pursuant to the custody agreement.

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $2,986, Rule 12b-1 distribution plan fees $489, shareholder services plan fees $827, custodian fees $7,966, chief compliance officer fees $1,533 and transfer agency per account fees $373, which are offset against an expense reimbursement currently in effect in the amount of $12,890.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2005, amounted to $10,156,157 and $10,299,987, respectively.

At August 31, 2005, the cost of investments for federal income tax purposes was $3,336,900; accordingly, accumulated net unrealized appreciation on investments was $731,453, consisting of $785,822 gross unrealized appreciation and $54,369 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly

30

charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Small Company Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Small Company Growth Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2005 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Company Growth Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 14, 2005
32

IMPORTANT TAX INFORMATION (Unaudited)

The fund designates $.0280 per share as a long-term capital gain distribution paid on December 7, 2004.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S M A N A G E M E N T A G R E E M E N T (Unaudited)

At a meeting of the Board of Directors held on March 14, 2005, the Board considered the re-approval for an annual period of the Fund’s Management Agreement, pursuant to which the Manager provides the Fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940,as amended) of the Fund,were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the Fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the Fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the Fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the Fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the Fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the Fund, as well as the Fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day Fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the Fund’s performance, management fee and expense ratios and placed significant

34

emphasis on comparisons to a group of comparable funds and Lipper category averages, as applicable. The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the Fund.The Board members discussed the results of the comparisons for various periods ended January 31, 2005, and noted that the Fund’s performance was below the comparison group and Lipper category averages for the 1-year, 3-year and 5-year periods and above the comparison group and Lipper category averages for the 10-year period. The Board also observed that the Fund ranked first in its comparison group for the 10-year period.The Board discussed with representatives of the Manager the reasons for the Fund’s underperformance compared to the comparison group and Lipper category for the 1-, 3- and 5-year periods, and the Manager’s efforts to improve performance.The Board members also discussed the Fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Fund’s management fee ranked in the top half (i.e., lower than most others) of the comparison group funds. The Board noted that the Fund’s total expense ratio was lower than the Fund’s comparison group and Lipper category averages.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Similar Funds”), and by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the Fund; it was noted that the Similar Funds were mutual funds included in the “small cap core” and

The Fund 35

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

“small cap core variable insurance products” categories by Lipper.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided; it was noted that the Similar Funds generally had the same or higher management fees than the fee borne by the Fund.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager to evaluate the appropriateness and reasonableness of the Fund’s advisory fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the Fund.The Board members evaluated the analysis in light of the relevant circumstances for the Fund, and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.The Board members also considered potential benefits to the Manager from acting as investment adviser and reviewed the soft dollar arrangements with respect to trading the Fund’s portfolio.

36

It was noted that the Board members should consider the Manager’s profitability with respect to the Fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the Fund was not unreasonable given the Fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the Fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  While the Board was concerned with the Fund’s short-term perfor- mance, the Board was satisfied with the Manager’s efforts to improve it.Accordingly, the Board approved the Management Agreement for a six-month period (instead of a year) so as to gauge the Manager’s efforts to improve performance over an appropriate period of time.
  The Board concluded that the fee paid to the Manager by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the Fund.
The Fund 37

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the Fund had been adequately considered by the Manager in connection with the management fee rate charged to the Fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Fund’s Management Agreement for a six-month period was in the best interests of the Fund and its shareholders.

38

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
• Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
• Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————
David P. Feldman (65) Board Member (1996)
Principal Occupation During Past 5 Years: • Corporate Director & Trustee
Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 58

———————

Ehud Houminer (65) Board Member (1993)

Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 36
The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (75) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 25
———————

T. John Szarkowski (79) Board Member (1996)

Principal Occupation During Past 5 Years:
• Consultant in Photography
Other Board Memberships and Affiliations:
• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 25
———————
Anne Wexler (75) Board Member (1996)
Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JAMES BITETTO, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board, Chief Executive	Assistant General Counsel and Assistant
Officer and Chief Operating Officer of the	Secretary of the Manager, and an officer of 91
Manager, and an officer of 90 investment	investment companies (comprised of 200
companies (comprised of 184 portfolios)	portfolios) managed by the Manager. He is 39
managed by the Manager. Mr. Canter also is a	years old and has been an employee of the
Board member and, where applicable, an	Manager since December 1996.

Executive Committee Member of the other	JONI LACKS CHARATAN, Vice President
investment management subsidiaries of Mellon	and Assistant Secretary since
Financial Corporation, each of which is an	August 2005.
affiliate of the Manager. He is 60 years old and
has been an employee of the Manager since	Assistant General Counsel and Assistant
May 1995.	Secretary of the Manager, and an officer of 91
investment companies (comprised of 200
STEPHEN R. BYERS, Executive Vice	portfolios) managed by the Manager. She is 49
President since November 2002.	years old and has been an employee of the
Chief Investment Officer,Vice Chairman and a	Manager since October 1998.

director of the Manager, and an officer of 90	JOSEPH M. CHIOFFI, Vice President and
investment companies (comprised of 184	Assistant Secretary since August 2005.
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive	Assistant General Counsel and Assistant
Committee Member of certain other	Secretary of the Manager, and an officer of 91
investment management subsidiaries of Mellon	investment companies (comprised of 200
Financial Corporation, each of which is an	portfolios) managed by the Manager. He is 43
affiliate of the Manager. He is 52 years old and	years old and has been an employee of the
has been an employee of the Manager since	Manager since July 2000.
January 2000.	JANETTE E. FARRAGHER, Vice President
MARK N. JACOBS, Vice President since	and Assistant Secretary since
March 2000.	August 2005
Executive Vice President, Secretary and	Associate General Counsel of the Manager,
General Counsel of the Manager, and an	and an officer of 91 investment companies
officer of 91 investment companies (comprised	(comprised of 200 portfolios) managed by the
of 200 portfolios) managed by the Manager.	Manager. She is 42 years old and has been an
He is 59 years old and has been an employee	employee of the Manager since February 1984.
of the Manager since June 1977.	JOHN B. HAMMALIAN, Vice President and
MICHAEL A. ROSENBERG, Vice President	Assistant Secretary since August 2005.
and Secretary since August 2005.	Associate General Counsel of the Manager,
Associate General Counsel of the Manager,	and an officer of 91 investment companies
and an officer of 91 investment companies	(comprised of 200 portfolios) managed by the
(comprised of 200 portfolios) managed by the	Manager. He is 42 years old and has been an
Manager. He is 45 years old and has been an	employee of the Manager since February 1991.
employee of the Manager since October 1991.

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and	ROBERT SVAGNA, Assistant Treasurer
Assistant Secretary since August 2005.	since December 2002.
Associate General Counsel of the Manager,	Senior Accounting Manager – Equity Funds of
and an officer of 91 investment companies	the Manager, and an officer of 91 investment
(comprised of 200 portfolios) managed by the	companies (comprised of 200 portfolios)
Manager. He is 53 years old and has been an	managed by the Manager. He is 38 years old
employee of the Manager since May 1986.	and has been an employee of the Manager
JEFF PRUSNOFSKY, Vice President and	since November 1990.
Assistant Secretary since August 2005.	KENNETH J. SANDGREN, Assistant
Associate General Counsel of the Manager,	Treasurer since November 2001.
and an officer of 91 investment companies	Mutual Funds Tax Director of the Manager,
(comprised of 200 portfolios) managed by the	and an officer of 91 investment companies
Manager. He is 40 years old and has been an	(comprised of 200 portfolios) managed by the
employee of the Manager since October 1990.	Manager. He is 51 years old and has been an
JAMES WINDELS, Treasurer since	employee of the Manager since June 1993.
November 2001.	JOSEPH W. CONNOLLY, Chief Compliance
Director – Mutual Fund Accounting of the	Officer since October 2004.
Manager, and an officer of 91 investment	Chief Compliance Officer of the Manager and
companies (comprised of 200 portfolios)	The Dreyfus Family of Funds (91 investment
managed by the Manager. He is 46 years old	companies, comprising 200 portfolios). From
and has been an employee of the Manager	November 2001 through March 2004, Mr.
since April 1985.	Connolly was first Vice-President, Mutual
GREGORY S. GRUBER, Assistant	Fund Servicing for Mellon Global Securities
Treasurer since August 2005.	Services. In that capacity, Mr. Connolly was
Senior Accounting Manager – Municipal Bond	responsible for managing Mellon’s Custody,
Funds of the Manager, and an officer of 91	Fund Accounting and Fund Administration
investment companies (comprised of 200	services to third-party mutual fund clients. He
portfolios) managed by the Manager. He is 46	is 48 years old and has served in various
years old and has been an employee of the	capacities with the Manager since 1980,
Manager since August 1981.	including manager of the firm’s Fund
Accounting Department from 1997 through
ERIK D. NAVILOFF, Assistant Treasurer	October 2001.
since August 2005.
WILLIAM GERMENIS, Anti-Money
Senior Accounting Manager – Taxable Fixed	Laundering Compliance Officer since
Income Funds of the Manager, and an officer	October 2002.
of 91 investment companies (comprised of 200
portfolios) managed by the Manager. He is 37	Vice President and Anti-Money Laundering
years old and has been an employee of the	Compliance Officer of the Distributor, and the
Manager since November 1992.	Anti-Money Laundering Compliance Officer
of 88 investment companies (comprised of 197
ROBERT ROBOL, Assistant Treasurer	portfolios) managed by the Manager. He is 35
since August 2005.	years old and has been an employee of the
Senior Accounting Manager – Money Market	Distributor since October 1998.
Funds of the Manager, and an officer of 91
investment companies (comprised of 200
portfolios) managed by the Manager. He is 41
years old and has been an employee of the
Manager since October 1988.

42

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Small Company	Dividend Disbursing Agent
Growth Fund
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Manager	Distributor
The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Information About the Review and Approval
of the Fund’s Management Agreement
35	Board Members Information
37	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier Strategic Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Strategic Value Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Brian Ferguson.

On average, stock prices ended the reporting period higher than where they began. However, most of the market’s gains occurred during the closing months of 2004. So far in 2005, positive factors, including steady economic growth and higher corporate profits, were largely offset by headwinds, such as sharply higher energy prices and rising short-term interest rates. Midcap stocks produced higher returns than small-cap stocks in this environment, and small-cap stocks outperformed large-cap stocks. Also, value-oriented stocks have generally produced better results than their more growth-oriented counterparts during the past 12 months.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other lingering consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook.Nonetheless,our economists currently expect the economy to continue to grow without either entering a recession or triggering a significant acceleration of infla-tion.As always, we encourage you to discuss the potential implications of these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Brian Ferguson, Portfolio Manager

How did Dreyfus Premier Strategic Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund produced total returns of 18.97% for Class A shares, 18.12% for Class B shares, 18.10% for Class C shares, 19.13% for Class R shares and 18.53% for Class T shares.1 The fund’s benchmark, the Russell 1000 Value Index, produced a total return of 16.86% for the same period.2

While concerns related to inflationary pressures, higher interest rates and rising energy costs weighed on investor sentiment at times during the reporting period, a growing economy and rising corporate earnings helped support higher stocks prices, especially in the closing weeks of 2004.The fund produced higher returns than its benchmark, primarily due to the success of our stock selection strategy in the technology and materials sectors.

What is the fund’s investment approach?

The fund seeks capital appreciation. To pursue this goal, we invest at least 80% of the fund’s assets in stocks, including common stocks, preferred stocks and convertible securities.The fund may invest up to 30% of its assets in foreign issuers.

When selecting stocks for the fund, we utilize a “bottom-up” approach, where the focus is on individual stock selection rather than attempting to forecast market trends.The fund’s investment approach is value-oriented and research-driven.When selecting stocks, we identify potential investments through extensive quantitative and fundamental research with a focus on value, business health and business momentum.

What other factors influenced the fund’s performance?

Although political uncertainty hindered the stock market when the reporting period began, investors’ concerns dissipated quickly after the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

November presidential election, and stocks rallied strongly in the closing months of 2004. The rally sputtered in early 2005, however, as investors again worried about the potential effects of soaring energy prices, rising interest rates, mounting inflationary pressures and a growing trade imbalance with China. As a result, the first quarter of 2005 proved to be a relatively volatile time for stocks.These concerns were later offset by more positive influences, including steady economic growth and higher corporate profits, and the market reclaimed much of the ground it had lost earlier in the year.

As they have for some time, small- and midcap stocks fared better than large-cap stocks during the reporting period, and value-oriented stocks tended to produce higher returns than their more growth-oriented counterparts. However, we began to detect signs later in the reporting period that investors were becoming increasingly attracted to high-quality, large-cap companies with track records of consistent growth under a variety of economic conditions. Indeed, our bottom-up security selection process began to identify more opportunities among attractively valued, larger-cap stocks with these characteristics, and strong results from these holdings helped the fund outperform its benchmark.

Technology stocks made the most substantial contribution of any market sector to the fund’s relative performance during the reporting period.The sector’s greatest gains came from transaction data management provider NCR, which benefited from strong growth for its integrated enterprise data-warehousing product.NCR’s stock also rose amid investor optimism regarding the company’s earnings potential after the passage of “Check 21,” a new check processing law that allows the use of digital images instead of paper checks. Another technology holding that boosted the fund’s performance was Advanced Micro Devices, which enjoyed increased demand for its server and mobile processors.

The materials sector also helped drive the fund’s relative performance. Rising demand for ethylene used in food packaging, PVC pipes, antifreeze and soft drink bottles drove the plastic’s price — and manufacturers’ earnings —higher. Ethylene-related holdings that performed well during the reporting period included Lyondell Chemical, NOVA

4

Chemicals and Westlake Chemical Corporation.The fund also benefited from relatively light exposure to paper companies, which continued to experience pricing pressure and the adverse effects of higher energy costs.

On the other hand, the fund’s relatively light exposure to energy stocks, at the beginning of the reporting period, prevented it from participating fully in the sector’s gains as oil and gas prices soared. However, we added to the fund’s energy holdings in May 2005, when energy stocks pulled back temporarily. New positions focused primarily on companies with refining exposure, such as Marathon Oil Corporation, that have benefited from favorable supply-and-demand dynamics. Returns from the financials area, the fund’s largest sector position, were relatively flat over the reporting period, as weakness among mortgage lenders was largely offset by better results from investment banks and brokerage firms, such as Goldman Sachs Group.

What is the fund’s current strategy?

Increasingly, we have found attractively valued opportunities among higher-quality, larger-cap stocks. Accordingly, the fund’s average weighted capitalization has shifted toward the larger end of the spectrum. In addition, as of the end of the reporting period, the fund has maintained greater exposure than its benchmark to the technology sector, where we have focused mainly on companies with healthy balance sheets and strong business prospects.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Strategic Value Fund on 9/29/95 (inception date) to a $10,000 investment made in the Russell 1000 Value Index (the “Index”) on that date. Performance for Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to the differences in charges and expenses. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all applicable fees and expenses.The Index uses company price-to-book ratios and long-term growth rates to calculate a composite ranking which is used to determine if a stock is “growth” or “value.”The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/05

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	9/29/95	12.13%	3.41%	14.17%
without sales charge	9/29/95	18.97%	4.64%	14.85%
Class B shares
with applicable redemption charge †	5/31/01	14.12%	—	4.55%
without redemption	5/31/01	18.12%	—	4.96%
Class C shares
with applicable redemption charge ††	5/31/01	17.10%	—	4.97%
without redemption	5/31/01	18.10%	—	4.97%
Class R shares	5/31/01	19.13%	—	5.68%
Class T shares
with applicable sales charge (4.5%)	5/31/01	13.19%	—	4.05%
without sales charge	5/31/01	18.53%	—	5.18%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Strategic Value Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.72	$ 10.42	$ 10.17	$ 5.81	$ 7.84
Ending value (after expenses)	$1,019.70	$1,016.30	$1,016.70	$1,021.10	$1,018.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.72	$ 10.41	$ 10.16	$ 5.80	$ 7.83
Ending value (after expenses)	$1,018.55	$1,014.87	$1,015.12	$1,019.46	$1,017.44

† Expenses are equal to the fund’s annualized expense ratio of 1.32% for Class A, 2.05% for Class B, 2.00% for
Class C, 1.14% for Class R and 1.54% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2005
Common Stocks—99.3%	Shares	Value ($)

Basic Industries—3.9%
Air Products & Chemicals	16,700	925,180
Arch Coal	16,900	1,084,980
Bowater	34,400	1,067,432
Martin Marietta Materials	43,100	3,116,992
Mosaic	69,100 [a]	1,115,965
Owens-Illinois	15,200 [a]	392,160
Walter Industries	17,200	754,564
		8,457,273
Beverages & Tobacco—2.1%
Altria Group	64,900	4,588,430
Capital Goods—11.2%
Agilent Technologies	58,200 [a]	1,871,712
Avery Dennison	19,900	1,063,456
Eaton	13,000	830,960
Emerson Electric	47,100	3,168,888
Johnson Controls	21,900	1,313,562
Navistar International	72,900 [a]	2,329,884
NCR	151,000 [a]	5,167,220
Thermo Electron	52,700 [a]	1,470,330
Tyco International	79,400	2,209,702
United Technologies	97,700	4,885,000
		24,310,714
Consumer Non-Durables—6.1%
Campbell Soup	36,100	1,061,340
Colgate-Palmolive	83,700	4,394,250
Dean Foods	37,500 [a]	1,385,250
Del Monte Foods	189,700 [a]	2,050,657
Kraft Foods, Cl. A	31,300	970,300
NIKE, Cl. B	17,100	1,349,361
Polo Ralph Lauren	40,000	1,982,000
		13,193,158
Consumer Services—10.9%
ARAMARK, Cl. B	58,800	1,606,416
Brinker International	27,400 [a]	1,017,910
Cendant	48,100	978,354
Clear Channel Communications	177,400	5,907,420
CSK Auto	31,500 [a]	527,625

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Consumer Services (continued)
Entercom Communications	29,400 [a]	983,430
Kohl’s	19,400 [a]	1,017,530
Liberty Global, Cl. A	33,948 [a]	1,722,861
McDonald’s	75,900	2,462,955
Omnicom Group	34,000	2,734,960
Payless ShoeSource	55,400 [a]	1,027,116
PHH	40,750 [a]	1,232,280
Talbots	33,600	1,031,520
Viacom, Cl. B	37,900	1,288,221
		23,538,598
Electrical & Electronics—.5%
Advanced Micro Devices	52,700 [a]	1,094,579
Electronic Technology—.9%
EMC	118,900 [a]	1,529,054
Lucent Technologies	144,500 [a]	445,060
		1,974,114
Energy—12.9%
Amerada Hess	9,900	1,258,290
BP, ADR	31,800	2,174,484
Chevron	128,078	7,863,989
ConocoPhillips	65,600	4,325,664
Cooper Cameron	16,700 [a]	1,204,905
Exxon Mobil	132,340	7,927,166
Kerr-McGee	12,989	1,143,422
Marathon Oil	29,800	1,916,438
		27,814,358
Financial Services—16.2%
American Express	18,100	999,844
American International Group	61,329	3,630,677
Chubb	51,000	4,434,960
E*TRADE Financial	66,200 [a]	1,059,200
Fannie Mae	20,700	1,056,528
Genworth Financial, Cl. A	83,300	2,679,761
Janus Capital Group	72,400	1,023,012
Merrill Lynch & Co.	67,200	3,841,152
PMI Group	94,400	3,819,424
PNC Financial Services Group	40,800	2,294,184

10

Common Stocks (continued)	Shares	Value ($)

Financial Services (continued)
Radian Group	31,300	1,601,934
St. Paul Travelers Cos.	48,700	2,094,587
SunTrust Banks	34,700	2,438,716
Washington Mutual	68,500	2,848,230
Wells Fargo & Co.	19,900	1,186,438
		35,008,647
Foods—1.0%
General Mills	48,100	2,218,372
Health Care—2.8%
Boston Scientific	75,900 [a]	2,040,192
Medco Health Solutions	25,900 [a]	1,276,093
WebMD	54,800 [a]	600,608
Wyeth	45,600	2,088,024
		6,004,917
Insurance—1.9%
CIGNA	12,200	1,406,904
Endurance Specialty Holdings	29,350	1,077,145
Reinsurance Group of America	37,300	1,600,543
		4,084,592
Interest Sensitive—11.9%
Capital One Financial	19,700	1,620,128
Citigroup	195,414	8,553,271
Freddie Mac	46,400	2,801,632
Goldman Sachs Group	32,600	3,624,468
JPMorgan Chase & Co.	176,976	5,997,716
Morgan Stanley	20,300	1,032,661
Wachovia	40,500	2,009,610
		25,639,486
Merchandising—.6%
Estee Lauder Cos., Cl. A	34,400	1,389,416
Technology—8.1%
Agere Systems	93,160 [a]	1,054,571
Automatic Data Processing	54,700	2,338,425
Ceridian	49,300 [a]	1,000,790
Fairchild Semiconductor International	129,800 [a]	2,187,130
Hewlett-Packard	102,100	2,834,296
International Business Machines	29,500	2,378,290

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Microsoft	119,400	3,271,560
Motorola	57,700	1,262,476
Solectron	298,900 [a]	1,225,490
		17,553,028
Transportation—1.5%
CSX	22,300	979,639
Union Pacific	31,400	2,143,678
		3,123,317
Utilities—6.8%
ALLTEL	33,900	2,101,461
Constellation Energy Group	19,000	1,116,250
Entergy	13,500	1,011,285
Exelon	42,700	2,301,103
Leap Wireless International	36,000 [a]	1,229,760
NRG Energy	48,400 [a]	1,936,968
PG & E	58,700	2,202,424
SBC Communications	115,700	2,786,056
		14,685,307

Total Investments (cost $191,448,547)	99.3%	214,678,306
Cash and Receivables (Net)	.7%	1,593,070
Net Assets	100.0%	216,271,376

ADR—American Depository Receipts.
[a] Non-income producing.

Portfolio Summary †

	Value (%)		Value (%)

Financial Services	16.2	Utilities	6.8
Energy	12.9	Consumer Non-Durables	6.1
Interest Sensitive	11.9	Basic Industries	3.9
Capital Goods	11.2	Health Care	2.8
Consumer Services	10.9	Other	8.5
Technology	8.1		99.3

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			191,448,547 214,678,306
Receivable for investment securities sold					3,554,304
Dividends and interest receivable					316,743
Receivable for shares of Common Stock subscribed					280,852
Prepaid expenses					41,429
				218,871,634

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					233,578
Cash overdraft due to Custodian					235,341
Payable for investment securities purchased					1,858,313
Payable for shares of Common Stock redeemed					133,008
Accrued expenses					140,018
					2,600,258

Net Assets ($)				216,271,376

Composition of Net Assets ($):
Paid-in capital				179,727,579
Accumulated undistributed investment income—net					788,165
Accumulated net realized gain (loss) on investments					12,525,873
Accumulated net unrealized appreciation
(depreciation) on investments					23,229,759

Net Assets ($)				216,271,376

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	194,491,408	11,685,077	8,748,049	541,979	804,863
Shares Outstanding	6,597,527	408,337	305,460	18,400	27,842

Net Asset Value
Per Share ($)	29.48	28.62	28.64	29.46	28.91

See notes to financial statements.
The Fund 13

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $294 foreign taxes withheld at source)	2,968,913
Interest	44,067
Income from securities lending	12,374
Total Income	3,025,354
Expenses:
Management fee—Note 3(a)	1,257,007
Shareholder servicing costs—Note 3(c)	625,791
Distribution fees—Note 3(b)	134,134
Prospectus and shareholders’ reports	84,601
Registration fees	55,105
Professional fees	33,983
Custodian fees—Note 3(c)	29,764
Directors’ fees and expenses—Note 3(d)	3,458
Interest expense—Note 2	1,447
Loan commitment fees—Note 2	647
Miscellaneous	11,252
Total Expenses	2,237,189
Investment Income—Net	788,165

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	18,551,484
Net unrealized appreciation (depreciation) on investments	16,969,635
Net Realized and Unrealized Gain (Loss) on Investments	35,521,119
Net Increase in Net Assets Resulting from Operations	36,309,284

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment income (loss)—net	788,165	(541,855)
Net realized gain (loss) on investments	18,551,484	21,963,573
Net unrealized appreciation
(depreciation) on investments	16,969,635	(6,817,381)
Net Increase (Decrease) in Net Assets
Resulting from Operations	36,309,284	14,604,337

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	34,389,020	37,409,020
Class B shares	3,392,749	4,866,655
Class C shares	3,842,551	3,876,686
Class R shares	383,432	85,113
Class T shares	651,930	138,414
Net assets received in connection with
reorganization—Note 1	61,323,097	—
Cost of shares redeemed:
Class A shares	(45,668,130)	(41,862,237)
Class B shares	(2,395,578)	(856,236)
Class C shares	(774,585)	(454,674)
Class R shares	(46,846)	(440)
Class T shares	(48,199)	(10,728)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	55,049,441	3,191,573
Total Increase (Decrease) in Net Assets	91,358,725	17,795,910

Net Assets ($):
Beginning of Period	124,912,651	107,116,741
End of Period	216,271,376	124,912,651
Undistributed investment income—net	788,165	—

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended August 31,

	2005	2004

Capital Share Transactions:
Class Aa
Shares sold	1,507,782	1,524,719
Shares issued in connection with
reorganization—Note 1	2,247,090	—
Shares redeemed	(1,637,156)	(1,741,943)
Net Increase (Decrease) in Shares Outstanding	2,117,716	(217,224)

Class B [a]
Shares sold	124,997	200,732
Shares redeemed	(87,329)	(35,791)
Net Increase (Decrease) in Shares Outstanding	37,668	164,941

Class C
Shares sold	140,309	160,421
Shares redeemed	(28,039)	(18,617)
Net Increase (Decrease) in Shares Outstanding	112,270	141,804

Class R
Shares sold	13,083	3,484
Shares redeemed	(1,646)	(17)
Net Increase (Decrease) in Shares Outstanding	11,437	3,467

Class T
Shares sold	23,576	5,681
Shares redeemed	(1,707)	(454)
Net Increase (Decrease) in Shares Outstanding	21,869	5,227

[a] During the period ended August 31, 2005, 19,655 Class B shares representing $540,163 were automatically converted to 19,129 Class A shares and during the period ended August 31, 2004, 4,139 Class B shares representing $100,106 were automatically converted to 4,059 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2005	2004	2003	2002	2001[a]

Per Share Data ($):
Net asset value, beginning of period	24.76	21.62	17.14	22.45	28.81
Investment Operations:
Investment income (loss)—net [b]	.15	(.10)	(.02)	(.07)	.11
Net realized and unrealized
gain (loss) on investments	4.57	3.24	4.50	(4.55)	(2.10)
Total from Investment Operations	4.72	3.14	4.48	(4.62)	(1.99)
Distributions:
Dividends from investment
income—net	—	—	—	(.07)	(.38)
Dividends from net realized
gain on investments	—	—	—	(.62)	(3.99)
Total Distributions	—	—	—	(.69)	(4.37)
Net asset value, end of period	29.48	24.76	21.62	17.14	22.45

Total Return (%) [c]	18.97	14.62	26.14	(21.25)	(7.38)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.25	1.37	1.43	1.48	1.29
Ratio of net investment income
(loss) to average net assets	.55	(.41)	(.12)	(.31)	.43
Portfolio Turnover Rate	123.17	115.26	36.93	35.71	337.44

Net Assets, end of period ($ x 1,000)	194,491	110,939	101,555	120,206	119,455

[a]	The fund changed to a five class fund on June 1, 2001.The existing shares were redesignated Class A shares.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class B Shares	2005	2004	2003	2002	2001[a]

Per Share Data ($):
Net asset value, beginning of period	24.21	21.28	16.98	22.40	24.04
Investment Operations:
Investment (loss)—net [b]	(.06)	(.25)	(.14)	(.17)	(.02)
Net realized and unrealized
gain (loss) on investments	4.47	3.18	4.44	(4.55)	(1.62)
Total from Investment Operations	4.41	2.93	4.30	(4.72)	(1.64)
Distributions:
Dividends from investment
income—net	—	—	—	(.08)	—
Dividends from net realized
gain on investments	—	—	—	(.62)	—
Total Distributions	—	—	—	(.70)	—
Net asset value, end of period	28.62	24.21	21.28	16.98	22.40

Total Return (%) [c]	18.12	13.86	25.32	(21.79)	(6.82)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.04	2.03	2.11	2.07	.57[d]
Ratio of net investment
(loss) to average net assets	(.23)	(1.03)	(.78)	(.82)	(.09)[d]
Portfolio Turnover Rate	123.17	115.26	36.93	35.71	337.44

Net Assets, end of period ($ x 1,000)	11,685	8,975	4,377	2,763	258

[a]	From June 1, 2001 (commencement of initial offering) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

		Year Ended August 31,

Class C Shares	2005	2004	2003	2002	2001[a]

Per Share Data ($):
Net asset value, beginning of period	24.23	21.29	16.99	22.39	24.04
Investment Operations:
Investment (loss)—net [b]	(.05)	(.24)	(.13)	(.18)	(.01)
Net realized and unrealized
gain (loss) on investments	4.46	3.18	4.43	(4.53)	(1.64)
Total from Investment Operations	4.41	2.94	4.30	(4.71)	(1.65)
Distributions:
Dividends from investment
income—net	—	—	—	(.07)	—
Dividends from net realized
gain on investments	—	—	—	(.62)	—
Total Distributions	—	—	—	(.69)	—
Net asset value, end of period	28.64	24.23	21.29	16.99	22.39

Total Return (%) [c]	18.10	13.90	25.31	(21.73)	(6.86)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.99	1.99	2.08	2.08	.57[d]
Ratio of net investment
(loss) to average net assets	(.19)	(.97)	(.74)	(.86)	(.06)[d]
Portfolio Turnover Rate	123.17	115.26	36.93	35.71	337.44

Net Assets, end of period ($ x 1,000)	8,748	4,681	1,094	483	124

[a]	From June 1, 2001 (commencement of initial offering) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class R Shares	2005	2004	2003	2002	2001[a]

Per Share Data ($):
Net asset value, beginning of period	24.71	21.52	17.02	22.38	24.04
Investment Operations:
Investment income (loss)—net [b]	.18	(.04)	.01	.01	(.04)
Net realized and unrealized
gain (loss) on investments	4.57	3.23	4.49	(4.67)	(1.62)
Total from Investment Operations	4.75	3.19	4.50	(4.66)	(1.66)
Distributions:
Dividends from investment
income—net	—	—	—	(.08)	—
Dividends from net realized
gain on investments	—	—	—	(.62)	—
Total Distributions	—	—	—	(.70)	—
Net asset value, end of period	29.46	24.71	21.52	17.02	22.38

Total Return (%)	19.13	14.92	26.44	(21.52)	(6.91)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.16	1.13	1.19	1.11	.60[c]
Ratio of net investment income
(loss) to average net assets	.65	(.17)	.06	.06	(.19)[c]
Portfolio Turnover Rate	123.17	115.26	36.93	35.71	337.44

Net Assets, end of period ($ x 1,000)	542	172	75	88	1

[a]	From June 1, 2001 (commencement of initial offering) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

20

		Year Ended August 31,

Class T Shares	2005	2004	2003	2002	2001[a]

Per Share Data ($):
Net asset value, beginning of period	24.37	21.31	16.94	22.35	24.04
Investment Operations:
Investment income (loss)—net [b]	.06	(.15)	(.04)	(.14)	(.07)
Net realized and unrealized
gain (loss) on investments	4.48	3.21	4.41	(4.60)	(1.62)
Total from Investment Operations	4.54	3.06	4.37	(4.74)	(1.69)
Distributions:
Dividends from investment
income—net	—	—	—	(.05)	—
Dividends from net realized
gain on investments	—	—	—	(.62)	—
Total Distributions	—	—	—	(.67)	—
Net asset value, end of period	28.91	24.37	21.31	16.94	22.35

Total Return (%) [c]	18.53	14.45	25.80	(21.86)	(7.07)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.58	1.68	1.61	1.94	.73[d]
Ratio of net investment income
(loss) to average net assets	.20	(.63)	(.20)	(.72)	(.32)[d]
Portfolio Turnover Rate	123.17	115.26	36.93	35.71	337.44

Net Assets, end of period ($ x 1,000)	805	146	16	3	1

[a]	From June 1, 2001 (commencement of initial offering) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Strategic Value Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

As of the close of business on April 18, 2005, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Large Company Value Fund, a series of Dreyfus Growth and Value Funds, Inc., were transferred to the fund. Shareholders of Dreyfus Large Company Value Fund received Class A shares of the fund, in an amount equal to the aggregate net asset value of their investment in Dreyfus Large Company Value Fund at the time of the exchange.The net asset value of the fund’s Class A shares at the close of business on April 18, 2005, after the reorganization, was $27.29 per share, and a total of 2,247,090 Class A shares representing net assets of $61,323,097 (including $7,565,590 net unrealized appreciation on investments), were issued to Dreyfus Large Company Value Fund shareholders in the exchange.The exchange was a tax-free event to shareholders.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales

22

charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments in registered investment companies are valued at their net asset value. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified

24

institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $8,709,418 undistributed capital gains $6,160,327 and unrealized appreciation $21,674,052.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2005, as a result of permanent book to tax differences primarily due to the tax treatment for the reversal of wash sales from the merger with Dreyfus Large Company Value Fund, the fund decreased accumulated net realized gain (loss) on investments by $207,402 and increased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2005, was approximately $41,900 with a related weighted average annualized interest rate of 3.45% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2005, the Distributor retained $23,014 and $101 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $25,146 and $1,344 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares,

26

respectively, and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2005, Class B, Class C and Class T shares were charged $81,354, $51,523 and $1,257, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2005, Class A, Class B, Class C and Class T shares were charged $372,844, $27,118, $17,174 and $1,257, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $107,908 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2005, the fund was charged $29,764 pursuant to the custody agreement.

During the period ended August 31, 2005, the fund was charged $3,506 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $137,987, Rule 12b-1 distribution plan fees $13,087, shareholder services plan fees $45,895, custody fees $9,418, chief compliance officer fees $1,533 and transfer agency per account fees $25,658.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and $52,056,900 of securities received pursuant to the merger with Dreyfus Large Company Value Fund, during the period ended August 31, 2005, amounted to $180,342,250 and $175,745,431, respectively.

At August 31, 2005, the cost of investments for federal income tax purposes was $193,004,254; accordingly, accumulated net unrealized appreciation on investments was $21,674,052, consisting of $27,376,832 gross unrealized appreciation and $5,702,780 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims.

28

Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Strategic Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Strategic Value Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2005 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Strategic Value Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York October 14, 2005
30

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on March 14, 2005, the Board considered the re-approval for an annual period of the Fund’s Management Agreement, pursuant to which the Manager provides the Fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940,as amended) of the Fund,were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the Fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the Fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the Fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the Fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the Fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the Fund, as well as the Fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day Fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the Fund’s perfor-mance,management fee and expense ratios and placed significant empha-

The Fund 31

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

sis on comparisons to a group of comparable funds and Lipper category averages, as applicable. The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund. The Board members discussed the results of the comparisons for various periods ended January 31, 2005, and noted that the Fund’s performance was higher than the comparison group averages for the 1-year and 3-year periods and higher than the Lipper category averages for the 1-year, 3-year and 5-year periods, but was lower than the comparison group average for the 5-year period.The Board members also discussed the Fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Fund’s management fee was ranked in the top half (i.e., lower than most others) of the comparison group funds.The Board noted that the Fund’s total expense ratio was higher than the Fund’s comparison group average, but was lower than the Lipper category average.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Similar Funds”), and by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the Fund; it was noted that the Similar Funds were mutual funds included in the “multi-cap value” funds category by Lipper.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided; it was noted that the Similar Funds had the same management fee as the fee borne by the

32

Fund.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager to evaluate the appropriateness and reasonableness of the Fund’s advisory fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the Fund.The Board members evaluated the analysis in light of the relevant circumstances for the Fund, and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to the Manager from acting as investment adviser and reviewed the soft dollar arrangements with respect to trading the Fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the Fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have

The Fund 33

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the Fund was not unreasonable given the Fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the Fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was satisfied with the Fund’s overall performance.
  The Board concluded that the fee paid to the Manager by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the Fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the Fund had been adequately considered by the Manager in connection with the management fee rate charged to the Fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Fund’s Management Agreement was in the best interests of the Fund and its shareholders.

34

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
• Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————
David P. Feldman (65) Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee

Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 58

———————
Ehud Houminer (65) Board Member (1993)

Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)

Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman

No. of Portfolios for which Board Member Serves: 36

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (75) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 25
———————
T. John Szarkowski (79) Board Member (1996)
Principal Occupation During Past 5 Years:
• Consultant in Photography
Other Board Memberships and Affiliations:
• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 25
———————
Anne Wexler (75) Board Member (1996)
Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern- ment relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JAMES BITETTO, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board, Chief Executive	Assistant General Counsel and Assistant
Officer and Chief Operating Officer of the	Secretary of the Manager, and an officer of 91
Manager, and an officer of 90 investment	investment companies (comprised of 200
companies (comprised of 184 portfolios)	portfolios) managed by the Manager. He is 39
managed by the Manager. Mr. Canter also is a	years old and has been an employee of the
Board member and, where applicable, an	Manager since December 1996.

Executive Committee Member of the other	JONI LACKS CHARATAN, Vice President
investment management subsidiaries of Mellon	and Assistant Secretary since
Financial Corporation, each of which is an	August 2005.
affiliate of the Manager. He is 60 years old and
has been an employee of the Manager since	Assistant General Counsel and Assistant
May 1995.	Secretary of the Manager, and an officer of 91
investment companies (comprised of 200
STEPHEN R. BYERS, Executive Vice	portfolios) managed by the Manager. She is 49
President since November 2002.	years old and has been an employee of the
Chief Investment Officer,Vice Chairman and a	Manager since October 1998.

director of the Manager, and an officer of 90	JOSEPH M. CHIOFFI, Vice President and
investment companies (comprised of 184	Assistant Secretary since August 2005.
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive	Assistant General Counsel and Assistant
Committee Member of certain other	Secretary of the Manager, and an officer of 91
investment management subsidiaries of Mellon	investment companies (comprised of 200
Financial Corporation, each of which is an	portfolios) managed by the Manager. He is 43
affiliate of the Manager. He is 52 years old and	years old and has been an employee of the
has been an employee of the Manager since	Manager since July 2000.
January 2000.	JANETTE E. FARRAGHER, Vice President
MARK N. JACOBS, Vice President since	and Assistant Secretary since
March 2000.	August 2005.
Executive Vice President, Secretary and	Associate General Counsel of the Manager,
General Counsel of the Manager, and an	and an officer of 91 investment companies
officer of 91 investment companies (comprised	(comprised of 200 portfolios) managed by the
of 200 portfolios) managed by the Manager.	Manager. She is 42 years old and has been an
He is 59 years old and has been an employee	employee of the Manager since February 1984.
of the Manager since June 1977.	JOHN B. HAMMALIAN, Vice President and
MICHAEL A. ROSENBERG, Vice President	Assistant Secretary since August 2005.
and Secretary since August 2005.	Associate General Counsel of the Manager,
Associate General Counsel of the Manager,	and an officer of 91 investment companies
and an officer of 91 investment companies	(comprised of 200 portfolios) managed by the
(comprised of 200 portfolios) managed by the	Manager. He is 42 years old and has been an
Manager. He is 45 years old and has been an	employee of the Manager since February 1991.
employee of the Manager since October 1991.

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and	ROBERT SVAGNA, Assistant Treasurer
Assistant Secretary since August 2005.	since December 2002.
Associate General Counsel of the Manager,	Senior Accounting Manager – Equity Funds of
and an officer of 91 investment companies	the Manager, and an officer of 91 investment
(comprised of 200 portfolios) managed by the	companies (comprised of 200 portfolios)
Manager. He is 53 years old and has been an	managed by the Manager. He is 38 years old
employee of the Manager since May 1986.	and has been an employee of the Manager

JEFF PRUSNOFSKY, Vice President and	since November 1990.
Assistant Secretary since August 2005.	KENNETH J. SANDGREN, Assistant
Associate General Counsel of the Manager,	Treasurer since November 2001.
and an officer of 91 investment companies	Mutual Funds Tax Director of the Manager,
(comprised of 200 portfolios) managed by the	and an officer of 91 investment companies
Manager. He is 40 years old and has been an	(comprised of 200 portfolios) managed by the
employee of the Manager since October 1990.	Manager. He is 51 years old and has been an

JAMES WINDELS, Treasurer since	employee of the Manager since June 1993.
November 2001.	JOSEPH W. CONNOLLY, Chief Compliance
Director – Mutual Fund Accounting of the	Officer since October 2004.
Manager, and an officer of 91 investment	Chief Compliance Officer of the Manager and
companies (comprised of 200 portfolios)	The Dreyfus Family of Funds (91 investment
managed by the Manager. He is 46 years old	companies, comprising 200 portfolios). From
and has been an employee of the Manager	November 2001 through March 2004, Mr.
since April 1985.	Connolly was first Vice-President, Mutual

GREGORY S. GRUBER, Assistant	Fund Servicing for Mellon Global Securities
Treasurer since August 2005.	Services. In that capacity, Mr. Connolly was
responsible for managing Mellon’s Custody,
Senior Accounting Manager – Municipal Bond	Fund Accounting and Fund Administration
Funds of the Manager, and an officer of 91	services to third-party mutual fund clients.
investment companies (comprised of 200	He is 48 years old and has served in various
portfolios) managed by the Manager. He is 46	capacities with the Manager since 1980,
years old and has been an employee of the	including manager of the firm’s Fund
Manager since August 1981.	Accounting Department from 1997 through
ERIK D. NAVILOFF, Assistant Treasurer	October 2001.
since August 2005.	WILLIAM GERMENIS, Anti-Money
Senior Accounting Manager – Taxable Fixed	Laundering Compliance Officer since
Income Funds of the Manager, and an officer	October 2002.
of 91 investment companies (comprised of 200	Vice President and Anti-Money Laundering
portfolios) managed by the Manager. He is 37	Compliance Officer of the Distributor, and the
years old and has been an employee of the	Anti-Money Laundering Compliance Officer
Manager since November 1992.	of 88 investment companies (comprised of 197
ROBERT ROBOL, Assistant Treasurer	portfolios) managed by the Manager. He is 35
since August 2005.	years old and has been an employee of the
Distributor since October 1998.
Senior Accounting Manager – Money Market
Funds of the Manager, and an officer of 91
investment companies (comprised of 200
portfolios) managed by the Manager. He is 41
years old and has been an employee of the
Manager since October 1988.

38

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Strategic Value Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Information About the Review and Approval
of the Fund’s Management Agreement
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier Structured Large Cap Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Structured Large Cap Value Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Oliver Buckley.

On average, stock prices ended the reporting period higher than where they began. However, most of the market’s gains occurred during the closing months of 2004. So far in 2005, positive factors, including steady economic growth and higher corporate profits, were largely offset by headwinds, such as sharply higher energy prices and rising short-term interest rates. Midcap stocks produced higher returns than small-cap stocks in this environment, and small-cap stocks outperformed large-cap stocks. Also, value-oriented stocks have generally produced better results than their more growth-oriented counterparts during the past 12 months.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other lingering consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook.Nonetheless,our economists currently expect the economy to continue to grow without either entering a recession or triggering a significant acceleration of infla-tion.As always, we encourage you to discuss the potential implications of these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Oliver Buckley, Portfolio Manager
How did Dreyfus Premier Structured Large Cap Value Fund perform relative to its benchmark?

For the 12-month period ended August 31,2005,the fund produced total returns of 17.34% for Class A shares,16.50% for Class B shares,16.44% for Class C shares, 17.68% for Class R shares and 17.02% for Class T shares.1 In comparison, the fund’s benchmark, the Russell 1000 Value Index (the “Index”), provided a 16.86% total return for the same period.2

Stocks rallied strongly during the final weeks of 2004 as investors looked forward to stronger economic growth, but the market gained only modest value over the first eight months of 2005,when rising interest rates and soaring energy prices weighed on investor sentiment.The fund’s returns were in line with its benchmark, primarily due to the success of our security selection strategy among housing-related companies and retailers.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of companies included in the Russell 1000 Value Index at the time of purchase.The fund’s stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings.

We select stocks using a “bottom-up” structured approach that seeks to identify undervalued securities through a quantitative screening process. This process is driven by computer models that identify and rank stocks based on:

  Fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises;
  Relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models’ overall stock universe;
The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)
  Long-term growth, based on measures that reflect changes in estimated long-term earnings growth over multiple time periods; and
  Additional factors, such as technical factors, trading by company insiders or share issuance/buyback data.

We select what we believe to be the most attractive of the top-ranked securities for the fund. We will generally sell a stock that falls below the median ranking, and we may reinvest the proceeds in a top-ranked security in order to remain fully invested. We attempt to maintain a neutral exposure to sectors relative to the Russell 1000 Value Index. Within each sector, we overweight the most attractive stocks and underweight or avoid the stocks that have been ranked least attractive.

What other factors influenced the fund’s performance?

Although we choose investments based on our disciplined security selection process, and not according to broad economic or market trends, it is worth noting that large-cap stocks were influenced during the reporting period by shifts in investors’ economic expectations. Early in the reporting period, stocks generally failed to advance due to uncertainty in advance of the U.S. presidential election. After the election concluded and signs of more robust economic growth emerged, stocks rallied strongly. However, the rally sputtered soon after 2005 began as investors grew concerned that rising interest rates and surging energy prices might constrain economic growth.

In this environment, we continued to employ our “bottom-up” security selection process, which helped us identify some of the market’s better-performing stocks. For example, a number of home-builders — including DR Horton and KB HOME — met our growth, value and momentum criteria in a persistently strong U.S. housing market. The fund also participated in gains posted by mortgages lenders and title insurance companies, such as First American Corp., that benefited from robust housing activity.

A number of retailers also met our investment criteria during the reporting period. For example, the fund participated in gains from

4

apparel retailer American Eagle Outfitters, which apparently offered the right fashions to its teenage customers, and Sears Holdings, which benefited when investors recognized the value of its real estate assets. In other areas, the fund received positive contributions to performance from video game developer Activision, which continued to outperform its competition.

As is to be expected from a diversified portfolio, these strong results were partially offset by a handful of disappointments.While the fund participated substantially in the rally of energy stocks during the reporting period, our selections within the sector did not match the results posted by the benchmark’s energy component. In addition, the fund’s relatively light exposure to utilities stocks limited its participation in the sector’s gains.

What is the fund’s current strategy?

We recently began to reduce the fund’s exposure to homebuilding stocks, which have been slipping in our model’s rankings. Despite the magnitude of their recent rally, we have continued to emphasize energy stocks, which we believe may post further gains if oil and gas prices stay high. Otherwise, we have continued to identify potential opportunities through company-by-company research into the growth prospects and valuations of large-cap stocks.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Structured Large Cap Value Fund on 12/31/03 (inception date) to a $10,000 investment made in the Russell 1000 Value Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/05

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	12/31/03	10.56%	9.00%
without sales charge	12/31/03	17.34%	12.92%
Class B shares
with applicable redemption charge †	12/31/03	12.50%	9.84%
without redemption	12/31/03	16.50%	12.08%
Class C shares
with applicable redemption charge ††	12/31/03	15.44%	12.04%
without redemption	12/31/03	16.44%	12.04%
Class R shares	12/31/03	17.68%	13.22%
Class T shares
with applicable sales charge (4.5%)	12/31/03	11.78%	9.57%
without sales charge	12/31/03	17.02%	12.63%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Structured Large Cap Value Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.41	$ 11.25	$ 11.35	$ 6.15	$ 8.63
Ending value (after expenses)	$1,014.30	$1,010.20	$1,010.30	$1,016.40	$1,013.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.43	$ 11.27	$ 11.37	$ 6.16	$ 8.64
Ending value (after expenses)	$1,017.85	$1,014.01	$1,013.91	$1,019.11	$1,016.64

† Expenses are equal to the fund’s annualized expense ratio of 1.46% for Class A, 2.22% for Class B, 2.24% for Class C, 1.21% for Class R and 1.70% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2005
Common Stocks—101.2%	Shares		Value ($)

Banking—14.1%
Bank of America	2,900		124,787
SunTrust Banks	900		63,252
Wachovia	1,500		74,430
Washington Mutual	1,600		66,528
Wells Fargo & Co.	700		41,734
			370,731
Commercial & Professional Services—.9%
Ingram Micro, Cl. A	1,400	[a]	24,514
Communications—4.3%
CenturyTel	400		14,360
SBC Communications	2,600		62,608
Verizon Communications	1,100		35,981
			112,949
Consumer Durables—3.2%
Activision	700	[a]	15,645
DR Horton	766		28,281
Goodyear Tire & Rubber	1,600	[a,b]	26,880
KB HOME	200		14,832
			85,638
Consumer Non-Durables—2.8%
Kimberly-Clark	500		31,160
Pepsi Bottling Group	800		23,584
Pilgrim’s Pride	300		10,170
UST	200		8,512
			73,426
Consumer Services—5.5%
Cendant	2,700		54,918
McDonald’s	1,000		32,450
Walt Disney	2,300		57,937
			145,305
Electronic Technology—5.1%
Apple Computer	300	[a]	14,079
General Dynamics	300		34,377
Lockheed Martin	300		18,672
Northrop Grumman	1,200		67,308
			134,436

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares		Value ($)

Energy Minerals—15.2%
Chevron	1,700		104,380
ConocoPhillips	1,400		92,316
Exxon Mobil	3,400		203,660
			400,356
Finance—19.7%
American International Group	100		5,920
Bear Stearns Cos.	400		40,200
CBL & Associates Properties	400		16,968
Cincinnati Financial	540		22,129
CIT Group	300		13,584
Citigroup	900		39,393
Comerica	200		12,098
Countrywide Financial	1,300		43,927
First American	500		20,805
Friedman Billings Ramsey Group Cl. A	1,300	[b]	15,210
Host Marriott	400		6,996
KeyCorp	1,200	[b]	39,744
Lehman Brothers Holdings	200		21,132
Loews	400		35,076
MetLife	1,300		63,674
National City	1,900		69,597
Prudential Financial	600		38,622
SL Green Realty	200		13,226
			518,301
Health Technology—7.5%
Applera—Applied Biosystems Group	500		10,750
Becton, Dickinson & Co.	200		10,526
Invitrogen	500	[a]	42,365
Merck & Co.	1,200		33,876
Pfizer	2,300		58,581
Universal Health Services, Cl. B	700		35,777
Wyeth	100		4,579
			196,454
Industrial Services—.7%
Waste Management	700		19,201
Non-Energy Minerals—3.2%
Louisiana-Pacific	700		17,703

10

Common Stocks (continued)	Shares	Value ($)

Non-Energy Minerals (continued)
Nucor	400	22,592
Phelps Dodge	400	43,012
		83,307
Process Industries—2.2%
Archer-Daniels-Midland	1,200	27,012
Rohm & Haas	300	13,023
Sigma-Aldrich	300	18,720
		58,755
Producer Manufacturing—4.1%
Autoliv	600	26,700
Avery Dennison	200	10,688
General Electric	2,100	70,581
		107,969
Retail Trade—1.5%
American Eagle Outfitters	1,400	40,082
Technology Services—1.7%
Caremark Rx	300 [a]	14,019
CIGNA	200	23,064
Community Health Systems	200 [a]	7,366
		44,449
Transportation—2.8%
Burlington Northern Santa Fe	400	21,208
CSX	400	17,572
Norfolk Southern	1,000	35,610
		74,390
Utilities—6.7%
American Electric Power	600	22,308
CMS Energy	2,000 [a]	32,200
Duke Energy	600	17,394
Edison International	700	31,521
KeySpan	300	11,451
ONEOK	700	23,800
PG&E	1,000	37,520
		176,194
Total Common Stocks
(cost $2,397,681)		2,666,457

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Investment of Cash Collateral
for Securities Loaned—2.8%	Shares	Value ($)

Registered Investment Company:
Dreyfus Institutional Cash Advantage Plus Fund
(cost $75,100)	75,100 [c]	75,100

Total Investments (cost $2,472,781)	104.0%	2,741,557
Liabilities, Less Cash and Receivables	(4.0%)	(106,679)
Net Assets	100.0%	2,634,878

[a] Non-income producing.
[b] All or a portion of these securities are on loan. At August 31, 2005, the total market value of the fund’s securities on loan is $73,434 and the total market value of the collateral held is $75,100.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Finance	19.7	Electronic Technology	5.1
Energy Minerals	15.2	Communications	4.3
Banking	14.1	Producer Manufacturing	4.1
Health Technology	7.5	Other	21.8
Utilities	6.7
Consumer Services	5.5		104.0

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
				Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan valued at $73,434)—Note 1(b):
Unaffiliated issuers				2,397,681	2,666,457
Affiliated issuers				75,100	75,100
Cash					9,453
Prepaid expenses					16,055
Dividends receivable					8,669
					2,775,734

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					952
Liability for securities on loan					75,100
Accrued expenses and other liabilities					64,804
					140,856

Net Assets ($)					2,634,878

Composition of Net Assets ($):
Paid-in capital					2,234,142
Accumulated undistributed investment income—net					9,878
Accumulated net realized gain (loss) on investments					122,082
Accumulated net unrealized appreciation
(depreciation) on investments					268,776

Net Assets ($)					2,634,878

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	499,492	561,711	590,395	495,300	487,980
Shares Outstanding	33,547	37,953	39,908	33,205	32,835

Net Asset Value
Per Share ($)	14.89	14.80	14.79	14.92	14.86

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Income:
Cash dividends	59,438
Income from securities lending	66
Total Income	59,504
Expenses:
Investment advisory fee—Note 3(a)	18,297
Registration fees	49,086
Professional fees	29,534
Distribution fees—Note 3(b)	8,972
Shareholder servicing costs—Note 3(c)	6,209
Prospectus and shareholders’ reports	5,740
Custodian fees—Note 3(c)	2,930
Directors’ fees and expenses—Note 3(d)	198
Miscellaneous	8,372
Total Expenses	129,338
Less—expense reimbursement from
The Dreyfus Corporation due to undertaking—Note 3(a)	(84,945)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(610)
Net Expenses	43,783
Investment income—Net	15,721

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	131,552
Net unrealized appreciation (depreciation) on investments	223,211
Net Realized and Unrealized Gain (Loss) on Investments	354,763
Net Increase in Net Assets Resulting from Operations	370,484

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004 [a]

Operations ($):
Investment income—net	15,721	8,520
Net realized gain (loss) on investments	131,552	30,555
Net unrealized appreciation
(depreciation) on investments	223,211	45,565
Net Increase (Decrease) in Net Assets
Resulting from Operations	370,484	84,640

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(4,736)	—
Class B shares	(2,014)	—
Class C shares	(2,035)	—
Class R shares	(5,838)	—
Class T shares	(3,712)	—
Net realized gain on investments:
Class A shares	(7,840)	—
Class B shares	(8,810)	—
Class C shares	(8,596)	—
Class R shares	(7,859)	—
Class T shares	(7,840)	—
Total Dividends	(59,280)	—

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	9,589	409,428
Class B shares	21,404	448,541
Class C shares	70,125	430,257
Class R shares	2,000	401,000
Class T shares	—	400,000

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended August 31,

	2005	2004 [a]

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	12,576	—
Class B shares	9,632	—
Class C shares	9,771	—
Class R shares	13,697	—
Class T shares	11,552	—
Cost of shares redeemed:
Class A shares	(10,337)	—
Class B shares	(105)	—
Class C shares	(96)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	149,808	2,089,226
Total Increase (Decrease) in Net Assets	461,012	2,173,866

Net Assets ($):
Beginning of Period	2,173,866	—
End of Period	2,634,878	2,173,866
Undistributed investment income—net	9,878	33,587

16

	Year Ended August 31,

	2005	2004 [a]

Capital Share Transactions:
Class A
Shares sold	644	32,724
Shares issued for dividends reinvested	909	—
Shares redeemed	(730)	—
Net Increase (Decrease) in Shares Outstanding	823	32,724

Class B
Shares sold	1,478	35,786
Shares issued for dividends reinvested	696	—
Shares redeemed	(7)	—
Net Increase (Decrease) in Shares Outstanding	2,167	35,786

Class C
Shares sold	4,846	34,363
Shares issued for dividends reinvested	706	—
Shares redeemed	(7)	—
Net Increase (Decrease) in Shares Outstanding	5,545	34,363

Class R
Shares sold	139	32,076
Shares issued for dividends reinvested	990	—
Net Increase (Decrease) in Shares Outstanding	1,129	32,076

Class T
Shares sold	—	32,000
Shares issued for dividends reinvested	835	—
Net Increase (Decrease) in Shares Outstanding	835	32,000

a From December 31, 2003 (commencement of operations) to August 31, 2004.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended August 31,

Class A Shares	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	13.05	12.50
Investment Operations:
Investment income—net [b]	.14	.08
Net realized and unrealized
gain (loss) on investments	2.10	.47
Total from Investment Operations	2.24	.55
Distributions:
Dividends from investment income—net	(.15)	—
Dividends from net realized gain on investments	(.25)	—
Total distributions	(.40)	—
Net asset value, end of period	14.89	13.05

Total Return (%) [c]	17.34	4.40[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.96	7.32[d]
Ratio of net expenses to average net assets	1.47	1.00[d]
Ratio of net investment income
to average net assets	.97	.61[d]
Portfolio Turnover Rate	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	499	427

[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized
See notes to financial statements.

18

	Year Ended August 31,

Class B Shares	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	12.98	12.50
Investment Operations:
Investment income—net [b]	.03	.01
Net realized and unrealized
gain (loss) on investments	2.10	.47
Total from Investment Operations	2.13	.48
Distributions:
Dividends from investment income—net	(.06)	—
Dividends from net realized gain on investments	(.25)	—
Total distributions	(.31)	—
Net asset value, end of period	14.80	12.98

Total Return (%) [c]	16.50	3.84[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.71	7.84[d]
Ratio of net expenses to average net assets	2.23	1.51[d]
Ratio of net investment income
to average net assets	.21	.11[d]
Portfolio Turnover Rate	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	562	465

[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
	Year Ended August 31,

Class C Shares	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	12.98	12.50
Investment Operations:
Investment income—net [b]	.03	.01
Net realized and unrealized
gain (loss) on investments	2.09	.47
Total from Investment Operations	2.12	.48
Distributions:
Dividends from investment income—net	(.06)	—
Dividends from net realized gain on investments	(.25)	—
Total distributions	(.31)	—
Net asset value, end of period	14.79	12.98

Total Return (%) [c]	16.44	3.84[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.71	7.83[d]
Ratio of net expenses to average net assets	2.24	1.51[d]
Ratio of net investment income
to average net assets	.20	.11[d]
Portfolio Turnover Rate	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	590	446

[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

	Year Ended August 31,

Class R Shares	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	13.07	12.50
Investment Operations:
Investment income—net [b]	.17	.10
Net realized and unrealized
gain (loss) on investments	2.11	.47
Total from Investment Operations	2.28	.57
Distributions:
Dividends from investment income—net	(.18)	—
Dividends from net realized gain on investments	(.25)	—
Total distributions	(.43)	—
Net asset value, end of period	14.92	13.07

Total Return (%)	17.68	4.56[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.70	7.15[c]
Ratio of net expenses to average net assets	1.22	.84[c]
Ratio of net investment income
to average net assets	1.22	.78[c]
Portfolio Turnover Rate	82.50	57.46[c]

Net Assets, end of period ($ x 1,000)	495	419

[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)
	Year Ended August 31,

Class T Shares	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	13.03	12.50
Investment Operations:
Investment income—net [b]	.10	.06
Net realized and unrealized
gain (loss) on investments	2.10	.47
Total from Investment Operations	2.20	.53
Distributions:
Dividends from investment income—net	(.12)	—
Dividends from net realized gain on investments	(.25)	—
Total distributions	(.37)	—
Net asset value, end of period	14.86	13.03

Total Return (%) [c]	17.02	4.24[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.20	7.49[d]
Ratio of net expenses to average net assets	1.71	1.17[d]
Ratio of net investment income
to average net assets	.72	.44[d]
Portfolio Turnover Rate	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	488	417

[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Structured Large Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund.The fund’s investment objective is long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Franklin Portfolio Associates, LLC (“Franklin Portfolio”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2005, MBC Investment Corp., an indirect subsidiary of Mellon Financial, held 32,909 Class A shares, 32,696 Class B shares, 32,701 Class C shares, 32,987 Class R shares and 32,835 Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but

24

before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $72,426, undistributed capital gains $60,162 and unrealized appreciation $268,148.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2005 were as follows: ordinary income $59,035 and long-term capital gains $245.

During the period ended August 31, 2005, as a result of permanent book to tax differences primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $21,095, increased accumulated net realized gain (loss) on investments by $819 and increased paid-in capital by $20,276. Net assets were not affected by this reclassification.

26

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2005, the fund did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken from September 1, 2004 through August 31, 2006 that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $84,945 during the period ended August 31, 2005.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 to $100 million	25%
$100 million to $1 billion	20%
$1 billion to $1.5 billion	16%
$1.5 billion or more	10%

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2005, the Distributor retained $1 from commissions earned on sales of the fund’s Class A shares and $4 from contingent deferred sales charges on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2005, Class B, Class C and Class T shares were charged $3,913, $3,902 and $1,157, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2005, Class A, Class B, Class C and Class T shares were charged $1,169, $1,304, $1,301 and $1,157, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $615 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2005, the fund was charged $2,930 pursuant to the custody agreement.

28

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $1,674, Rule 12b-1 distribution plan fees $834, shareholder services plan fees $453, custodian fees $352, chief compliance officer fees $1,533 and transfer agency per account fees $107, which are offset against an expense reimbursement currently in effect in the amount of $4,001.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2005, amounted to $2,162,626, and $2,006,863, respectively.

At August 31, 2005, the cost of investments for federal income tax purposes was $2,473,409; accordingly, accumulated net unrealized appreciation on investments was $268,148, consisting of $309,416 gross unrealized appreciation and $41,268 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Structured Large Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Structured Large Cap Value Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2005 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Structured Large Cap Value Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 14, 2005
The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 47.66% of the ordinary dividends paid during the fiscal year ended August 31, 2005 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $44,465 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.Also, the fund designates $.0015 per share as a long-term capital gain distribution of the $.2450 per share paid on December 8, 2004.

32

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on March 14, 2005, the Board considered the re-approval for an annual period of the Fund’s Management Agreement, pursuant to which the Manager provides the Fund with investment advisory and administrative services and the Board also considered the re-approval of the Fund’s Sub-Investment Advisory Agreement with Franklin Portfolio Associates, LLC (“Franklin Associates”), an affiliate of the Manager, pursuant to which Franklin Associates provides day-to-day management of the Fund’s investments subject to the Manager’s oversight.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Franklin Associates.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the Fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the Fund pursuant to its Management Agreement, and by Franklin Associates pursuant to the Sub-Investment Advisory Agreement.The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager. The Manager’s representatives reviewed the Fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution of the Fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the Fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the Fund, as well as the Fund’s asset size.

The Board members also considered the Manager’s and Franklin Associates’ research and portfolio management capabilities and that the Manager also provides oversight of day-to-day Fund operations, including

The Fund 33

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure, as well as the Manager’s supervisory activities over Franklin Associates.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the Fund’s performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper category averages, as applicable. The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the Fund.The Board members discussed the results of the comparisons for the 1-year period ended January 31, 2005 (the Fund commenced operations in December 2003), and noted that the Fund’s performance was higher than the comparison group and Lipper category averages for such period.The Board members also discussed the Fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Fund’s management fee was lower than seven of the nine funds in the comparison group. The Board noted that the Manager, and not the Fund, paid Franklin Associates for its services pursuant to the Sub-Investment Advisory Agreement. The Board noted that the Fund’s total expense ratio (after fee waivers and/or expense reimbursements by the Manager) was lower than the comparison group average, but was higher than the Lipper category average.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates, including Franklin Associates, by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Similar Funds”), and by other accounts managed or sub-advised by the Manager, Franklin Associates or their affiliates with similar investment objectives, policies and strategies as the Fund (the “Separate Accounts”

34

and, collectively with the Similar Funds, the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the Fund; it was noted that the Similar Funds were mutual funds included in the “multi-cap value” funds category by Lipper. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided; it was noted that the Similar Funds had management fees that were the same as the fee borne by the Fund.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager and Franklin Associates to evaluate the appropriateness and reasonableness of the Fund’s advisory fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the Fund.The Board members evaluated the analysis in light of the relevant circumstances for the Fund, and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.The Board noted that it appeared that the benefits of any

The Fund 35

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.The Board members also considered potential benefits to the Manager and Franklin Associates from acting as investment adviser and sub-investment adviser, respectively, and reviewed the soft dollar arrangements with respect to trading the Fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the Fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the Fund, pays Franklin Associates pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Franklin Associates’ profitability to be relevant to their deliberations.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the Fund was not unreasonable given the Fund’s overall performance and generally superior service levels provided.The Board also noted the current fee waiver and expense reimbursement arrangement and its effect on the profitability of the Manager.

At the conclusion of these discussions,each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the Fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager and Franklin Associates are adequate and appropriate.
36

  The Board was satisfied with the Fund’s overall performance.
  The Board concluded that the fee paid to the Manager by the Fund was reasonable in light of comparative performance and expense and advisory fee information, including the Manager’s current undertak- ing to waive or reimburse certain fees and expenses of the Fund, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the Fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the Fund had been adequately considered by the Manager in connection with the management fee rate charged to the Fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Fund’s Management Agreement with the Manager and Sub-Investment Advisory Agreement with Franklin Associates was in the best interests of the Fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
• Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————
David P. Feldman (65) Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee

Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 58

———————
Ehud Houminer (65) Board Member (1993)
Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 36
38

Gloria Messinger (75) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 25
———————

T. John Szarkowski (79) Board Member (1996)

Principal Occupation During Past 5 Years:
• Consultant in Photography
Other Board Memberships and Affiliations:
• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 25
———————
Anne Wexler (75) Board Member (1996)
Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JAMES BITETTO, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board, Chief Executive	Assistant General Counsel and Assistant
Officer and Chief Operating Officer of	Secretary of Dreyfus, and an officer of 91
Dreyfus, and an officer of 90 investment	investment companies (comprised of 200
companies (comprised of 184 portfolios)	portfolios) managed by Dreyfus. He is 39 years
managed by Dreyfus. Mr. Canter also is a	old and has been an employee of Dreyfus since
Board member and, where applicable, an	December 1996.

Executive Committee Member of the other	JONI LACKS CHARATAN, Vice President
investment management subsidiaries of Mellon	and Assistant Secretary since
Financial Corporation, each of which is an	August 2005.
affiliate of Dreyfus. He is 60 years old and has
been an employee of Dreyfus since May 1995.	Assistant General Counsel and Assistant
Secretary of Dreyfus, and an officer of 91
STEPHEN R. BYERS, Executive Vice	investment companies (comprised of 200
President since November 2002.	portfolios) managed by Dreyfus. She is 49 years
Chief Investment Officer,Vice Chairman and	old and has been an employee of Dreyfus since
a director of Dreyfus, and an officer of 90	October 1998.

investment companies (comprised of 184	JOSEPH M. CHIOFFI, Vice President and
portfolios) managed by Dreyfus. Mr. Byers	Assistant Secretary since August 2005.
also is an officer, director or an Executive
Committee Member of certain other	Assistant General Counsel and Assistant
investment management subsidiaries of	Secretary of Dreyfus, and an officer of 91
Mellon Financial Corporation, each of which	investment companies (comprised of 200
is an affiliate of Dreyfus. He is 52 years old	portfolios) managed by Dreyfus. He is 43 years
and has been an employee of Dreyfus since	old and has been an employee of Dreyfus since
January 2000.	July 2000.

MARK N. JACOBS, Vice President since	JANETTE E. FARRAGHER, Vice President
March 2000.	and Assistant Secretary since
August 2005.
Executive Vice President, Secretary and
General Counsel of Dreyfus, and an officer of	Associate General Counsel of Dreyfus, and an
91 investment companies (comprised of 200	officer of 91 investment companies (comprised
portfolios) managed by Dreyfus. He is 59 years	of 200 portfolios) managed by Dreyfus. She is
old and has been an employee of Dreyfus since	42 years old and has been an employee of
June 1977.	Dreyfus since February 1984.

MICHAEL A. ROSENBERG, Vice President	JOHN B. HAMMALIAN, Vice President and
and Secretary since August 2005.	Assistant Secretary since August 2005.
Associate General Counsel of Dreyfus, and an	Associate General Counsel of Dreyfus, and an
officer of 91 investment companies (comprised	officer of 91 investment companies (comprised
of 200 portfolios) managed by Dreyfus. He is	of 200 portfolios) managed by Dreyfus. He is
45 years old and has been an employee of	42 years old and has been an employee of
Dreyfus since October 1991.	Dreyfus since February 1991.

40

ROBERT R. MULLERY, Vice President and	ROBERT SVAGNA, Assistant Treasurer
Assistant Secretary since August 2005.	since December 2002.
Associate General Counsel of Dreyfus, and an	Senior Accounting Manager – Equity Funds of
officer of 91 investment companies (comprised	Dreyfus, and an officer of 91 investment
of 200 portfolios) managed by Dreyfus. He is	companies (comprised of 200 portfolios)
53 years old and has been an employee of	managed by Dreyfus. He is 38 years old and
Dreyfus since May 1986.	has been an employee of Dreyfus since

JEFF PRUSNOFSKY, Vice President and	November 1990.
Assistant Secretary since August 2005.	KENNETH J. SANDGREN, Assistant
Associate General Counsel of Dreyfus, and an	Treasurer since November 2001.
officer of 91 investment companies (comprised	Mutual Funds Tax Director of Dreyfus, and an
of 200 portfolios) managed by Dreyfus. He is	officer of 91 investment companies (comprised
40 years old and has been an employee of	of 200 portfolios) managed by Dreyfus. He is
Dreyfus since October 1990.	51 years old and has been an employee of

JAMES WINDELS, Treasurer since	Dreyfus since June 1993.
November 2001.	JOSEPH W. CONNOLLY, Chief Compliance
Director – Mutual Fund Accounting of	Officer since October 2004.
Dreyfus, and an officer of 91 investment	Chief Compliance Officer of Dreyfus and The
companies (comprised of 200 portfolios)	Dreyfus Family of Funds (91 investment
managed by Dreyfus. He is 46 years old and has	companies, comprising 200 portfolios). From
been an employee of Dreyfus since April 1985.	November 2001 through March 2004, Mr.

GREGORY S. GRUBER, Assistant	Connolly was first Vice-President, Mutual Fund
Treasurer since August 2005.	Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
Senior Accounting Manager – Municipal Bond	responsible for managing Mellon’s Custody,
Funds of Dreyfus, and an officer of 91	Fund Accounting and Fund Administration
investment companies (comprised of 200	services to third-party mutual fund clients. He
portfolios) managed by Dreyfus. He is 46 years	is 48 years old and has served in various
old and has been an employee of Dreyfus since	capacities with Dreyfus since 1980, including
August 1981.	manager of the firm’s Fund Accounting
ERIK D. NAVILOFF, Assistant Treasurer	Department from 1997 through October 2001.
since August 2005.	WILLIAM GERMENIS, Anti-Money
Senior Accounting Manager – Taxable Fixed	Laundering Compliance Officer since
Income Funds of Dreyfus, and an officer of 91	October 2002.
investment companies (comprised of 200	Vice President and Anti-Money Laundering
portfolios) managed by Dreyfus. He is 37 years	Compliance Officer of the Distributor, and the
old and has been an employee of Dreyfus since	Anti-Money Laundering Compliance Officer
November 1992.	of 88 investment companies (comprised of 197
ROBERT ROBOL, Assistant Treasurer	portfolios) managed by Dreyfus. He is 35 years
since August 2005.	old and has been an employee of the
Distributor since October 1998.
Senior Accounting Manager – Money Market
Funds of Dreyfus, and an officer of 91
investment companies (comprised of 200
portfolios) managed by Dreyfus. He is 41 years
old and has been an employee of Dreyfus since
October 1988.

The Fund 41

For More	Information

Dreyfus Premier	Custodian

Structured Large Cap
Mellon Bank, N.A.
Value Fund
One Mellon Bank Center
200 Park Avenue
Pittsburgh, PA 15258
New York, NY 10166

Transfer Agent &

Investment Adviser	Dividend Disbursing Agent

The Dreyfus Corporation
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Sub-Investment Adviser	Distributor

Franklin Portfolio Associates, LLC
Dreyfus Service Corporation
One Boston Place
200 Park Avenue
Boston, MA 02108
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
24	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Information About the Review and Approval
of the Fund’s Management Agreement
39	Board Members Information
41	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier Structured Midcap Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Structured Midcap Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Michael Dunn.

On average, stock prices ended the reporting period higher than where they began. However, most of the market’s gains occurred during the closing months of 2004. So far in 2005, positive factors, including steady economic growth and higher corporate profits, were largely offset by headwinds, such as sharply higher energy prices and rising short-term interest rates. Midcap stocks produced higher returns than small-cap stocks in this environment, and small-cap stocks outperformed large-cap stocks. Also, value-oriented stocks have generally produced better results than their more growth-oriented counterparts during the past 12 months.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other lingering consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook.Nonetheless,our economists currently expect the economy to continue to grow without either entering a recession or triggering a significant acceleration of infla-tion.As always, we encourage you to discuss the potential implications of these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Michael Dunn, Portfolio Manager
How did Dreyfus Premier Structured Midcap Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund produced total returns of 22.88% for Class A shares, 21.90% for Class B shares, 21.91% for Class C shares, 23.05% for Class R shares and 22.60% for Class T shares.1 In comparison, the fund’s benchmark, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), produced a total return of 24.82% for the same period.2

An improving U.S. economy and rising corporate earnings more than offset concerns related to rising interest rates and soaring energy prices, fueling gains for midcap stocks during the reporting period.The fund’s returns modestly trailed its benchmark, mainly due to limited participation in some of the better-performing stocks in the S&P 400 Index.

What is the fund’s investment approach?

The fund seeks long-term capital growth.To pursue this goal, the fund invests primarily in a blended portfolio of growth and value stocks of midsize companies. The fund’s stock investments may include U.S. common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.

When selecting stocks for the fund, we utilize a “bottom-up,” structured approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by computer models that identify and rank stocks based on:

  Fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earn- ings estimates and earnings surprises;
  Relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models’ overall stock universe;
The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)
  Long-term growth, based on measures that reflect the changes in esti- mated long-term earnings growth over multiple horizons; and
  Additional factors, such as trading by company insiders or share issuance/buy-back data.

We select what we believe to be the most attractive of the top-ranked securities for the fund. We will generally sell a stock that falls below the median ranking, and we may reinvest the proceeds in a higher-ranked security in order to remain fully invested.

What other factors influenced the fund’s performance?

The U.S. economy strengthened moderately over the first half of the reporting period, fueling a sharp stock market rally during the closing weeks of 2004. Corporate profitability and balance sheets improved, and a long-awaited increase in capital spending among businesses began to materialize. Despite rising oil and natural gas prices, consumer spending remained strong, and the labor market added jobs. By the second half of the reporting period, however, rising oil prices and short-term interest rates began to weigh more heavily on investor sentiment.However,mid-cap stocks continued to gain value, ending the reporting period with higher returns than their large- and small-cap counterparts.

Although the fund participated to a substantial degree in the midcap market’s strength, its returns lagged its benchmark, mainly due to its limited participation in a handful of the better-performing stocks in the S&P 400 Index.A significant portion of the fund’s relative underperfor-mance can be attributed to its lack of exposure to Peabody Energy,a coal company that produced particularly strong gains amid rising demand for alternative energy sources. In addition, during the first half of the reporting period, the fund’s returns were hindered by its relatively light positions in S&P 400 Index components Cognizant Technology Solutions, a provider of outsourced technology services, and Lyondell Chemical, a producer of basic chemicals and their derivatives.

On the other hand, the fund scored successes in four key areas. Not surprisingly, energy stocks posted especially strong absolute returns as

4

oil and gas prices soared, and relatively heavy exposure to the energy sector contributed positively to the fund’s performance. In the health care area, the fund’s position in health insurer CIGNA and its lack of exposure to some of the S&P 400 Index’s larger pharmaceutical companies helped bolster returns. Finally, the fund did not participate in some of the benchmark’s poorer-performing retailers, restaurants and publishing firms, which helped support its relative performance in the consumer cyclical and consumer services sectors.

What is the fund’s current strategy?

We have continued to maintain the fund’s roughly neutral sector allocation strategy, in which we strive to maintain weightings across industry groups that roughly match those of the S&P 400 Index.This strategy is designed to help manage risk, and it enables us to focus on adding value within each sector through our disciplined security selection process. However, as some industry groups gained value during the reporting period, their weightings increased modestly. Conversely, weightings declined somewhat for industry groups that lagged the averages. Accordingly, we recently have trimmed or added to positions in various market sectors in an attempt to maintain the fund’s sector-neutral strategy relative to the S&P 400 Index.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Structured Midcap Fund on 6/29/01 (inception date) to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index (the “S&P 400 Index”) and the Russell Midcap Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The S&P 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance.The foregoing indices do not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/05

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	6/29/01	15.81%	7.93%
without sales charge	6/29/01	22.88%	9.47%
Class B shares
with applicable redemption charge †	6/29/01	17.90%	8.24%
without redemption	6/29/01	21.90%	8.61%
Class C shares
with applicable redemption charge ††	6/29/01	20.91%	8.61%
without redemption	6/29/01	21.91%	8.61%
Class R shares	6/29/01	23.05%	9.73%
Class T shares
with applicable sales charge (4.5%)	6/29/01	17.09%	8.02%
without sales charge	6/29/01	22.60%	9.22%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Structured Midcap Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.54	$ 11.91	$ 11.55	$ 8.01	$ 8.88
Ending value (after expenses)	$1,049.10	$1,044.90	$1,044.90	$1,049.20	$1,047.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.43	$ 11.72	$ 11.37	$ 7.88	$ 8.74
Ending value (after expenses)	$1,017.85	$1,013.56	$1,013.91	$1,017.39	$1,016.53

† Expenses are equal to the fund’s annualized expense ratio of 1.46% for Class A, 2.31% for Class B, 2.24% for Class C, 1.55% for Class R and 1.72% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2005
Common Stocks—93.7%	Shares	Value ($)

Chemicals—1.0%
Rohm & Haas	9,300	403,713
Commercial & Professional Services—7.9%
Arrow Electronics	12,200 [a]	363,804
Avnet	12,800 [a]	320,640
CDW	11,400	673,512
Copart	5,700 [a]	140,733
Dun & Bradstreet	3,000 [a]	191,010
Harte-Hanks	4,700	120,602
Ingram Micro, Cl. A	15,200 [a]	266,152
Korn/Ferry International	11,900 [a]	235,858
Manpower	14,700	662,382
MSC Industrial Direct, Cl. A	4,600	161,000
WW Grainger	2,300	147,936
		3,283,629
Consumer Durables—3.9%
Furniture Brands International	9,600	183,456
KB HOME	2,300	170,568
Lennar, Cl. A	6,900	428,490
Polaris Industries	2,900	152,772
Ryland Group	3,300	238,788
Standard Pacific	3,600	158,148
Toll Brothers	5,800 [a]	278,690
		1,610,912
Consumer Non-Durables—3.0%
Blyth	11,500	285,775
Hormel Foods	7,800	248,742
PepsiAmericas	16,600	418,652
Pilgrim’s Pride	8,400	284,760
		1,237,929
Consumer Services—6.6%
Boyd Gaming	9,700	451,341
Darden Restaurants	8,600	270,126
Education Management	9,300 [a]	314,991
Entercom Communications	9,900 [a]	331,155

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Consumer Services (continued)
GTECH Holdings	20,200	577,316
Marriott International, Cl. A	2,500	158,025
Meredith	6,000	294,600
Sotheby’s Holdings, Cl. A	19,500 [a]	339,105
		2,736,659
Electronic Technology—8.6%
Amphenol, Cl. A	10,300	436,823
CommScope	22,600 [a]	422,620
F5 Networks	2,400 [a]	99,096
Imation	3,200	134,752
KLA-Tencor	6,900	350,244
L-3 Communications Holdings	3,700	302,956
Lam Research	19,700 [a]	624,490
Microchip Technology	8,700	270,744
Thermo Electron	8,400 [a]	234,360
Western Digital	51,100 [a]	707,735
		3,583,820
Energy Minerals—2.4%
Chesapeake Energy	8,700	275,007
Murphy Oil	7,700	420,805
Premcor	3,100 [b]	289,199
		985,011
Finance—15.8%
American Financial Group	13,500	452,655
AmeriCredit	26,300 [a]	655,922
ChoicePoint	5,600 [a]	240,408
Comerica	3,600	217,764
Crescent Real Estate Equities	16,700	327,821
Fidelity National Financial	5,900	230,808
First American	7,700	320,397
First Horizon National	6,900	269,652

10

Common Stocks (continued)	Shares	Value ($)

Finance (continued)
GATX	10,800	437,724
HCC Insurance Holdings	10,000	266,500
Host Marriott	15,600	272,844
IndyMac Bancorp	9,900	394,317
Jefferies Group	9,300	367,164
Nationwide Financial Services, Cl. A	3,500	134,960
Ohio Casualty	16,800	424,368
Old Republic International	12,000	302,040
Rayonier	4,900	265,825
TCF Financial	13,900	393,509
WR Berkley	9,975	354,013
Weingarten Realty Investors	4,500	173,475
Wilmington Trust	2,300	83,858
		6,586,024
Health Technology—4.8%
Applera—Applied Biosystems Group	9,900	212,850
Edwards Lifesciences	14,000 [a]	616,000
Invitrogen	8,000 [a]	677,840
Millipore	4,300 [a]	274,985
Steris	9,300	231,942
		2,013,617
Industrial Services—4.7%
BJ Services	3,200	201,856
Grant Prideco	14,700 [a]	541,842
Patterson-UTI Energy	18,300	622,566
Weatherford International	8,400 [a]	568,764
		1,935,028
Interest Sensitive—1.4%
Bear Stearns Cos.	1,900	190,950
Zions Bancorporation	5,700	398,202
		589,152

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Medical Equipment—.4%
Intuitive Surgical	2,300 [a]	171,120
Non-Energy Minerals—3.0%
Freeport-McMoRan Copper & Gold, Cl. B	9,800	413,266
Martin Marietta Materials	2,600	188,032
Nucor	4,100	231,568
Phelps Dodge	3,800	408,614
		1,241,480
Oil & Gas/Exploration & Production—.5%
XTO Energy	5,700	226,860
Process Industries—2.1%
AptarGroup	2,300	114,379
FMC	4,200 [a]	239,232
Lubrizol	8,800	363,880
Sensient Technologies	8,600	161,422
		878,913
Producer Manufacturing—4.1%
Autoliv	6,800	302,600
Energizer Holdings	4,900 [a]	318,010
Thomas & Betts	13,500 [a]	479,790
Timken	20,600	605,022
		1,705,422
Retail Trade—5.3%
Abercrombie & Fitch, Cl. A	4,800	266,928
American Eagle Outfitters	19,700	564,011
Dollar General	20,500	390,730
Michaels Stores	18,900	686,070
Pacific Sunwear of California	12,500 [a]	298,500
		2,206,239

12

Common Stocks (continued)	Shares	Value ($)

Technology Services—9.2%
CheckFree	13,700 [a]	504,023
CIGNA	2,400	276,768
Community Health Systems	17,600 [a]	648,208
Fiserv	6,900 [a]	309,603
Keane	8,500 [a]	97,750
LifePoint Hospitals	3,900 [a]	177,372
Lincare Holdings	14,500 [a]	613,930
McAfee	16,800 [a]	514,920
Triad Hospitals	3,400 [a]	163,676
Universal Health Services, Cl. B	10,000	511,100
		3,817,350
Transportation—3.0%
CSX	6,400	281,152
JB Hunt Transport Services	27,300	493,311
Swift Transportation	12,800 [a]	255,232
Yellow Roadway	4,800 [a]	224,880
		1,254,575
Utilities—6.0%
DPL	16,800	453,432
Energy East	17,100	448,362
Equitable Resources	7,300	550,420
ONEOK	14,800	503,200
Pepco Holdings	13,900	317,476
Sierra Pacific Resources	16,200 [a]	236,196
		2,509,086
Total Common Stocks
(cost $36,598,459)		38,976,539

The Fund 13

STATEMENT OF INVESTMENTS (continued)
	Principal
Short-Term Investment—2.0%	Amount ($)	Value ($)

U.S. Treasury Bill;
3.15%, 9/22/2005
(cost $828,477)	830,000	828,415

Total Investments (cost $37,426,936)	95.7%	39,804,954
Cash and Receivables (Net)	4.3%	1,802,813
Net Assets	100.0%	41,607,767
[a] Non-income producing.
[b] The valuation of this security has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary †

	Value (%)		Value (%)

Finance	15.8	Retail Trade	5.3
Technology Services	9.2	Health Technology	4.8
Electronic Technology	8.6	Industrial Services	4.7
Commercial & Professional Services	7.9	Producer Manufacturing	4.1
Consumer Services	6.6	Other	22.7
Utilities	6.0		95.7

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments				37,426,936	39,804,954
Cash					106,009
Receivable for investment securities sold					3,022,462
Receivable for shares of Common Stock subscribed					2,460,936
Dividends receivable					34,282
Prepaid expenses					39,307
					45,467,950

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					51,744
Payable for investment securities purchased					3,496,488
Payable for shares of Common Stock redeemed					269,537
Accrued expenses					42,414
					3,860,183

Net Assets ($)					41,607,767

Composition of Net Assets ($):
Paid-in capital					37,876,407
Accumulated undistributed investment income—net					3,739
Accumulated net realized gain (loss) on investments					1,349,603
Accumulated net unrealized appreciation
(depreciation) on investments					2,378,018

Net Assets ($)					41,607,767

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	18,910,118	5,288,116	13,394,787	2,068,210	1,946,536
Shares Outstanding	1,065,098	306,882	777,612	115,487	110,582

Net Asset Value
Per Share ($)	17.75	17.23	17.23	17.91	17.60

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Income:
Cash dividends	243,810
Interest	16,072
Income from securities lending	1,523
Total Income	261,405
Expenses:
Investment advisory fee—Note 3(a)	145,573
Distribution fees—Note 3(b)	76,433
Shareholder servicing costs—Note 3(c)	74,242
Registration fees	54,931
Auditing fees	28,854
Prospectus and shareholders’ reports	15,134
Custodian fees—Note 3(c)	10,610
Directors’ fees and expenses—Note 3(d)	505
Legal fees	416
Miscellaneous	7,961
Total Expenses	414,659
Less—reduction in management fee
due to undertaking—Note 3(a)	(47,644)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(1,767)
Net Expenses	365,248
Investment (Loss)—Net	(103,843)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,567,724
Net unrealized appreciation (depreciation) on investments	1,697,565
Net Realized and Unrealized Gain (Loss) on Investments	3,265,289
Net Increase in Net Assets Resulting from Operations	3,161,446

See notes to financial statements.
16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment (loss)—net	(103,843)	(25,234)
Net realized gain (loss) on investments	1,567,724	381,085
Net unrealized appreciation
(depreciation) on investments	1,697,565	204,189
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,161,446	560,040

Dividends to Shareholders from ($):
Net realized gain on investments
Class A shares	(108,481)	—
Class B shares	(66,961)	—
Class C shares	(57,736)	—
Class R shares	(5,381)	—
Class T shares	(6,855)	—
Total Dividends	(245,414)	—

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	17,035,236	2,081,663
Class B shares	4,061,702	1,033,835
Class C shares	12,233,284	982,282
Class R shares	2,110,599	—
Class T shares	2,297,996	7,281
Dividends reinvested:
Class A shares	99,868	—
Class B shares	62,672	—
Class C shares	27,444	—
Class R shares	5,381	—
Class T shares	5,888	—
Cost of shares redeemed:
Class A shares	(2,722,377)	(504,490)
Class B shares	(1,636,865)	(176,160)
Class C shares	(994,783)	(79,988)
Class R shares	(327,895)	—
Class T shares	(697,737)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	31,560,413	3,344,423
Total Increase (Decrease) in Net Assets	34,476,445	3,904,463

Net Assets ($):
Beginning of Period	7,131,322	3,226,859
End of Period	41,607,767	7,131,322
Undistributed investment income—net	3,739	—

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended August 31,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	1,008,951	144,846
Shares issued for dividends reinvested	6,138	—
Shares redeemed	(162,665)	(33,851)
Net Increase (Decrease) in Shares Outstanding	852,424	110,995

Class B [a]
Shares sold	249,392	73,847
Shares issued for dividends reinvested	3,944	—
Shares redeemed	(100,826)	(12,374)
Net Increase (Decrease) in Shares Outstanding	152,510	61,473

Class C
Shares sold	745,925	69,647
Shares issued for dividends reinvested	1,728	—
Shares redeemed	(59,242)	(5,647)
Net Increase (Decrease) in Shares Outstanding	688,411	64,000

Class R
Shares sold	118,523	—
Shares issued for dividends reinvested	328	—
Shares redeemed	(19,483)	—
Net Increase (Decrease) in Shares Outstanding	99,368	—

Class T
Shares sold	134,133	498
Shares issued for dividends reinvested	364	—
Shares redeemed	(40,496)	—
Net Increase (Decrease) in Shares Outstanding	94,001	498

[a] During the period ended August 31, 2005, 7,124 Class B shares representing $116,697 were automatically converted to 6,941 Class A shares and during the period ended August 31, 2004, 814 Class B shares representing
$12,086 were automatically converted to 800 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	14.74	12.88	10.84	11.79	12.50
Investment Operations:
Investment income (loss)—net [b]	(.02)	(.01)	(.04)	(.05)	.00[c]
Net realized and unrealized gain
(loss) on investments	3.36	1.87	2.08	(.82)	(.71)
Total from Investment Operations	3.34	1.86	2.04	(.87)	(.71)
Distributions:
Dividends from investment income—net	—	—	—	(.08)	—
Dividends from net realized gain
on investments	(.33)	—	—	—	—
Total Distributions	(.33)	—	—	(.08)	—
Net asset value, end of period	17.75	14.74	12.88	10.84	11.79

Total Return (%) [d]	22.88	14.35	18.91	(7.47)	(5.68)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.71	3.05	5.50	8.41	1.65[e]
Ratio of net expenses
to average net assets	1.46	1.50	1.50	1.50	.26[e]
Ratio of net investment income
(loss) to average net assets	(.11)	(.12)	(.35)	(.47)	.03[e]
Portfolio Turnover Rate	160.45	90.83	109.53	96.81	24.76[e]

Net Assets, end of period ($ x 1,000)	18,910	3,135	1,310	623	660

[a]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class B Shares	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	14.43	12.72	10.78	11.78	12.50
Investment Operations:
Investment (loss)—net [b]	(.15)	(.13)	(.12)	(.14)	(.01)
Net realized and unrealized gain
(loss) on investments	3.28	1.84	2.06	(.82)	(.71)
Total from Investment Operations	3.13	1.71	1.94	(.96)	(.72)
Distributions:
Dividends from investment income—net	—	—	—	(.04)	—
Dividends from net realized gain
on investments	(.33)	—	—	—	—
Total Distributions	(.33)	—	—	(.04)	—
Net asset value, end of period	17.23	14.43	12.72	10.78	11.78

Total Return (%) [c]	21.90	13.44	18.00	(8.15)	(5.76)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.62	3.81	6.34	9.16	1.78[d]
Ratio of net expenses
to average net assets	2.30	2.25	2.25	2.25	.39[d]
Ratio of net investment
(loss) to average net assets	(.96)	(.88)	(1.11)	(1.22)	(.11)[d]
Portfolio Turnover Rate	160.45	90.83	109.53	96.81	24.76[d]

Net Assets, end of period ($ x 1,000)	5,288	2,228	1,182	615	660

[a]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

		Year Ended August 31,

Class C Shares	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	14.42	12.71	10.77	11.78	12.50
Investment Operations:
Investment (loss)—net [b]	(.15)	(.12)	(.12)	(.14)	(.01)
Net realized and unrealized gain
(loss) on investments	3.29	1.83	2.06	(.83)	(.71)
Total from Investment Operations	3.14	1.71	1.94	(.97)	(.72)
Distributions:
Dividends from investment income—net	—	—	—	(.04)	—
Dividends from net realized gain
on investments	(.33)	—	—	—	—
Total Distributions	(.33)	—	—	(.04)	—
Net asset value, end of period	17.23	14.42	12.71	10.77	11.78

Total Return (%) [c]	21.91	13.45	18.01	(8.20)	(5.76)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.45	3.81	6.41	9.16	1.79[d]
Ratio of net expenses
to average net assets	2.25	2.25	2.25	2.25	.40[d]
Ratio of net investment
(loss) to average net assets	(.90)	(.87)	(1.12)	(1.22)	(.11)[d]
Portfolio Turnover Rate	160.45	90.83	109.53	96.81	24.76[d]

Net Assets, end of period ($ x 1,000)	13,395	1,286	320	219	226

[a]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class R Shares	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	14.85	12.94	10.85	11.80	12.50
Investment Operations:
Investment income (loss)—net [b]	.00[c]	.03	(.01)	(.03)	.01
Net realized and unrealized gain
(loss) on investments	3.39	1.88	2.10	(.82)	(.71)
Total from Investment Operations	3.39	1.91	2.09	(.85)	(.70)
Distributions:
Dividends from investment income—net	—	—	—	(.10)	—
Dividends from net realized gain
on investments	(.33)	—	—	—	—
Total Distributions	(.33)	—	—	(.10)	—
Net asset value, end of period	17.91	14.85	12.94	10.85	11.80

Total Return (%)	23.05	14.67	19.36	(7.29)	(5.60)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.73	2.84	5.41	8.15	1.61[d]
Ratio of net expenses
to average net assets	1.29	1.25	1.25	1.25	.22[d]
Ratio of net investment income
(loss) to average net assets	.05	.11	(.07)	(.22)	.07[d]
Portfolio Turnover Rate	160.45	90.83	109.53	96.81	24.76[d]

Net Assets, end of period ($ x 1,000)	2,068	239	209	175	189

[a]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Not annualized.
See notes to financial statements.

22

		Year Ended August 31,

Class T Shares	2005	2004	2003	2002	2001 [a]

Per Share Data ($):
Net asset value, beginning of period	14.65	12.83	10.82	11.79	12.50
Investment Operations:
Investment (loss)—net [b]	(.05)	(.04)	(.06)	(.08)	(.00)[c]
Net realized and unrealized gain
(loss) on investments	3.33	1.86	2.07	(.82)	(.71)
Total from Investment Operations	3.28	1.82	2.01	(.90)	(.71)
Distributions:
Dividends from investment income—net	—	—	—	(.07)	—
Dividends from net realized gain
on investments	(.33)	—	—	—	—
Total Distributions	(.33)	—	—	(.07)	—
Net asset value, end of period	17.60	14.65	12.83	10.82	11.79

Total Return (%) [d]	22.60	14.10	18.67	(7.67)	(5.68)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.93	3.34	5.92	8.65	1.70[e]
Ratio of net expenses
to average net assets	1.71	1.75	1.75	1.75	.31[e]
Ratio of net investment
(loss) to average net assets	(.32)	(.39)	(.57)	(.72)	(.02)[e]
Portfolio Turnover Rate	160.45	90.83	109.53	96.81	24.76[e]

Net Assets, end of period ($ x 1,000)	1,947	243	206	174	189

[a]	From June 29, 2001 (commencement of operations) to August 31, 2001.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Structured Midcap Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund.The fund’s investment objective is long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Franklin Portfolio Associates, LLC (“Franklin Portfolio”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

24

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid

26

annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $473,533, undistributed capital gains $886,838 and unrealized appreciation $2,370,989.

The tax character of distributions paid to shareholders during the fiscal period ended August 31, 2005, was as follows: long-term capital gains $245,414.

During the period ended August 31, 2005, as a result of permanent book to tax differences primarily due to the tax treatment of real estate investment trusts and net operating losses, the fund increased accumulated undistributed investment income-net by $107,582, decreased accumulated net realized gain (loss) on investments by $106,373 and decreased paid-in capital by $1,209. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2005, the fund did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken from September 1, 2004 through August 31, 2006, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $47,644 during the period ended August 31, 2005.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	25%
$100 million up to $1 billion	20%
$1 billion up to $1.5 billion	16%
In excess of $1.5 billion	10%

During the period ended August 31, 2005, the Distributor retained $24,935 and $568 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $5,370 and $1,287 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

28

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2005, Class B, Class C and Class T shares were charged $28,095, $46,835 and $1,503, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2005, Class A, Class B, Class C and Class T shares were charged $21,480, $9,365, $15,612 and $1,503, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $11,655 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2005, the fund was charged $10,610 pursuant to the custody agreement.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $25,467, Rule 12b-1 distribution plan fees $11,798, shareholder services plan fees $7,960, custodian fees $2,076, chief compliance officer fees $1,533 and transfer agency per account fees $2,910.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2005, amounted to $59,131,873, and $30,209,021, respectively.

At August 31, 2005, the cost of investments for federal income tax purposes was $37,433,965; accordingly, accumulated net unrealized appreciation on investments was $2,370,989, consisting of $3,068,610 gross unrealized appreciation and $697,621 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and

30

alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Structured Midcap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Structured Midcap Fund (one of the funds comprising Dreyfus Growth and Value Fund, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2005 and confirmation of securities not held by the custodian by correspondence with others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Structured Midcap Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 14, 2005
32

IMPORTANT TAX INFORMATION (Unaudited)

The fund designates $.3320 per share as a long-term capital gain distribution paid on December 13, 2004.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on March 14, 2005, the Board considered the re-approval for an annual period of the Fund’s Management Agreement, pursuant to which the Manager provides the Fund with investment advisory and administrative services and the Board also considered the approval of the Fund’s Sub-Investment Advisory Agreement with Franklin Portfolio Associates, LLC (“Franklin Associates”), an affiliate of the Manager, pursuant to which Franklin Associates provides day-to-day management of the Fund’s investments subject to the Manager’s oversight.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Franklin Associates.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the Fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the Fund pursuant to its Management Agreement, and by Franklin Associates pursuant to the Sub-Investment Advisory Agreement.The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager. The Manager’s representatives reviewed the Fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution of the Fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the Fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the Fund, as well as the Fund’s asset size.

The Board members also considered the Manager’s and Franklin Associates’ research and portfolio management capabilities and that the Manager also provides oversight of day-to-day Fund operations, including fund accounting and administration and assistance in meet-

34

ing legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Franklin Associates.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the Fund’s performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper category averages, as applicable. The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the Fund.The Board members discussed the results of the comparisons for various periods ended January 31, 2005, and noted that the Fund’s performance was higher than the comparison group and Lipper category averages for the 1-year and 3-year periods.The Board members also discussed the Fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Fund’s management fee ranked in the top half (i.e., lower than most others) of the comparison group funds. The Board noted that the Manager, and not the Fund, paid Franklin Associates for its services pursuant to the Sub-Investment Advisory Agreement. The Board noted that the Fund’s total expense ratio was higher than the Fund’s comparison group average, but was lower than the Lipper category average.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates, including Franklin Associates, by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Similar Funds”), and by other accounts managed or sub-advised by the Manager, Franklin Associates or their affiliates with similar investment objectives, policies and strategies as the Fund (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts

The Fund 35

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the Fund; it was noted that the Similar Funds were mutual funds included in the “mid-cap core” and “mid-cap core variable insurance products” funds categories by Lipper.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided; it was noted that all but one of the Similar Funds had management fees that were the same as or higher than the fee borne by the Fund.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager and Franklin Associates to evaluate the appropriateness and reasonableness of the Fund’s advisory fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the Fund.The Board members evaluated the analysis in light of the relevant circumstances for the Fund, and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board noted that it appeared that the benefits of any economies of scale also would be

36

appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to the Manager and Franklin Associates from acting as investment adviser and sub-investment adviser, respectively, and reviewed the soft dollar arrangements with respect to trading the Fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the Fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the Fund, pays Franklin Associates pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Franklin Associates’ profitability to be relevant to their deliberations.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the Fund was not unreasonable given the Fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions,each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the Fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager and Franklin Associates are adequate and appropriate.
The Fund 37

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )
  The Board was satisfied with the Fund’s overall performance.
  The Board concluded that the fee paid to the Manager by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the Fund had been adequately considered by the Manager in connection with the management fee rate charged to the Fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Fund’s Management Agreement with the Manager and Sub-Investment Advisory Agreement with Franklin Associates was in the best interests of the Fund and its shareholders.

38

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
• Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————
David P. Feldman (65) Board Member (1996)
Principal Occupation During Past 5 Years: • Corporate Director & Trustee
Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director
———————

Ehud Houminer (65) Board Member (1993)

Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 36
The Fund 39

No. of Portfolios for which Board Member Serves: 58

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gloria Messinger (75) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 25
———————

T. John Szarkowski (79) Board Member (1996)

Principal Occupation During Past 5 Years:
• Consultant in Photography
Other Board Memberships and Affiliations:
• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 25
———————
Anne Wexler (75) Board Member (1996)
Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern- ment relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JAMES BITETTO, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board, Chief Executive	Assistant General Counsel and Assistant
Officer and Chief Operating Officer of	Secretary of Dreyfus, and an officer of 91
Dreyfus, and an officer of 90 investment	investment companies (comprised of 200
companies (comprised of 184 portfolios)	portfolios) managed by Dreyfus. He is 39 years
managed by Dreyfus. Mr. Canter also is a	old and has been an employee of Dreyfus since
Board member and, where applicable, an	December 1996.

Executive Committee Member of the other	JONI LACKS CHARATAN, Vice President
investment management subsidiaries of Mellon	and Assistant Secretary since
Financial Corporation, each of which is an	August 2005.
affiliate of Dreyfus. He is 60 years old and has
been an employee of Dreyfus since May 1995.	Assistant General Counsel and Assistant
Secretary of Dreyfus, and an officer of 91
STEPHEN R. BYERS, Executive Vice	investment companies (comprised of 200
President since November 2002.	portfolios) managed by Dreyfus. She is 49 years
Chief Investment Officer,Vice Chairman and a	old and has been an employee of Dreyfus since
director of Dreyfus, and an officer of 90	October 1998.

investment companies (comprised of 184	JOSEPH M. CHIOFFI, Vice President and
portfolios) managed by Dreyfus. Mr. Byers also	Assistant Secretary since August 2005.
is an officer, director or an Executive
Committee Member of certain other	Assistant General Counsel and Assistant
investment management subsidiaries of Mellon	Secretary of Dreyfus, and an officer of 91
Financial Corporation, each of which is an	investment companies (comprised of 200
affiliate of Dreyfus. He is 52 years old and has	portfolios) managed by Dreyfus. He is 43 years
been an employee of Dreyfus since January	old and has been an employee of Dreyfus since
2000.	July 2000.

MARK N. JACOBS, Vice President since	JANETTE E. FARRAGHER, Vice President
March 2000.	and Assistant Secretary since
August 2005.
Executive Vice President, Secretary and
General Counsel of Dreyfus, and an officer of	Associate General Counsel of Dreyfus, and an
91 investment companies (comprised of 200	officer of 91 investment companies (comprised
portfolios) managed by Dreyfus. He is 59 years	of 200 portfolios) managed by Dreyfus. She is
old and has been an employee of Dreyfus since	42 years old and has been an employee of
June 1977.	Dreyfus since February 1984.

MICHAEL A. ROSENBERG, Vice President	JOHN B. HAMMALIAN, Vice President and
and Secretary since August 2005.	Assistant Secretary since August 2005.
Associate General Counsel of Dreyfus, and an	Associate General Counsel of Dreyfus, and an
officer of 91 investment companies (comprised	officer of 91 investment companies (comprised
of 200 portfolios) managed by Dreyfus. He is	of 200 portfolios) managed by Dreyfus. He is
45 years old and has been an employee of	42 years old and has been an employee of
Dreyfus since October 1991.	Dreyfus since February 1991.

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and	ROBERT SVAGNA, Assistant Treasurer
Assistant Secretary since August 2005.	since December 2002.
Associate General Counsel of Dreyfus, and an	Senior Accounting Manager – Equity Funds of
officer of 91 investment companies (comprised	Dreyfus, and an officer of 91 investment
of 200 portfolios) managed by Dreyfus. He is	companies (comprised of 200 portfolios)
53 years old and has been an employee of	managed by Dreyfus. He is 38 years old and
Dreyfus since May 1986.	has been an employee of Dreyfus since

JEFF PRUSNOFSKY, Vice President and	November 1990.
Assistant Secretary since August 2005.	KENNETH J. SANDGREN, Assistant
Associate General Counsel of Dreyfus, and an	Treasurer since November 2001.
officer of 91 investment companies (comprised	Mutual Funds Tax Director of Dreyfus, and an
of 200 portfolios) managed by Dreyfus. He is	officer of 91 investment companies (comprised
40 years old and has been an employee of	of 200 portfolios) managed by Dreyfus. He is
Dreyfus since October 1990.	51 years old and has been an employee of

JAMES WINDELS, Treasurer since	Dreyfus since June 1993.
November 2001.	JOSEPH W. CONNOLLY, Chief Compliance
Director – Mutual Fund Accounting of	Officer since October 2004.
Dreyfus, and an officer of 91 investment	Chief Compliance Officer of Dreyfus and The
companies (comprised of 200 portfolios)	Dreyfus Family of Funds (91 investment
managed by Dreyfus. He is 46 years old and has	companies, comprising 200 portfolios). From
been an employee of Dreyfus since April 1985.	November 2001 through March 2004, Mr.

GREGORY S. GRUBER, Assistant	Connolly was first Vice-President, Mutual Fund
Treasurer since August 2005.	Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
Senior Accounting Manager – Municipal Bond	responsible for managing Mellon’s Custody,
Funds of Dreyfus, and an officer of 91	Fund Accounting and Fund Administration
investment companies (comprised of 200	services to third-party mutual fund clients. He
portfolios) managed by Dreyfus. He is 46 years	is 48 years old and has served in various
old and has been an employee of Dreyfus since	capacities with Dreyfus since 1980, including
August 1981.	manager of the firm’s Fund Accounting
ERIK D. NAVILOFF, Assistant Treasurer	Department from 1997 through October 2001.
since August 2005.	WILLIAM GERMENIS, Anti-Money
Senior Accounting Manager – Taxable Fixed	Laundering Compliance Officer since
Income Funds of Dreyfus, and an officer of 91	October 2002.
investment companies (comprised of 200	Vice President and Anti-Money Laundering
portfolios) managed by Dreyfus. He is 37 years	Compliance Officer of the Distributor, and the
old and has been an employee of Dreyfus since	Anti-Money Laundering Compliance Officer
November 1992.	of 88 investment companies (comprised of 197
ROBERT ROBOL, Assistant Treasurer	portfolios) managed by Dreyfus. He is 35 years
since August 2005.	old and has been an employee of the
Distributor since October 1998.
Senior Accounting Manager – Money Market
Funds of Dreyfus, and an officer of 91
investment companies (comprised of 200
portfolios) managed by Dreyfus. He is 41 years
old and has been an employee of Dreyfus since
October 1988.

42

NOTES

For More Information

Dreyfus Premier	Custodian

Structured Midcap Fund
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

Franklin Portfolio Associates, LLC	Distributor

One Boston Place
Dreyfus Service Corporation
Boston, MA 02108
200 Park Avenue

New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Information About the Review and Approval
of the Fund’s Management Agreement
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier Technology Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Technology Growth Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Mark Herskovitz.

On average, stock prices ended the reporting period higher than where they began. However, most of the market’s gains occurred during the closing months of 2004. So far in 2005, positive factors, including steady economic growth and higher corporate profits, were largely offset by headwinds, such as sharply higher energy prices and rising short-term interest rates. Midcap stocks produced higher returns than small-cap stocks in this environment, and small-cap stocks outperformed large-cap stocks. Also, value-oriented stocks have generally produced better results than their more growth-oriented counterparts during the past 12 months.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other lingering consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook.Nonetheless,our economists currently expect the economy to continue to grow without either entering a recession or triggering a significant acceleration of inflation. As always, we encourage you to discuss the potential implications of these and other matters with your financial advisor.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier Technology Growth Fund perform relative to its benchmarks?

For the 12-month period ended August 31, 2005, the fund produced total returns of 14.05% for its Class A shares, 12.91% for its Class B shares, 12.95% for its Class C shares, 14.51% for its Class R shares and 13.48% for its Class T shares.1 In comparison, the fund’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of 18.23% and 12.55%, respectively, over the same period.2,3

After rallying sharply in the closing weeks of 2004, stock prices were little changed over the first eight months of 2005 as rising interest rates and surging energy prices largely offset positive factors, such as a growing economy and higher corporate profits. Technology stocks, which tend to be relatively sensitive to economic trends, generally fared better than the overall market.The fund produced lower returns than the MS High Tech 35 Index, primarily due to its lack of participation in some of the MS High Tech 35 Index’s better-performing stocks.

What is the fund’s investment approach?

The fund seeks capital appreciation by investing in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. When choosing stocks, we look for sectors within the technology area that we expect to outperform other sectors. We seek to emphasize the most attractive sectors and deemphasize the less appealing sectors. Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, internet, semi-conductor, electronics, communications, biotechnology, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Typically, we look for companies that are leaders in their market segments and are characterized by rapid earnings growth and strong market shares. We conduct extensive fundamental research to understand these companies’ competitive advantages and to evaluate their ability to maintain leadership positions over time.Although we look for companies with the potential for strong earnings growth rates, some of our investments may currently be experiencing losses. Moreover, we may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings and the aftermarket.

What other factors influenced the fund’s performance?

Although the reporting period began in a time of relative weakness for technology shares, the sector more than made up for any lost ground during a sharp rally in the closing weeks of 2004, when the resolution of the presidential election and signs of stronger economic growth buoyed investor sentiment. However, the rally’s leaders tended to be more speculative companies, and not the better-established leaders in which the fund primarily invests. For example, the fund was underweight Internet portal Yahoo! and held shares of Internet search engine Google only briefly due to valuation concerns. Similarly, the fund did not own and as a result did not participate in gains produced by enterprise software developer PeopleSoft when the company was acquired by a rival. As a result, the fund’s returns began to lag the MS High Tech 35 Index, and better performance later in the reporting period was not enough to offset earlier weakness.

Over the first eight months of 2005, technology stocks posted relatively modest gains in a generally trendless market environment. Nonetheless, the fund received positive contributions to its performance in a number of areas. For example, telecommunication equipment provider Corning prospered due to rising demand for the glass used in flat-panel televisions and monitors. Semiconductor manufacturer Marvell Technology Group benefited from rising demand for the microchips used in disk drives and the Apple Computer iPod music player. Consolidation among its customers in the telecommunications services industry helped

4

drive gains in the stock of billing management provider Amdocs.Among the fund’s non-traditional technology holdings, biotechnology leader Genentech saw its stock price rise when a cancer drug was approved by the U.S. Food and Drug Administration for new applications.

What is the fund’s current strategy?

Our strategy has not changed.We have continued to search the markets for growing companies in areas that we believe are likely to produce new technological innovations.The fund’s largest holding, Corning, is a good example of a company that has found new applications for its products and processes.We recently established a new position in Apple Computer, which has revitalized its business with the iPod music player and iTunes music service. Wireless communications software and services provider Comverse Technology is expected to fare well as its products increasingly are used to create new wireless telephony features, such as digital voicemail. Finally, the fund has invested in companies, such as Cognizant Technology and Infosys Technologies Solutions that are involved in the outsourcing of technology services to India and other emerging markets. In our view, companies such as these are well positioned to lead the technology sector into the future.

September 15, 2005
The technology sector has been among the most volatile sectors of the stock market.
Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable and some companies may be experiencing significant losses. An investment in the fund should be considered only as a supplement to a complete investment program.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an
unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.
[3]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

† Source: Bloomberg L.P. Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Technology Growth Fund on 10/13/97 (inception date) to a $10,000 investment made in each of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and the Morgan Stanley High Technology 35 Index (the “MS High Tech 35 Index”). For comparative purposes, the value of each index on 9/30/97 is used as the beginning value on 10/13/97. Performance for Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The MS High Tech 35 Index reflects reinvestment of net dividends and, where applicable, capital gain distributions.The MS High Tech 35 Index is an unmanaged, equal dollar-weighted index from the electronics-based subsectors.The indices do not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/05

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	10/13/97	7.49%	(20.74%)	7.02%
without sales charge	10/13/97	14.05%	(19.80%)	7.82%
Class B shares
with applicable redemption charge †	4/15/99	8.91%	(20.86%)	(4.29%)
without redemption	4/15/99	12.91%	(20.54%)	(4.29%)
Class C shares
with applicable redemption charge ††	4/15/99	11.95%	(20.51%)	(4.33%)
without redemption	4/15/99	12.95%	(20.51%)	(4.33%)
Class R shares	4/15/99	14.51%	(19.44%)	(3.11%)
Class T shares
with applicable sales charge (4.5%)	8/31/99	8.35%	(20.90%)	(6.93%)
without sales charge	8/31/99	13.48%	(20.17%)	(6.21%)

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Technology Growth Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.98	$ 11.63	$ 11.63	$ 4.42	$ 8.87
Ending value (after expenses)	$1,037.00	$1,032.20	$1,032.70	$1,039.40	$1,035.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.92	$ 11.52	$ 11.52	$ 4.38	$ 8.79
Ending value (after expenses)	$1,018.35	$1,013.76	$1,013.76	$1,020.87	$1,016.48

† Expenses are equal to the fund’s annualized expense ratio of 1.36% for Class A, 2.27% for Class B, 2.27% for
Class C, .86% for Class R and 1.73% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2005
Common Stocks—98.4%	Shares	Value ($)

Computers—10.5%
Apple Computer	1,175,000 [a]	55,142,750
Cognizant Technology Solutions, Cl. A	1,010,000 [a,b]	45,985,300
Dell	1,084,000 [a]	38,590,400
Network Appliance	1,205,000 [a,b]	28,606,700
		168,325,150
E.D.P. Services—2.9%
Automatic Data Processing	940,000	40,185,000
Bluestream Ventures,LP	11,535,000 [a,e]	5,570,459
Ingenex	20,900 [a,e]	0
		45,755,459
Electrical & Electronics—1.2%
Garmin	325,000 [b]	18,817,500
Electronic Components—8.3%
Cognos	970,000 [a,b]	35,026,700
EMC	2,825,000 [a]	36,329,500
Samsung Electronics, GDR	45,400 [b,c]	11,906,150
Taiwan Semiconductor Manufacturing	30,187,255	49,968,177
		133,230,527
Health Care—8.7%
Amgen	455,000 [a]	36,354,500
Genentech	380,000 [a,b]	35,697,200
Teva Pharmaceutical Industries, ADR	1,120,000 [b]	36,332,800
Zimmer Holdings	375,000 [a,b]	30,813,750
		139,198,250
Industrial—4.3%
Corning	3,450,000 [a]	68,862,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Internet—10.2%
Check Point Software Technologies	1,500,000 [a]	33,840,000
CheckFree	729,100 [a]	26,823,589
eBay	570,000 [a]	23,079,300
Symantec	1,600,000 [a]	33,568,000
Yahoo!	1,380,000 [a]	46,009,200
		163,320,089
Semiconductors—10.9%
Intel	855,000	21,990,600
Linear Technology	830,000	31,481,900
Marvell Technology Group	1,125,000 [a]	53,088,750
National Semiconductor	1,280,000	31,910,400
Xilinx	1,290,000	36,236,100
		174,707,750
Software—13.4%
Cisco Systems	2,775,000 [a]	48,895,500
Electronic Arts	730,000 [a,b]	41,814,400
Mercury Interactive	146,500 [a,b]	5,372,155
Microsoft	2,260,000	61,924,000
Oracle	1,800,000 [a]	23,346,000
SAP, ADR	775,000 [b]	33,069,250
		214,421,305
Technology—15.6%
Accenture, Cl. A	1,425,000 [a]	34,770,000
Adobe Systems	1,800,000 [b]	48,672,000
Applied Materials	1,720,000	31,493,200
Broadcom, Cl. A	1,075,000 [a]	46,762,500

10

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
KLA-Tencor	700,000 [b]	35,532,000
Motorola	2,425,000	53,059,000
		250,288,700
Telecommunications—10.4%
Amdocs	1,415,000 [a]	41,530,250
Comverse Technology	1,815,000 [a,b]	46,790,700
Juniper Networks	1,600,000 [a,b]	36,384,000
QUALCOMM	1,050,000	41,695,500
		166,400,450
Wholesale & International Trade—2.0%
Infosys Technologies, ADR	450,000 [b]	31,855,500
Total Common Stocks
(cost $1,395,043,156)		1,575,182,680

Preferred Stocks—.1%

Telecommunications Equipment
AXSUN Technologies Ser. C, Conv.
(cost $5,000,000)	428,449 [e]	1,713,796

	Principal
Short-Term Investments—1.5%	Amount ($)	Value ($)

U.S. Treasury Bills:
3.24%, 9/15/2005	672,000	671,107
3.30%, 9/22/2005	23,757,000	23,711,624
3.25%, 9/29/2005	230,000	229,411
Total Short-Term Investments
(cost $24,611,863)		24,612,142

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Investment of Cash Collateral
for Securities Loaned—3.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $50,278,990)	50,278,990 [d]	50,278,990

Total Investments (cost $1,474,934,009)	103.2%	1,651,787,608
Liabilities, Less Cash and Receivables	(3.2%)	(51,568,050)
Net Assets	100.0%	1,600,219,558

ADR—American Depository Receipts.
GDR—Global Depository Receipts.
[a] Non-income producing.

[b]	All or a portion of these securities are on loan. At August 31, 2005, the total market value of the fund’s securities on
	loan is $49,569,986 and the total market value of the collateral held by the portfolio is $50,278,990.
[c]	Securities exempt from registration, under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified buyers. At August 31, 2005, these securities amounted to
	$11,906,150 or .74% of net assets.
[d]	Investment in affiliated money market mutual fund.
[e]	Securities restricted as to public resale. Investment in restricted securities with an aggregate market value of
	$7,284,255 representing approximately .50% of net assets (see below).

Issuer	Acquisition Date	Purchase Price ($)	Net Assets (%)	Valuation ($)†

AXSUN Technologies
Ser. C, Conv.	1/3/2001	11.67	.10	4 per share
BlueStream Ventures, LP	4/30/2004	.29	.40	.48 per share
Ingenex	4/30/2004	.00	.00	.00 per share

†	The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary††

	Value (%)			Value (%)

Technology	15.6	Health Care		8.7
Software	13.4	Electronic Components		8.3
Semiconductors	10.9	Short-Term/Money Market Investments 4.7
Computers	10.5	Industrial		4.3
Telecommunications	10.4	Other		6.2
Internet	10.2			103.2

†† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan valued at $49,569,986)—Note 1(c):
Unaffiliated issuers	1,424,655,019	1,601,508,618
Affiliated issuers	50,278,990	50,278,990
Cash		51,975
Cash denominated in foreign currencies	87,948	92,230
Receivable for investment securities sold		17,694,021
Dividends and interest receivable		531,559
Receivable for shares of Common Stock subscribed		500,601
Prepaid expenses		28,272
		1,670,686,266

Liabilities ($):

Due to the Dreyfus Corporation and affiliates—Note 3(c)					1,623,964
Liability for securities on loan—Note 1(c)					50,278,990
Payable for investment securities purchased					14,880,143
Payable for shares of Common Stock redeemed					2,740,179
Accrued expenses					943,432
					70,466,708

Net Assets ($)				1,600,219,558

Composition of Net Assets ($):
Paid-in capital				1,882,150,118
Accumulated net realized gain (loss) on investments				(458,788,441)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions					176,857,881

Net Assets ($)				1,600,219,558

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	384,411,167	162,848,597	67,294,949	981,036,300	4,628,545
Shares Outstanding	17,164,095	7,692,526	3,176,470	42,703,908	212,200

Net Asset Value
Per Share ($)	22.40	21.17	21.19	22.97	21.81

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $616,195 foreign taxes withheld at source):	14,204,180
Interest	823,194
Income on securities lending	181,069
Total Income	15,208,443
Expenses:
Management fee—Note 3(a)	13,109,334
Shareholder servicing costs—Note 3(c)	4,761,341
Distribution fees—Note 3(b)	2,083,124
Custodian fees—Note 3(c)	318,528
Prospectus and shareholders’ reports	298,355
Registration fees	100,693
Professional fees	86,433
Directors’ fees and expenses—Note 3(d)	30,193
Interest expense—Note 2	24,868
Miscellaneous	60,944
Total Expenses	20,873,813
Less—reduction in custody fees due to
earnings credits—Note 1(c)	(2,725)
Net Expenses	20,871,088
Investment (Loss)—Net	(5,662,645)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	73,667,763
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	162,944,382
Net Realized and Unrealized Gain (Loss) on Investments	236,612,145
Net Increase in Net Assets Resulting from Operations	230,949,500

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment (loss)—net	(5,662,645)	(13,179,637)
Net realized gain (loss) on investments	73,667,763	(59,507,012)
Net unrealized appreciation
(depreciation) on investments	162,944,382	(87,060,329)
Net Increase (Decrease) in Net Assets
Resulting from Operations	230,949,500	(159,746,978)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	106,181,572	176,465,930
Class B shares	2,459,692	3,226,436
Class C shares	2,230,474	6,575,046
Class R shares	186,764,693	1,292,633,559
Class T shares	1,783,852	617,309
Net assets received in connection
with reorganization—Note 1:
Class A shares	—	17,878,863
Class B shares	—	26,473,963
Class C shares	—	8,495,607
Class T shares	—	1,299,662
Cost of shares redeemed:
Class A shares	(174,298,851)	(183,195,441)
Class B shares	(71,659,212)	(49,111,671)
Class C shares	(33,527,229)	(28,026,408)
Class R shares	(397,775,151)	(152,919,070)
Class T shares	(2,709,856)	(1,163,620)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(380,550,016)	1,119,250,165
Total Increase (Decrease) in Net Assets	(149,600,516)	959,503,187

Net Assets ($):
Beginning of Period	1,749,820,074	790,316,887
End of Period	1,600,219,558	1,749,820,074

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended August 31,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	4,873,202	7,811,737
Shares issued in connection
with reorganization—Note 1	—	814,156
Shares redeemed	(8,008,064)	(8,227,754)
Net Increase (Decrease) in Shares Outstanding	(3,134,862)	398,139

Class B [a]
Shares sold	119,230	382,949
Shares issued in connection
with reorganization—Note 1	—	1,254,690
Shares redeemed	(3,462,180)	(2,306,177)
Net Increase (Decrease) in Shares Outstanding	(3,342,950)	(668,538)

Class C
Shares sold	108,821	345,676
Shares issued in connection
with reorganization—Note 1	—	402,445
Shares redeemed	(1,621,255)	(1,311,816)
Net Increase (Decrease) in Shares Outstanding	(1,512,434)	(563,695)

Class R
Shares sold	8,299,682	58,871,026
Shares redeemed	(18,005,233)	(7,143,405)
Net Increase (Decrease) in Shares Outstanding	(9,705,551)	51,727,621

Class T
Shares sold	83,610	36,579
Shares issued in connection
with reorganization—Note 1	—	60,337
Shares redeemed	(127,974)	(53,363)
Net Increase (Decrease) in Shares Outstanding	(44,364)	43,553

[a] During the period ended August 31, 2005, 598,310 Class B shares representing $12,482,881 were automatically converted to 567,030 Class A shares and during the period ended August 31, 2004, 161,351 Class B shares representing $3,480,611 were automatically converted to 154,779 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describes the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	19.64	21.28	14.89	22.58	67.51
Investment Operations:
Investment (loss)—net [a]	(.10)	(.24)	(.18)	(.25)	(.25)
Net realized and unrealized
gain (loss) on investments	2.86	(1.40)	6.57	(7.44)	(44.68)
Total from Investment Operations	2.76	(1.64)	6.39	(7.69)	(44.93)
Net asset value, end of period	22.40	19.64	21.28	14.89	22.58

Total Return (%) [b]	14.05	(7.71)	42.91	(34.06)	(66.55)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.32	1.42	1.57	1.55	1.22
Ratio of net investment (loss)
to average net assets	(.45)	(1.06)	(1.06)	(1.13)	(.66)
Portfolio Turnover Rate	44.59	127.75	61.71	77.42	100.86

Net Assets, end of period ($ x 1,000)	384,411	398,767	423,425	314,261	568,402

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class B Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	18.75	20.50	14.49	22.16	66.81
Investment Operations:
Investment (loss)—net [a]	(.29)	(.43)	(.33)	(.42)	(.55)
Net realized and unrealized
gain (loss) on investments	2.71	(1.32)	6.34	(7.25)	(44.10)
Total from Investment Operations	2.42	(1.75)	6.01	(7.67)	(44.65)
Net asset value, end of period	21.17	18.75	20.50	14.49	22.16

Total Return (%) [b]	12.91	(8.54)	41.48	(34.61)	(66.83)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.29	2.36	2.54	2.43	2.04
Ratio of net investment (loss)
to average net assets	(1.41)	(2.00)	(2.03)	(2.00)	(1.48)
Portfolio Turnover Rate	44.59	127.75	61.71	77.42	100.86

Net Assets, end of period ($ x 1,000)	162,849	206,901	239,954	198,340	375,112

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended August 31,

Class C Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	18.76	20.51	14.49	22.15	66.75
Investment Operations:
Investment (loss)—net [a]	(.29)	(.42)	(.32)	(.41)	(.54)
Net realized and unrealized
gain (loss) on investments	2.72	(1.33)	6.34	(7.25)	(44.06)
Total from Investment Operations	2.43	(1.75)	6.02	(7.66)	(44.60)
Net asset value, end of period	21.19	18.76	20.51	14.49	22.15

Total Return (%) [b]	12.95	(8.53)	41.55	(34.58)	(66.82)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.28	2.33	2.51	2.38	2.00
Ratio of net investment (loss)
to average net assets	(1.39)	(1.98)	(2.00)	(1.95)	(1.44)
Portfolio Turnover Rate	44.59	127.75	61.71	77.42	100.86

Net Assets, end of period ($ x 1,000)	67,295	87,980	107,737	91,048	182,418

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class R Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	20.06	21.63	15.05	22.72	67.69
Investment Operations:
Investment income (loss)—net [a]	.00[b]	(.05)	(.08)	(.16)	(.14)
Net realized and unrealized
gain (loss) on investments	2.91	(1.52)	6.66	(7.51)	(44.83)
Total from Investment Operations	2.91	(1.57)	6.58	(7.67)	(44.97)
Net asset value, end of period	22.97	20.06	21.63	15.05	22.72

Total Return (%)	14.51	(7.26)	43.72	(33.76)	(66.44)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.86	.86	.97	1.15	.86
Ratio of net investment income
(loss) to average net assets	.01	(.26)	(.45)	(.73)	(.34)
Portfolio Turnover Rate	44.59	127.75	61.71	77.42	100.86

Net Assets, end of period ($ x 1,000)	981,036	1,051,240	14,750	8,318	9,872

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
See notes to financial statements.

20

		Year Ended August 31,

Class T Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	19.22	20.90	14.70	22.38	67.26
Investment Operations:
Investment (loss)—net [a]	(.19)	(.31)	(.25)	(.34)	(.39)
Net realized and unrealized
gain (loss) on investments	2.78	(1.37)	6.45	(7.34)	(44.49)
Total from Investment Operations	2.59	(1.68)	6.20	(7.68)	(44.88)
Net asset value, end of period	21.81	19.22	20.90	14.70	22.38

Total Return (%) [b]	13.48	(8.04)	42.18	(34.32)	(66.72)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.79	1.79	2.07	1.99	1.59
Ratio of net investment (loss)
to average net assets	(.91)	(1.43)	(1.56)	(1.56)	(1.04)
Portfolio Turnover Rate	44.59	127.75	61.71	77.42	100.86

Net Assets, end of period ($ x 1,000)	4,629	4,931	4,451	3,364	6,583

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Technology Growth Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund. The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Capital Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

On December 17, 2003, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s shareholders, all of the assets, subject to the liabilities, of the Dreyfus Premier NextTech Fund, a series of Dreyfus Premier Opportunity Funds, Inc., were transferred to the fund in exchange for shares of Common Stock of the

22

fund of equal value.The fund’s net asset value on December 17, 2003 was $21.96 per share for Class A shares, $21.10 per share for Class B shares, $21.11 per share for Class C shares and $21.54 per share for Class T shares and a total of 814,156 Class A shares, 1,254,690 Class B shares, 402,445 Class C shares and 60,337 Class T shares, representing net assets of $17,878,863 Class A shares, $26,473,963 Class B shares, $8,495,607 Class C shares and $1,299,662 Class T shares (including $6,108,533 net unrealized appreciation on investments), were issued to Dreyfus Premier NexTech Fund shareholders in the exchange. The exchange was a tax free event to shareholders.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from

24

securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institu-tions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $442,576,799 and unrealized appreciation $160,646,239.

The accumulated capital loss carryover of $442,576,799, which can be utilized in subsequent years subject to an annual limitation due to the fund’s merger with Dreyfus Premier NexTech Fund and other ownership changes, is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2005. If not applied, $369,351,297 of the carryover expires in fiscal 2011 and $73, 225,502 expires in fiscal 2012. The accumulated capital loss carryover reflected above represents the amount available after limitations pursuant to Section 382 of the Code. Due to the limitation on utilization of the capital loss carryover, only $442,576,799 of the remaining $1,533,146,302 will actually be eligible to offset future gains. Consequently, the difference of $1,090,569,503 has been recorded as a reduction of paid-in capital in fiscal 2005.

During the period ended August 31,2005,as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, limited partnerships, foreign currency transactions and other permanent book to tax differences under the provisions of Section 382 of the Code, the fund increased accumulated undistributed investment income-net by $5,662,645, increased accumulated net realized gain (loss) on investments by $1,088,763,689 and decreased paid-in capital by $1,094,426,334. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit pri-

26

marily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under arrangements during the period ended August 31, 2005 was approxi mately $828,200, with a related weighted average annualized interest rate of 3.00% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2005, the Distributor retained $20,505 and $305 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $767,793 and $10,854 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2005, Class B, Class C and Class T shares were charged $1,467,664, $602,602 and $12,858, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2005, Class A, Class B, Class C and Class T shares were charged $1,012,596, $489,221, $200,867 and $12,858, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $1,460,396 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2005, the fund was charged $318,528 pursuant to the custody agreement.

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $1,036,326, Rule 12b-1 distribution plan fees $150,219, shareholder services plan fees $133,256, custody fees $75,380, chief compliance officer fees $1,533 and transfer agency per account fees $227,250.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended August 31, 2005, amounted to $759,213,948 and $1,113,401,179, respectively.

28

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each contract.At August 31, 2005, there were no forward currency exchange contracts outstanding.

At August 31, 2005, the cost of investments for federal income tax purposes was $1,491,145,651; accordingly, accumulated net unrealized appreciation on investments was $160,641,957, consisting of $215,022,791 gross unrealized appreciation and $54,380,834 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Technology Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Technology Growth Fund (one of the funds comprising Dreyfus Growth and Value Fund, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2005 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Technology Growth Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 14, 2005
The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on March 14, 2005, the Board considered the re-approval for an annual period of the Fund’s Management Agreement, pursuant to which the Manager provides the Fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940,as amended) of the Fund,were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the Fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the Fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the Fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the Fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the Fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the Fund, as well as the Fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the Fund’s perfor-mance,management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper category

32

averages, as applicable. The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the Fund. The Board members discussed the results of the comparisons for various periods ended January 31, 2005, and noted that the Fund’s performance was higher than the comparison group averages for the 3-year and 5-year periods, but was lower than the comparison group average for the 1-year period. The Board also noted that the Fund’s performance was higher than the Lipper category average for the 5-year period, but was lower than the Lipper category averages for the 1-year and 3-year periods.The Board discussed with representatives of the Manager the reasons for the Fund’s underperformance compared to the Lipper category for the 1-and 3-year periods and the Manager’s efforts to improve performance. The Board members also discussed the Fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Fund’s management fee ranked in the top half (i.e., lower than most others) of the comparison group funds. The Board noted that the Fund’s total expense ratio was lower than the Fund’s comparison group and Lipper category averages.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in management of the Similar Accounts as compared to managing and providing services to the Fund. The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager to evaluate the appropriateness and reason-

The Fund 33

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

ableness of the Fund’s advisory fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the Fund.The Board members evaluated the analysis in light of the relevant circumstances for the Fund, and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to the Manager from acting as investment adviser and reviewed the soft dollar arrangements with respect to trading the Fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the Fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate

34

court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the Fund was not unreasonable given the Fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the Fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board expressed concern over the Fund’s performance, but was satisfied with the Manager’s efforts to improve such performance.
  The Board concluded that the fee paid to the Manager by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the Fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the Fund had been adequately considered by the Manager in connection with the management fee rate charged to the Fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Fund’s Management Agreement was in the best interests of the Fund and its shareholders.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
• Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————
David P. Feldman (65) Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee

Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 58

———————
Ehud Houminer (65) Board Member (1993)
Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 36
36

Gloria Messinger (75) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 25
———————

T. John Szarkowski (79) Board Member (1996)

Principal Occupation During Past 5 Years:
• Consultant in Photography
Other Board Memberships and Affiliations:
• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 25
———————
Anne Wexler (75) Board Member (1996)
Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JAMES BITETTO, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board, Chief Executive	Assistant General Counsel and Assistant
Officer and Chief Operating Officer of the	Secretary of the Manager, and an officer of 91
Manager, and an officer of 90 investment	investment companies (comprised of 200
companies (comprised of 184 portfolios)	portfolios) managed by the Manager. He is 39
managed by the Manager. Mr. Canter also is a	years old and has been an employee of the
Board member and, where applicable, an	Manager since December 1996.

Executive Committee Member of the other	JONI LACKS CHARATAN, Vice President
investment management subsidiaries of Mellon	and Assistant Secretary since
Financial Corporation, each of which is an	August 2005.
affiliate of the Manager. He is 60 years old and
has been an employee of the Manager since	Assistant General Counsel and Assistant
May 1995.	Secretary of the Manager, and an officer of 91
investment companies (comprised of 200
STEPHEN R. BYERS, Executive Vice	portfolios) managed by the Manager. She is 49
President since November 2002.	years old and has been an employee of the
Chief Investment Officer,Vice Chairman and a	Manager since October 1998.

director of the Manager, and an officer of 90	JOSEPH M. CHIOFFI, Vice President and
investment companies (comprised of 184	Assistant Secretary since August 2005.
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive	Assistant General Counsel and Assistant
Committee Member of certain other	Secretary of the Manager, and an officer of 91
investment management subsidiaries of Mellon	investment companies (comprised of 200
Financial Corporation, each of which is an	portfolios) managed by the Manager. He is 43
affiliate of the Manager. He is 52 years old and	years old and has been an employee of the
has been an employee of the Manager since	Manager since July 2000.
January 2000.	JANETTE E. FARRAGHER, Vice President
MARK N. JACOBS, Vice President since	and Assistant Secretary since
March 2000.	August 2005.
Executive Vice President, Secretary and	Associate General Counsel of the Manager,
General Counsel of the Manager, and an	and an officer of 91 investment companies
officer of 91 investment companies (comprised	(comprised of 200 portfolios) managed by the
of 200 portfolios) managed by the Manager.	Manager. She is 42 years old and has been an
He is 59 years old and has been an employee	employee of the Manager since February 1984.
of the Manager since June 1977.	JOHN B. HAMMALIAN, Vice President and
MICHAEL A. ROSENBERG, Vice President	Assistant Secretary since August 2005.
and Secretary since August 2005.	Associate General Counsel of the Manager,
Associate General Counsel of the Manager,	and an officer of 91 investment companies
and an officer of 91 investment companies	(comprised of 200 portfolios) managed by the
(comprised of 200 portfolios) managed by the	Manager. He is 42 years old and has been an
Manager. He is 45 years old and has been an	employee of the Manager since February 1991.
employee of the Manager since October 1991.

38

ROBERT R. MULLERY, Vice President and	ROBERT SVAGNA, Assistant Treasurer
Assistant Secretary since August 2005.	since December 2002.
Associate General Counsel of the Manager,	Senior Accounting Manager – Equity Funds of
and an officer of 91 investment companies	the Manager, and an officer of 91 investment
(comprised of 200 portfolios) managed by the	companies (comprised of 200 portfolios)
Manager. He is 53 years old and has been an	managed by the Manager. He is 38 years old
employee of the Manager since May 1986.	and has been an employee of the Manager

JEFF PRUSNOFSKY, Vice President and	since November 1990.
Assistant Secretary since August 2005.	KENNETH J. SANDGREN, Assistant
Associate General Counsel of the Manager,	Treasurer since November 2001.
and an officer of 91 investment companies	Mutual Funds Tax Director of the Manager,
(comprised of 200 portfolios) managed by the	and an officer of 91 investment companies
Manager. He is 40 years old and has been an	(comprised of 200 portfolios) managed by the
employee of the Manager since October 1990.	Manager. He is 51 years old and has been an

JAMES WINDELS, Treasurer since	employee of the Manager since June 1993.
November 2001.	JOSEPH W. CONNOLLY, Chief Compliance
Director – Mutual Fund Accounting of the	Officer since October 2004.
Manager, and an officer of 91 investment	Chief Compliance Officer of the Manager and
companies (comprised of 200 portfolios)	The Dreyfus Family of Funds (91 investment
managed by the Manager. He is 46 years old	companies, comprising 200 portfolios). From
and has been an employee of the Manager	November 2001 through March 2004, Mr.
since April 1985.	Connolly was first Vice-President, Mutual

GREGORY S. GRUBER, Assistant	Fund Servicing for Mellon Global Securities
Treasurer since August 2005.	Services. In that capacity, Mr. Connolly was
responsible for managing Mellon’s Custody,
Senior Accounting Manager – Municipal Bond	Fund Accounting and Fund Administration
Funds of the Manager, and an officer of 91	services to third-party mutual fund clients. He
investment companies (comprised of 200	is 48 years old and has served in various
portfolios) managed by the Manager. He is 46	capacities with the Manager since 1980,
years old and has been an employee of the	including manager of the firm’s Fund
Manager since August 1981.	Accounting Department from 1997 through
ERIK D. NAVILOFF, Assistant Treasurer	October 2001.
since August 2005.	WILLIAM GERMENIS, Anti-Money
Senior Accounting Manager – Taxable Fixed	Laundering Compliance Officer since
Income Funds of the Manager, and an officer	October 2002.
of 91 investment companies (comprised of 200	Vice President and Anti-Money Laundering
portfolios) managed by the Manager. He is 37	Compliance Officer of the Distributor, and the
years old and has been an employee of the	Anti-Money Laundering Compliance Officer
Manager since November 1992.	of 88 investment companies (comprised of 197
ROBERT ROBOL, Assistant Treasurer	portfolios) managed by the Manager. He is 35
since August 2005.	years old and has been an employee of the
Distributor since October 1998.
Senior Accounting Manager – Money Market
Funds of the Manager, and an officer of 91
investment companies (comprised of 200
portfolios) managed by the Manager. He is 41
years old and has been an employee of the
Manager since October 1988.

The Fund 39

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Technology Growth Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
24	Report of Independent Registered
Public Accounting Firm
25	Information About the Review and Approval
of the Fund’s Management Agreement
30	Board Members Information
32	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Small Company Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Small Company Value Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, David A. Daglio.

On average, stock prices ended the reporting period higher than where they began. However, most of the market’s gains occurred during the closing months of 2004. So far in 2005, positive factors, including steady economic growth and higher corporate profits, were largely offset by headwinds, such as sharply higher energy prices and rising short-term interest rates. Midcap stocks produced higher returns than small-cap stocks in this environment, and small-cap stocks outperformed large-cap stocks. Also, value-oriented stocks have generally produced better results than their more growth-oriented counterparts during the past 12 months.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other lingering consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook.Nonetheless,our economists currently expect the economy to continue to grow without either entering a recession or triggering a significant acceleration of inflation. As always, we encourage you to discuss the potential implications of these and other matters with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

David A. Daglio, Portfolio Manager

How did Dreyfus Small Company Value Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund produced a total return of 33.74% .1 In comparison, the fund’s benchmark, the Russell 2000 Value Index (the “Index”), produced a total return of 22.61% for the same period.2

An improving U.S. economy and rising corporate earnings more than offset concerns related to rising interest rates and soaring energy prices, fueling gains for small-cap stocks during the reporting period. The fund produced a higher return than its benchmark, due largely to its overweight position in the energy, capital goods, utilities and technology sectors.

As of August 17, 2005, David A. Daglio became the fund’s primary portfolio manager. Mr. Daglio is a senior vice president of The Boston Company Asset Management, an affiliate of Dreyfus.

What is the fund’s investment approach?

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in small-company stocks of companies with market capitalizations between $100 million and $2 billion at the time of purchase. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund’s holdings can have market capitalizations in excess of $2 billion at any given time. The fund’s stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings (IPOs).

The portfolio manager identifies potential investments through extensive quantitative and fundamental research.When selecting stocks, we emphasize three key factors: value, or how a stock is valued relative to its intrinsic worth based on traditional value measures; business health,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

or the overall efficiency and profitability as measured by return on assets and return on equity; and business momentum, or the presence of a catalyst, such as corporate restructuring, change in management or a spin-off that will trigger a price increase in the near- to midterm.

What other factors influenced the fund’s performance?

Although we choose investments through quantitative and fundamental research into individual companies and not according to broader economic or market trends, it is worth noting that small-cap stocks generally benefited from stronger economic growth during the reporting period, which helped make investors more comfortable assuming the risks of investing in smaller companies. Corporate profitability and balance sheets improved, and a long-awaited increase in capital spending among businesses began to materialize. Despite rising oil and natural gas prices, consumer spending remained strong as borrowing rates remained low,the labor market improved and home values rose.By the second half of the reporting period, however, soaring energy prices and rising short-term interest rates began to weigh more heavily on investor sentiment, and gains from small-cap stocks began to moderate.

In this environment, the fund enjoyed success across a number of market sectors. Not surprisingly, several energy stocks posted strong returns as oil and gas prices reached record highs.The fund’s relatively heavy exposure to the energy sector boosted returns further. Similarly, stocks of coal producers gained value due to rising demand for alternative energy sources. Within the capital goods area, the fund’s stock selection strategy drove returns. For example, York International, an independent supplier of heating, air conditioning, ventilation and refrigeration systems, benefited from a robust environment for renovations and new construction.

Our stock selection strategy was particularly successful in the utilities area, with attractive contributions to performance from telecommunications service providers Dobson Communications and UbiquiTel. In the technology area, semiconductor and semiconductor capital equipment stocks rebounded amid increased corporate capital spending.

4

Some of the Index’s smaller industry groups detracted from the fund’s performance. Some holdings in the consumer non-durables sector were affected by disappointing earnings and rising fuel costs. Finally, in the transportation sector, higher fuel prices during the second half of the reporting period eroded earlier gains.

What is the fund’s current strategy?

As of the end of the reporting period, our security selection process has continued to find relatively attractive values among technology companies, radio broadcasters and several areas within the health care group, including the biotechnology, pharmaceutical and home health care industries. Conversely, we have found limited opportunities in the traditional dividend-paying areas of the market, which include banks, thrifts and utilities.

In addition, we recently trimmed or sold some of the fund’s energy and coal stocks as they reached our price targets.We have also reduced the fund’s exposure to steel manufacturers, focusing instead on steel processors that, in our judgment, may be better positioned to benefit from more stable commodity prices. In our judgment, these strategies position the fund well for the next phase of the business cycle.

September 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

FUND PERFORMANCE
Average Annual Total Returns	as of 8/31/05
	1 Year	5 Years	10 Years

Fund	33.74%	9.70%	14.08%
† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. The above graph compares a $10,000 investment made in Dreyfus Small Company Value Fund on 8/31/95 to a $10,000 investment made on that date in the Russell 2000 Value Index (the “Index”). All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is an unmanaged index of small-cap value stock performance.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Company Value Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2005
Expenses paid per $1,000 †	$ 6.31
Ending value (after expenses)	$1,087.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
Expenses paid per $1,000 †	$ 6.11
Ending value (after expenses)	$1,019.16

† Expenses are equal to the fund’s annualized expense ratio of 1.20%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS August 31, 2005
Common Stocks—96.5%	Shares	Value ($)

Banking—2.5%
Advance America Cash Advance Centers	203,580	2,911,194
EuroBancshares	4,525 [a]	68,056
PHH	53,630 [a]	1,621,771
		4,601,021
Basic Industries—10.5%
America West Holdings, Cl. B	208,100 [a,b]	1,465,024
Applied Micro Circuits	436,900 [a]	1,201,475
Arch Coal	25,400 [b]	1,630,680
Chemtura	222,920	3,825,307
Gibraltar Industries	69,450	1,487,619
GrafTech International	305,000 [a]	1,811,700
Massey Energy	60,300	3,063,240
PolyOne	118,400 [a]	803,936
Timken	50,500	1,483,185
Walter Industries	58,300 [b]	2,557,621
		19,329,787
Beverages & Tobacco—.9%
CBRL Group	47,600	1,721,216
Broadcasting & Publishing—.7%
Salem Communications, Cl. A	63,805 [a]	1,183,583
Capital Goods—7.0%
AGCO	127,500 [a]	2,617,575
Apogee Enterprises	100,900	1,620,454
CommScope	34,000 [a,b]	635,800
Navistar International	74,100 [a]	2,368,236
Shaw Group	104,400 [a]	2,202,840
Terex	9,800 [a]	478,044
Varian	37,800 [a]	1,345,680
Wabash National	73,200	1,524,024
		12,792,653
Consumer Durables—3.6%
Comstock Homebuilding Cos., Cl. A	38,600 [a]	822,180
Fleetwood Enterprises	126,400 [a,b]	1,277,904
Interface, Cl. A	123,500 [a]	1,253,525
WCI Communities	106,500 [a,b]	3,213,105
Winnebago Industries	2,900	88,363
		6,655,077

8

Common Stocks (continued)	Shares	Value ($)

Consumer Non-Durables—2.4%
Intertape Polymer Group	91,100 [a]	650,454
NBTY	72,600 [a]	1,589,214
ProQuest	59,200 [a]	2,129,424
		4,369,092
Consumer Services—9.3%
Cache	28,500 [a]	487,635
Christopher & Banks	9,900	159,093
Cost Plus	51,100 [a]	1,099,161
Cumulus Media, Cl. A	139,200 [a]	1,777,584
Eddie Bauer Holdings	33,300 [a]	895,770
Emmis Communications, Cl. A	169,100 [a]	4,051,636
J Jill Group	78,100 [a]	1,383,932
Kirkland’s	56,200 [a]	525,470
Marvel Enterprises	135,000 [a,b]	2,598,750
Performance Food Group	45,800 [a]	1,418,426
PETCO Animal Supplies	33,500 [a]	741,020
Ruby Tuesday	44,000	972,400
Tetra Tech	59,400 [a]	936,738
		17,047,615
Electrical Components—1.0%
Bookham	279,440 [a,b]	1,169,456
Creative Technology	71,200 [b]	600,216
		1,769,672
Energy—7.3%
Chesapeake Energy	70,200	2,219,022
Global Industries	142,000 [a]	1,955,340
Key Energy Services	324,100 [a]	4,618,425
Lone Star Technologies	46,400 [a]	2,565,920
Maverick Tube	65,600 [a]	2,089,360
		13,448,067
Financial Services—9.1%
Ameritrade Holding	63,800 [a]	1,269,620
Delphi Financial Group, Cl. A	12,450	586,395
Doral Financial	44,900	643,866
E*TRADE Financial	281,100 [a]	4,497,600
Erie Indemnity, Cl. A	14,300	745,602
Infinity Property & Casualty	19,970	649,425

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Financial Services (continued)
Montpelier Re Holdings	25,850	845,295
PartnerRe	18,500	1,122,950
Phoenix Cos.	153,900 [b]	1,845,261
PXRE Group	44,100	1,027,089
Safety Insurance Group	29,900 [b]	1,048,892
Santander BanCorp	31,150	808,031
Scottish Re Group	46,900	1,128,414
Webster Financial	11,900	546,448
		16,764,888
Food & Household Products—1.3%
Cosi	261,600 [a]	2,383,176
Health Care—6.5%
Enzon Pharmaceuticals	156,000 [a]	1,090,440
NDCHealth	38,900	731,709
Odyssey HealthCare	41,000 [a]	684,700
Par Pharmaceutical Cos.	94,100 [a]	2,274,397
Quidel	325,800 [a]	2,652,012
Regeneration Technologies	408,600 [a]	3,779,550
Savient Pharmaceuticals	93,400 [a]	377,336
Zoll Medical	10,400 [a]	277,368
		11,867,512
Insurance—1.1%
Bristol West Holdings	53,800	938,810
USI Holdings	91,400 [a]	1,119,650
		2,058,460
Leisure & Tourism—.4%
West Marine	43,100 [a]	802,522
Merchandising—.8%
Cash America International	71,900	1,507,743
Metals—1.8%
Steel Technologies	74,100	1,734,681
Worthington Industries	90,400	1,636,240
		3,370,921
Miscellaneous Materials—.4%
Alpha Natural Resources	25,400 [a]	757,682

10

Common Stocks (continued)	Shares	Value ($)

Recreational Products/Toys—.7%
Hot Topic	84,000 [a]	1,302,000
Technology—19.4%
Amkor Technology	155,200 [a,b]	791,520
Ariba	37,200 [a,b]	220,968
Atmel	527,700 [a]	1,087,062
Axcelis Technologies	316,400 [a]	1,866,760
BearingPoint	154,600 [a]	1,264,628
Borland Software	120,800 [a]	738,088
Brooks Automation	172,100 [a]	2,443,820
Cypress Semiconductor	255,900 [a]	3,999,717
Enterasys Networks	825,500 [a,b]	941,070
Entravision Communications, Cl. A	46,300 [a]	376,882
Fairchild Semiconductor International	120,700 [a]	2,033,795
Gateway	142,800 [a]	434,112
Insight Enterprises	15,700 [a]	295,631
iPass	165,300 [a]	922,374
LTX	384,900 [a,b]	1,639,674
Manugistics Group	288,100 [a]	547,390
Mattson Technology	163,800 [a]	1,556,100
Maxtor	444,500 [a]	2,160,270
McData, Cl. A	229,400 [a]	1,234,172
Mobility Electronics	158,200 [a]	1,732,290
Photon Dynamics	89,700 [a]	1,749,150
SafeNet	93,700 [a]	2,998,400
webMethods	236,300 [a]	1,609,203
Zoran	182,600 [a]	2,877,776
		35,520,852
Transportation—3.4%
Continental Airlines, Cl. B	67,800 [a,b]	906,486
EGL	145,200 [a]	3,643,068
Northwest Airlines	128,200 [a,b]	644,846
Swift Transportation	48,800 [a,b]	973,072
		6,167,472
Utilities—6.2%
Dobson Communications, Cl. A	899,300 [a]	6,843,673

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
UbiquiTel	509,800 [a]	4,419,966
UIL Holdings	1,000	52,960
		11,316,599
Wholesale—.2%
NuCo2	12,500 [a]	313,000
Total Common Stocks
(cost $153,752,855)		177,050,610

	Principal
Short-Term Investments—2.3%	Amount ($)	Value ($)

U.S. Treasury Bills;
3.30%, 9/22/2005
(cost $4,105,092)	4,113,000	4,105,144

Investment of Cash Collateral
for Securities Loaned—9.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $16,935,769)	16,935,769 [c]	16,935,769

Total Investments (cost $174,793,716)	108.0%	198,091,523
Liabilities, Less Cash and Receivables	(8.0%)	(14,662,810)
Net Assets	100.0%	183,428,713

[a] Non-income producing.
[b] All or portion of these securities are on loan. At August 31, 2005, the total market value of the fund’s securities on loan is $15,902,283 and the total market value of the collateral held by the fund is $16,935,769.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary †

Value (%)			Value (%)

Technology	19.4	Capital Goods	7.0
Short-Term/Money Market Investments	11.5	Health Care	6.5
Basic Industries	10.5	Utilities	6.2
Consumer Services	9.3	Consumer Durables	3.6
Financial Services	9.1	Other	17.6
Energy	7.3		108.0

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $15,902,283)—Note 1(c):
Unaffiliated issuers	157,857,947	181,155,754
Affiliated issuers	16,935,769	16,935,769
Cash		11,110
Receivable for investment securities sold		5,508,696
Dividends and interest receivable		69,879
Receivable for shares of Common Stock subscribed		67,409
Prepaid expenses		11,089
		203,759,706

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		180,698
Liability for securities on loan—Note 1(c)		16,935,769
Payable for investment securities purchased		2,741,801
Payable for shares of Common Stock redeemed		399,373
Accrued expenses		73,352
		20,330,993

Net Assets ($)		183,428,713

Composition of Net Assets ($):
Paid-in capital		157,979,654
Accumulated net realized gain (loss) on investments		2,151,252
Accumulated net unrealized appreciation
(depreciation) on investments		23,297,807

Net Assets ($)		183,428,713

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		6,717,048
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		27.31

See notes to financial statements.
The Fund 13

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $1,658 foreign taxes withheld at source)	693,395
Income from securities lending	134,464
Interest	5,584
Total Income	833,443
Expenses:
Management fee—Note 3(a)	1,329,057
Shareholder servicing costs—Note 3(b)	622,566
Custodian fees—Note 3(b)	44,152
Professional fees	33,033
Prospectus and shareholders’ reports	26,103
Registration fees	12,411
Interest expense—Note 2	4,924
Directors’ fees and expenses—Note 3(c)	3,046
Miscellaneous	7,379
Total Expenses	2,082,671
Investment (Loss)—Net	(1,249,228)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	34,623,698
Net unrealized appreciation (depreciation) on investments	18,819,662
Net Realized and Unrealized Gain (Loss) on Investments	53,443,360
Net Increase in Net Assets Resulting from Operations	52,194,132

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment (loss)—net	(1,249,228)	(1,828,993)
Net realized gain (loss) on investments	34,623,698	46,586,180
Net unrealized appreciation
(depreciation) on investments	18,819,662	(23,473,154)
Net Increase (Decrease) in Net Assets
Resulting from Operations	52,194,132	21,284,033

Capital Stock Transactions ($):
Net proceeds from shares sold	14,929,661	39,482,924
Cost of shares redeemed	(54,862,393)	(99,364,803)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(39,932,732)	(59,881,879)
Total Increase (Decrease) in Net Assets	12,261,400	(38,597,846)

Net Assets ($):
Beginning of Period	171,167,313	209,765,159
End of Period	183,428,713	171,167,313

Capital Share Transactions (Shares):
Shares sold	626,553	1,784,339
Shares redeemed	(2,290,652)	(4,624,475)
Net Increase (Decrease) in Shares Outstanding	(1,664,099)	(2,840,136)

See notes to financial statements.
The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

					Ten Months
					Ended	Year Ended
		Year Ended August 31,			August 31,	October 31,

	2005	2004	2003	2002	2001 [a]	2000

Per Share Data ($):
Net asset value,
beginning of period	20.42	18.69	12.29	25.86	24.03	20.72
Investment Operations:
Investment (loss)—net [b]	(.17)	(.18)	(.10)	(.15)	(.13)	(.13)
Net realized and unrealized
gain (loss) on investments	7.06	1.91	6.50	(6.36)	3.57	4.85
Total from Investment
Operations	6.89	1.73	6.40	(6.51)	3.44	4.72
Distributions:
Dividends from net realized
gain on investments	—	—	—	(7.06)	(1.61)	(1.41)
Net asset value,
end of period	27.31	20.42	18.69	12.29	25.86	24.03

Total Return (%)	33.74	9.26	52.08	(35.65)	16.23[c]	23.78

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.18	1.22	1.29	1.21	.93[c]	1.20
Ratio of net investment (loss)
to average net assets	(.70)	(.83)	(.79)	(.79)	(.50)[c]	(.57)
Portfolio Turnover Rate	107.07	113.42	128.80	126.43	129.27[c]	169.12

Net Assets, end of period
($ x 1,000)	183,429	171,167	209,765	170,376	368,354	303,336

[a]	The fund changed its fiscal year end from October 31 to August 31.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Small Company Value Fund (the “fund”) is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund. The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no trans-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

actions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

18

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $6,730,807 and unrealized appreciation $18,718,252.

During the period ended August 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $1,249,228 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2005 was approximately $174,500, with a related weighted average annualized interest rate of 2.80% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make

20

payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2005, the fund was charged $443,019 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $94,504 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2005, the fund was charged $44,152 pursuant to the custody agreement.

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $115,515, shareholder services plan fees $38,364, custodian fees $9,518, chief compliance officer fees $1,533 and transfer agency per account fees $15,768.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2005, amounted to $188,997,400 and $234,899,499, respectively.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2005, the cost of investments for federal income tax purposes was $179,373,271; accordingly, accumulated net unrealized appreciation on investments was $18,718,252, consisting of $34,849,194 gross unrealized appreciation and $16,130,942 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The

22

Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Small Company Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments,of Dreyfus Small Company Value Fund (one of the funds comprising Dreyfus Growth and Value Funds, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2005 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Company Value Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 14, 2005
24

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on March 14, 2005, the Board considered the re-approval for an annual period of the Fund’s Management Agreement, pursuant to which the Manager provides the Fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940,as amended) of the Fund,were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the Fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the Fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the Fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the Fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the Fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the Fund, as well as the Fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day Fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the Fund’s performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper

The Fund 25

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S I N V E S T M E N T M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

category averages, as applicable. The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the Fund.The Board members discussed the results of the comparisons for various periods ended January 31, 2005, and noted that the Fund’s performance was below the comparison group and Lipper category averages for the 1-year, 3-year and 5-year periods and above the comparison group and Lipper category averages for the 10-year period. The Board also observed that the Fund ranked first in its comparison group for the 10-year period.The Board discussed with representatives of the Manager the reasons for the Fund’s underperformance compared to the comparison group and Lipper category for the 1-, 3- and 5-year periods, and the Manager’s efforts to improve performance.The Board members also discussed the Fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Fund’s management fee ranked in the top half (i.e., lower than most others) of the comparison group funds. The Board noted that the Fund’s total expense ratio was lower than the Fund’s comparison group and Lipper category averages.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Similar Funds”), and by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the Fund; it was noted that the Similar Funds were mutual funds included in the “small cap core” and “small cap core variable insurance products” categories by Lipper.The

26

Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided; it was noted that the Similar Funds generally had the same or higher management fees than the fee borne by the Fund.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager to evaluate the appropriateness and reasonableness of the Fund’s advisory fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the Fund.The Board members evaluated the analysis in light of the relevant circumstances for the Fund, and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.The Board members also considered potential benefits to the Manager from acting as investment adviser and reviewed the soft dollar arrangements with respect to trading the Fund’s portfolio.

The Fund 27

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S I N V E S T M E N T M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

It was noted that the Board members should consider the Manager’s profitability with respect to the Fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the Fund was not unreasonable given the Fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the Fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  While the Board was concerned with the Fund’s short-term per- formance, the Board was satisfied with the Manager’s efforts to improve it. Accordingly, the Board approved the Management Agreement for a six-month period (instead of a year) so as to gauge the Manager’s efforts to improve performance over an appropriate period of time.
  The Board concluded that the fee paid to the Manager by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the Fund.
28

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the Fund had been adequately considered by the Manager in connection with the management fee rate charged to the Fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Fund’s Management Agreement for a six-month period was in the best interests of the Fund and its shareholders.

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
• Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————
David P. Feldman (65) Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director & Trustee

Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 58

———————

Ehud Houminer (65) Board Member (1993)

Principal Occupation During Past 5 Years:
  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 36
30

Gloria Messinger (75) Board Member (1993)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Yale Law School Fund, Director
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
  New York Women’s Agenda Music Performance Trust Fund, Director
No. of Portfolios for which Board Member Serves: 25
———————

T. John Szarkowski (79) Board Member (1996)

Principal Occupation During Past 5 Years:
• Consultant in Photography
Other Board Memberships and Affiliations:
• Photography Department at The Museum of Modern Art, Director Emeritus

No. of Portfolios for which Board Member Serves: 25
———————
Anne Wexler (75) Board Member (1996)
Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern- ment relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 36
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member

The Fund 31

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JAMES BITETTO, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board, Chief Executive	Assistant General Counsel and Assistant
Officer and Chief Operating Officer of the	Secretary of the Manager, and an officer of 91
Manager, and an officer of 90 investment	investment companies (comprised of 200
companies (comprised of 184 portfolios)	portfolios) managed by the Manager. He is 39
managed by the Manager. Mr. Canter also is a	years old and has been an employee of the
Board member and, where applicable, an	Manager since December 1996.

Executive Committee Member of the other	JONI LACKS CHARATAN, Vice President
investment management subsidiaries of Mellon	and Assistant Secretary since
Financial Corporation, each of which is an	August 2005.
affiliate of the Manager. He is 60 years old and
has been an employee of the Manager since	Assistant General Counsel and Assistant
May 1995.	Secretary of the Manager, and an officer of 91
investment companies (comprised of 200
STEPHEN R. BYERS, Executive Vice	portfolios) managed by the Manager. She is 49
President since November 2002.	years old and has been an employee of the
Chief Investment Officer,Vice Chairman and a	Manager since October 1998.

director of the Manager, and an officer of 90	JOSEPH M. CHIOFFI, Vice President and
investment companies (comprised of 184	Assistant Secretary since August 2005.
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive	Assistant General Counsel and Assistant
Committee Member of certain other	Secretary of the Manager, and an officer of 91
investment management subsidiaries of Mellon	investment companies (comprised of 200
Financial Corporation, each of which is an	portfolios) managed by the Manager. He is 43
affiliate of the Manager. He is 52 years old and	years old and has been an employee of the
has been an employee of the Manager since	Manager since July 2000.
January 2000.	JANETTE E. FARRAGHER, Vice President
MARK N. JACOBS, Vice President since	and Assistant Secretary since
March 2000.	August 2005.
Executive Vice President, Secretary and	Associate General Counsel of the Manager,
General Counsel of the Manager, and an	and an officer of 91 investment companies
officer of 91 investment companies (comprised	(comprised of 200 portfolios) managed by the
of 200 portfolios) managed by the Manager.	Manager. She is 42 years old and has been an
He is 59 years old and has been an employee	employee of the Manager since February 1984.
of the Manager since June 1977.	JOHN B. HAMMALIAN, Vice President and
MICHAEL A. ROSENBERG, Vice President	Assistant Secretary since August 2005.
and Secretary since August 2005.	Associate General Counsel of the Manager,
Associate General Counsel of the Manager,	and an officer of 91 investment companies
and an officer of 91 investment companies	(comprised of 200 portfolios) managed by the
(comprised of 200 portfolios) managed by the	Manager. He is 42 years old and has been an
Manager. He is 45 years old and has been an	employee of the Manager since February 1991.
employee of the Manager since October 1991.

32

ROBERT R. MULLERY, Vice President and	ROBERT SVAGNA, Assistant Treasurer
Assistant Secretary since August 2005.	since December 2002.
Associate General Counsel of the Manager,	Senior Accounting Manager – Equity Funds of
and an officer of 91 investment companies	the Manager, and an officer of 91 investment
(comprised of 200 portfolios) managed by the	companies (comprised of 200 portfolios)
Manager. He is 53 years old and has been an	managed by the Manager. He is 38 years old
employee of the Manager since May 1986.	and has been an employee of the Manager
JEFF PRUSNOFSKY, Vice President and	since November 1990.
Assistant Secretary since August 2005.	KENNETH J. SANDGREN, Assistant
Associate General Counsel of the Manager,	Treasurer since November 2001.
and an officer of 91 investment companies	Mutual Funds Tax Director of the Manager,
(comprised of 200 portfolios) managed by the	and an officer of 91 investment companies
Manager. He is 40 years old and has been an	(comprised of 200 portfolios) managed by the
employee of the Manager since October 1990.	Manager. He is 51 years old and has been an
JAMES WINDELS, Treasurer since	employee of the Manager since June 1993.
November 2001.	JOSEPH W. CONNOLLY, Chief Compliance
Director – Mutual Fund Accounting of the	Officer since October 2004.
Manager, and an officer of 91 investment	Chief Compliance Officer of the Manager and
companies (comprised of 200 portfolios)	The Dreyfus Family of Funds (91 investment
managed by the Manager. He is 46 years old	companies, comprising 200 portfolios). From
and has been an employee of the Manager	November 2001 through March 2004, Mr.
since April 1985.	Connolly was first Vice-President, Mutual
GREGORY S. GRUBER, Assistant	Fund Servicing for Mellon Global Securities
Treasurer since August 2005.	Services. In that capacity, Mr. Connolly was
Senior Accounting Manager – Municipal Bond	responsible for managing Mellon’s Custody,
Funds of the Manager, and an officer of 91	Fund Accounting and Fund Administration
investment companies (comprised of 200	services to third-party mutual fund clients.
portfolios) managed by the Manager. He is 46	He is 48 years old and has served in various
years old and has been an employee of the	capacities with the Manager since 1980,
Manager since August 1981.	including manager of the firm’s Fund
Accounting Department from 1997 through
ERIK D. NAVILOFF, Assistant Treasurer	October 2001.
since August 2005.
WILLIAM GERMENIS, Anti-Money
Senior Accounting Manager – Taxable Fixed	Laundering Compliance Officer since
Income Funds of the Manager, and an officer	October 2002.
of 91 investment companies (comprised of 200
portfolios) managed by the Manager. He is 37	Vice President and Anti-Money Laundering
years old and has been an employee of the	Compliance Officer of the Distributor, and the
Manager since November 1992.	Anti-Money Laundering Compliance Officer
of 88 investment companies (comprised of 197
ROBERT ROBOL, Assistant Treasurer	portfolios) managed by the Manager. He is 35
since August 2005.	years old and has been an employee of the
Senior Accounting Manager – Money Market	Distributor since October 1998.
Funds of the Manager, and an officer of 91
investment companies (comprised of 200
portfolios) managed by the Manager. He is 41
years old and has been an employee of the
Manager since October 1988.

The Fund 33

For More	Information

Dreyfus	Transfer Agent &
Small Company Value Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $289,354 in 2004 and $287,229 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $54,000 in 2004 and $56,700 in 2005. These services consisted of [(i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended].

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $218,500 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $48,665 in 2004 and $47,927 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $8,772 in 2004 and $9,080 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $557,202 in 2004 and $1,013,651 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth & Value Funds, Inc.
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	October 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	October 28, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	October 28, 2005

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)